[WM VARIABLE TRUST LOGO]





                               W M   V A R I A B L E   T R U S T

                               -       EQUITY FUNDS

                               -       FIXED-INCOME FUNDS

                                              Common sense. Uncommon solutions.



                                   [PICTURE]




                                 ANNUAL REPORT

                               for the year ended

                               December 31, 2001

EQUITY FUNDS

equity income fund
growth & income fund
growth fund of the northwest
growth fund
mid cap stock fund
small cap stock fund
international growth fund


FIXED-INCOME FUNDS

short term income fund
u.s. government securities fund
income fund money market fund


TABLE OF CONTENTS

Message From The President .............................          1

History Is On Our Side .................................          2

Guidance ...............................................          4

Individual Portfolio Reviews ...........................          5

Statements Of Assets And Liabilities ...................         28

Statements Of Operations ...............................         32

Statements Of Changes In Net Assets ....................         34

Statements Of Changes In Net Assets - Capital
  Stock Activity .......................................         38

Financial Highlights ...................................         40

Portfolio Of Investments ...............................         47

Notes To Financial Statements ..........................         71

Independent Auditors' Report ...........................         78

Other Information (unaudited) ..........................         79

[WILLIAM G. PAPESH PHOTOGRAPH]        DEAR INVESTOR,


Although the year closed with strong performance, it was generally a tough period for many equity investors. Many of us not only witnessed unprecedented market volatility during the year, but also a somewhat unsettling amount of global and political uncertainty. The good thing is that we now see some improvements on the horizon as well as seeing how strategic investment planning helps to alleviate downside risk. Those of us who were affected by the market events can learn from this experience and take proactive steps to help ensure that we are better prepared for the future. At the WM Group of Funds, we will continue to rely on a long-term strategy that utilizes some core investment principles, which now ring truer than ever.

The first investment principle involves maintaining a long-term focus. At the WM Group of Funds, our investment roots date back to 1939. During this time, we have seen bull and bear markets come and go along with multiple economic recessions and recoveries. The overriding theme throughout history is that both the economy and the stock market have always rebounded. Simply put, we believe despite the current recession and the tragedy of September 11th, the economy and the market will recover over the long term.

It is also important to maintain a core investment philosophy that incorporates diversification and asset allocation. It's fairly simple - at the WM Group of Funds, we maintain a conservative investment philosophy that has withstood the test of time and has rewarded investors with strong long-term results. Our philosophy is based on the belief that risk and return are proportional, and risk can be managed through diversification and asset allocation. This was clearly evident by the results of the past 12 months. Investors who spread their assets among a diversified mix of both stocks and bonds enjoyed significant success relative to those who held equity investments alone. Asset allocation, or how you combine your investments among different asset classes, is the most important factor in determining your long-term results. While much of the market has been volatile recently, knowing you are invested in a professionally managed, diversified portfolio can provide some much needed peace of mind.

Another basic principle we have relied upon is incorporating a wide range of products to enable proper diversification. Our product offerings include stock, bond, and money market funds, as well as actively managed "fund of funds." We also draw upon the expertise of different management firms and management styles to give you more options to help reach your goals. There is something to be said about knowing your strengths and seeking out the best managers in areas that are not our primary focus -- this is what we do at the WM Group of Funds. And, despite the heightened market volatility, we are very pleased with our results. Not only did our fixed-income funds perform strongly during the year, but our conservative, value-based equity funds also provided solid performance despite very weak economic and market conditions. Additionally, our Strategic Asset Management (SAM) Portfolios, which are designed to manage risk while pursuing various long-term investment goals, performed well relative to the overall market during this tumultuous period.

At the WM Group of Funds, we are here to ensure you have responsive customer service and 24-hour access to your account through our Web site at www.wmgroupoffunds.com. Here you will find market commentary, fund information and performance, and much more. We also encourage you to meet regularly with your Investment Representative, who can offer professional guidance to help you effectively manage your long-term financial plan. By reviewing your financial plan, you and your Representative can explore strategies to take advantage of time-tested investment principles such as diversification, asset allocation, and dollar cost averaging.(1)

The following annual report details the investment performance and strategy for the WM Variable Trust Funds that are used as underlying investments for our multiple variable annuity products, each designed to provide you with the potential for tax-deferred investment growth.(2)

Each variable annuity product has different features and benefits as well as expenses, so please contact the WM Group of Funds or your Investment Representative for information on your particular account.

For over 60 years, we have dedicated ourselves to helping investors reach their financial goals, and we thank you for your continued confidence in the WM Group of Funds.



Sincerely,


/s/ WILLIAM G. PAPESH
--------------------------------
William G. Papesh
President

(1) Dollar cost averaging does not assure a profit and does not protect against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. Before starting such a program, you should consider your ability to make purchases through periods of low price levels.

(2) Withdrawals made from annuity products prior to age 59 1/2 may be subject to a 10% tax penalty.

HISTORY IS ON OUR SIDE
--------------------------------------------------------------------------------

Throughout history, markets have been shocked by tragedy, recession and war, but have always shown tremendous resiliency over the long term.

Given the tragic events of September 11, 2001 and their impact on equity markets around the globe, it is important to examine the U.S. economy and its financial markets from a historical perspective.

Throughout history, markets have been shocked by tragedy, recession and war, but have always shown tremendous resiliency over the long term. This time should not be any different, and we have already seen significant improvement at the close of 2001. Although the effects of the attacks will put additional strain on an already weak economic system, they should not affect investors' long-term investment strategies. Investors should continue to rely on basic investment principles that include a long-term outlook, diversification, and ensuring that their assets are strategically aligned with their goals and objectives. These strategies can help to reduce risk and help prepare investors for any future market events.

A Time-Tested Investment Philosophy

The WM Group of Funds has an investment foundation that dates back to 1939. During this time, we've experienced both the downside and the upside of changing economies and markets. In the chart below, you can see that equities (as measured by the S&P 500 Index) have exhibited significant long-term growth since 1939 despite several tragic events. History has been marked by wars, assassinations, invasions, and other crises, but the U.S. stock market has continued to move in a positive direction. Backed by our conservative, long-term investment philosophy, the WM Group of Funds has grown as well. Our fund family has evolved and expanded to offer a wide range of investment products designed to help investors take control of their financial success.



           The Market Keeps Growing: May 31, 1939 - December 31, 2001






                        [THE MARKET KEEPS GROWING GRAPH]





* Source: Ibbotson Associates. Includes reinvestment of all dividends and distributions. The S&P 500 is an unmanaged index considered representative of large-cap U.S. stocks. Individuals cannot invest directly in any index. Past performance is not a guarantee of future results.

2001: A DIFFICULT ROAD

Although U.S. equities hit bear market levels in 2001 for the first time in nearly a decade, the reality is that market volatility has been with us throughout history. Without a long-term historical perspective, 2001 can look quite unsettling. However, history has shown that markets overcome short-term events. The news was not all bad though. With the slowing economy and the corresponding drop in interest rates, the performance of fixed-income assets was boosted, thus helping to reward investors who had diversified their portfolios by incorporating bond holdings alongside their stock positions. Also, equity markets rebounded in the fourth quarter for their strongest performance in two years. This limited some of the losses for the year and moved select segments of the market into positive territory.

THE DIVERSIFICATION SOLUTION

One important lesson to take away from recent history is the importance of diversification within a long-term investment plan. Diversification is the process of including multiple investments within one portfolio to spread risk and reduce the impact of negative performance from any one security or type of investment. As volatility in equity markets has increased, the benefits of diversification have become more evident. The charts below illustrate the results. A hypothetical portfolio that invested in equal weightings of eight different types of investments not only reduced risk, but generated an average annual return of 4.78% for the three-year period ended December 31, 2001, compared with a -1.03% return for large-cap stocks alone. We believe this time-tested strategy is critical for the success of any long-term investment plan.



                             DIVERSIFIED PORTFOLIO*
                             3-YEAR AVERAGE ANNUAL
                                  RETURN: 4.78%



Large-Cap Stocks

Small-Cap Stocks

Foreign Stocks

Cash

Mid-Cap Stocks

Corporate Bonds

Government Bonds

Mortgage Bonds




                            LARGE-CAP STOCK PORTFOLIO
                              3-YEAR AVERAGE ANNUAL
                                 RETURN: -1.03%





*Each category represents an equal weighting of 12.5%.

Source: Ibbotson Associates. Diversified Portfolio represents an equal mix of the following investment indices: large-cap stocks: S&P 500 Index; small-cap stocks: Russell 2000 Index; foreign stocks: MSCI EAFE Index; cash: 30-day T-Bill; mid-cap stocks: S&P Mid Cap 400 Index; corporate bonds: Lehman Brothers Credit Index; government bonds: Lehman Brothers Government Bond Index; mortgage bonds: Lehman Brothers Mortgage Bond Index. The 100% Large-Cap Stock Portfolio is represented by the S&P 500. Different asset classes carry varying degrees of risk. Indices are unmanaged, and individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

GUIDANCE
--------------------------------------------------------------------------------


LOOK FOR PROFESSIONAL GUIDANCE

Times of volatility and economic uncertainty underscore the importance of professional guidance. Quality professional money management can provide some much needed peace of mind during volatile times. Knowing that your investment portfolio is being managed by a team of dedicated investment professionals can go a long way in providing reassurance in an otherwise unsettling market environment. The results support this as well. During 2000, when the market volatility first began to increase, over 70% of actively managed domestic equity funds outperformed the S&P 500.(1) As volatility continued in 2001, our conservative, disciplined, value philosophy also provided strong relative results. Look to the WM Group of Funds during these volatile times.


MEET WITH YOUR INVESTMENT REPRESENTATIVE

Your Investment Representative can offer a wide range of investment strategies to help cope with uncertain markets. It is important to visit your Representative regularly to review your investments and ensure that you are still on track to meet your long-term financial goals. Together, you and your Representative can build a comprehensive investment plan to withstand a variety of market environments.

                (1) DIVERSIFICATION AND ASSET ALLOCATION -- your Investment
STRATEGIES      Representative can help you revisit your goals and make sure that your assets are aligned accordingly. This is the process of
TO DISCUSS      asset allocation, and it builds on the foundation of
                diversification discussed earlier. The combination of these basic investment philosophies can be an extremely powerful tool to deal with market volatility and uncertainty.

                (2) DOLLAR COST AVERAGING(2) -- this investment strategy can
With Your       help you ease back into the equity markets a little at a time.
                Regular investing can be a powerful strategy to minimize the
Investment      impact of fluctuating markets. While dollar cost averaging can't guarantee a profit or protect against losses, it can help smooth
Representative: out the normal ups and downs of investing and keep you from attempting to time the market -- a common pitfall. Talk to your Representative about a dollar cost averaging solution that can help you potentially lower the average cost of the shares you purchase.

                (3) MAINTAINING A LONG-TERM PERSPECTIVE -- regular meetings with your Investment Representative can help ensure that you're maintaining the long-term historical perspective that is so important for investment success. Markets have always recovered and rebounded, and investors have eventually been rewarded by focusing on the long-term rather than reacting to short-term market uncertainty. Set up a long-term investment solution and reduce your day-to-day financial stress.


----------

(1) Source: Morningstar: January 2001. Past performance is not a guarantee of future results.

(2) Dollar cost averaging does not assure a profit and does not protect against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. Before starting such a program, you should consider your ability to make purchases through periods of low price levels.

INDIVIDUAL PORTFOLIO REVIEWS


TO OUR VARIABLE TRUST FUND CLIENTS

We are pleased to provide you with an overview of the WM Variable Trust Funds. This report includes performance reviews and highlights of the investment strategies incorporated during the twelve-month period ended December 31, 2001.

        WM Advisors, Inc. is the investment advisor to the WM Variable Trust Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors, Inc. supervises the Portfolio Managers in their day-to-day management of the Funds to ensure that the policies are met and guidelines are followed, and to determine appropriate investment performance measures.

        UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE

        In order to help you understand the WM Variable Trust Funds investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain indices. On the following pages, we provide descriptions of these indices adjacent to the corresponding chart.

        Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure performance of the Funds and reflects both changes in the value of the units as well as any income dividend and/or capital gain distributions made during the period. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate with market conditions, so that an investor's units when redeemed may be worth more or less that their original cost. Investing in securities underlying a variable annuity involves risk.

        Please note that performance shown in this report represents performance of the WM Variable Trust Funds and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans.

EQUITY INCOME FUND
--------------------------------------------------------------------------------






           [GROWTH OF A $10,000 INVESTMENT (CLASS 1 SHARES)(1) GRAPH]




Nov-95
Dec-95
Jan-96
Feb-96
Mar-96
Apr-96
May-96
Jun-96
Jul-96
Aug-96
Sep-96
Oct-96
Nov-96
Dec-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98            $10,000     $10,000      $10,000
May-98            $ 9,800     $10,018      $ 9,828
Jun-98            $ 9,820     $10,031      $10,227
Jul-98            $ 9,549     $10,043      $10,118
Aug-98            $ 8,777     $10,055      $ 8,655
Sep-98            $ 9,248     $10,068      $ 9,210
Oct-98            $ 9,850     $10,092      $ 9,959
Nov-98            $10,221     $10,092      $10,563
Dec-98            $10,302     $10,086      $11,171
Jan-99            $10,432     $10,111      $11,639
Feb-99            $10,171     $10,123      $11,277
Mar-99            $10,261     $10,154      $11,728
Apr-99            $10,552     $10,228      $12,182
May-99            $10,602     $10,228      $11,895
Jun-99            $10,729     $10,228      $12,555
Jul-99            $10,568     $10,258      $12,163
Aug-99            $10,327     $10,283      $12,103
Sep-99            $10,096     $10,332      $11,771
Oct-99            $10,226     $10,351      $12,516
Nov-99            $10,417     $10,357      $12,770
Dec-99            $10,558     $10,357      $13,522
Jan-00            $10,236     $10,382      $12,843
Feb-00            $10,176     $10,443      $12,600
Mar-00            $10,799     $10,529      $13,832
Apr-00            $10,769     $10,535      $13,416
May-00            $10,920     $10,542      $13,141
Jun-00            $10,820     $10,603      $13,465
Jul-00            $10,799     $10,622      $13,254
Aug-00            $11,074     $10,634      $14,078
Sep-00            $11,391     $10,689      $13,334
Oct-00            $11,851     $10,708      $13,278
Nov-00            $11,677     $10,714      $12,231
Dec-00            $12,372     $10,708      $12,291
Jan-01            $12,648     $10,775      $12,727
Feb-01            $12,576     $10,818      $11,567
Mar-01            $12,442     $10,843      $10,834
Apr-01            $12,913     $10,886      $11,676
May-01            $13,199     $10,935      $11,754
Jun-01            $13,144     $10,954      $11,468
Jul-01            $13,403     $10,923      $11,355
Aug-01            $13,300     $10,923      $10,644
Sep-01            $12,667     $10,972      $ 9,785
Oct-01            $12,625     $10,997      $ 9,971
Nov-01            $13,154     $10,978      $10,736
Dec-01            $13,351     $10,951      $10,831

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01(1)


CLASS 1 SHARES                                              1 YEAR        SINCE INCEPTION
                                                                          (APRIL 28, 1998)
Equity Income Fund(1)                                        7.92%             8.18%
------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(2)                   -11.88%             2.20%
==========================================================================================


CLASS 2 SHARES                                              1 YEAR        SINCE INCEPTION
                                                                           (MAY 1, 2001)

Equity Income Fund(1)                                         N/A             3.40%
------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(2)                      N/A            -7.24%
==========================================================================================


        * As of 08/01/00, the VT Bond & Stock Fund became the VT Equity Income Fund. The Fund's objectives and strategies have changed, and this information should be considered when reviewing past performance. Please review the prospectus for detailed information.

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market. It represents an unmanaged capitalization-weighted index of 500 companies designed to measure equity performance of the broad domestic economy and all economic and market sectors. For comparative purposes, the benchmark's performance is shown as of April 30, 1998 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

NOTE: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


PORTFOLIO MANAGER: RICHARD E. HELM WM ADVISORS, INC.

The Fund is managed by an equity team led by Richard Helm, Senior Portfolio Manager at WM Advisors, Inc. Mr. Helm is a Chartered Financial Analyst with nearly 15 years of investment experience. He received his B.S. from the University of Colorado at Boulder and his M.B.A. from the University of Denver.


PERFORMANCE REVIEW(1)

During the 12-month period ended December 31, 2001, the EQUITY INCOME FUND* was a bright spot in an otherwise volatile equity market. The Fund greatly benefited from its defensive, value style, posting a total return of 7.92% for the period, which significantly outpaced the -11.88% return of the S&P 500 Index.


WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund was able to outpace the S&P 500 Index by nearly 20 percentage points during the 12-month period because of its conservative and defensive investment style and its strong stock selection. Early in the period, value stocks outperformed growth stocks by a significant margin as earnings growth rates for many momentum growth stocks came crashing down in response to the slowing domestic economy. This trend continued for much of the period, as the economic picture slowly worsened. In the wake of September 11th, the third quarter was rough for virtually all equity investments. Even defensive, value positions were negatively affected by the increased market volatility, but not nearly as much as growth holdings. Equities rebounded late in the period, posting strong gains in the fourth quarter, as the economic picture showed some potential for improvement.

The Fund's consumer discretionary holdings (8% of the Fund) and convertible bond positions (9%) generated strong results throughout the period due largely to the Federal Reserve aggressively lowering short-term interest rates in an effort to spur economic growth. Convertible bonds offer strong yields as well as the potential for capital appreciation if stock prices rebound. Real Estate Investment Trusts (REITs) (10%) also performed very well and contributed to overall Fund results. The Fund is positioned in REITs that are broadly diversified, with exposure to office properties, multi-family housing, retail, health care facilities, and self storage units.

For equities, concentrations in more defensive sectors also contributed to the Fund's strong performance throughout the past 12 months. Early in the period, the consumer staples sector performed very well, including companies such as Procter & Gamble and Supervalu. Health care stocks were generally strong, leading the market during the second half of the period. The Fund's holding of Mylan Labs, one of the largest producers of generic prescription pharmaceuticals, also appreciated significantly during the period. Conversely, the industrials and the information technology sectors suffered through adverse market conditions stemming from the weakness in the domestic economy. The Fund's position in Honeywell was hurt both by the slowing economy and a failed acquisition by General Electric. Within the information technology sector, Hewlett-Packard performed poorly, as demand for computer hardware was extremely soft. The Fund's financial stocks also did not perform as well as we had expected. We sold out of Providian during the period as the firm struggled with tighter loan provisions and was forced to write off significant debt within its sub-prime credit card business.


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We reduced some of our basic materials stocks early in the period because we believed that chemical stocks were overvalued. Although we also reduced the Fund's position in financial stocks during the period, we did add a position in Morgan Stanley in the fourth quarter. As part of our overall investment strategy, we look to add to firms whose stock prices may have been impacted by short-term earnings shortfalls, but that possess solid long-term fundamentals. We were able to achieve this in the information technology sector late in the period, initiating investments in Motorola and Computer Associates. We also added a position in Schlumberger because we feel optimistic about the demand for oil field services. Due to the potential for natural gas taking a greater share of overall energy needs, we also initiated a holding in El Paso Corp., which operates the largest gas pipeline system in the United States.

We added to our holdings in Boeing late in the period after its stock price dropped substantially. The company has a strong long-term outlook and could benefit from increased spending on defense. At the close of the period, we were underweighted in health care and consumer staples after taking profits in positions that had appreciated. We moved assets into the consumer discretionary and industrials sectors, which stand to benefit as the economy improves. We were overweighted in cyclicals, energy and utilities after finding value and income opportunities within these sectors.


WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are looking for economic improvement as we move into 2002 and are positioning the Fund accordingly. We currently have a good mix of dividend-paying common stocks, bonds, convertibles, and REITs. Because many stock prices had been driven down in response to overall market volatility, equity yields have increased, and there are now more opportunities to benefit from the Fund's value-based, dividend bias investment strategy.

Corporate management at many firms are also placing more importance on increas-ing dividends to attract and retain investors, which is a positive factor for the Fund.

The U.S. economy still has some imbalances and weaknesses to overcome before a recovery is sustained. This could potentially cause choppy market performance that is prone to exaggerated sector rotations. As value-based stock pickers, we intend to take advantage of these opportunities by finding companies that may have been oversold but still possess strong long-term fundamentals.


----------

(4) Allocation percentages are based on total investment value as of 12/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

                                  [PIE CHART]

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2001(4)


Financials                                     14%
Mortgage-Backed                                 1%
U.S. Treasuries                                 1%
Materials                                       4%
Industrials                                     4%
Telecommunication Services                      5%
Cash Equivalents                                5%
REITs                                          10%
Information Technology                          6%
Corporate Bonds                                 6%
Convertibles                                    9%
Consumer Staples                                6%
Energy                                          7%
Health Care                                     7%
Utilities                                       7%
Consumer Discretionary                          8%

GROWTH & INCOME FUND
--------------------------------------------------------------------------------





           [GROWTH OF A $10,000 INVESTMENT (CLASS 1 SHARES)(1) GRAPH]





                    GROWTH &                  S&P 500
                    INCOME       Inflation     Index
DATE                 Fund        Grth 10K     Grth 10K
------             -----------   ---------    --------
May-93
Jun-93
Jul-93
Aug-93
Sep-93
Oct-93
Nov-93
Dec-93                $10,000
Jan-94                $10,010     $10,000      $10,000
Feb-94                $ 9,970     $10,034      $ 9,730
Mar-94                $ 9,670     $10,068      $ 9,307
Apr-94                $ 9,860     $10,082      $ 9,428
May-94                $ 9,900     $10,089      $ 9,581
Jun-94                $ 9,660     $10,123      $ 9,345
Jul-94                $ 9,950     $10,150      $ 9,654
Aug-94                $10,250     $10,192      $10,047
Sep-94                $10,040     $10,219      $ 9,805
Oct-94                $10,140     $10,226      $10,029
Nov-94                $ 9,670     $10,239      $ 9,661
Dec-94                $ 9,830     $10,239      $ 9,802
Jan-95                $10,040     $10,280      $10,057
Feb-95                $10,440     $10,321      $10,447
Mar-95                $10,820     $10,356      $10,757
Apr-95                $11,030     $10,390      $11,070
May-95                $11,440     $10,410      $11,507
Jun-95                $11,646     $10,431      $11,777
Jul-95                $12,072     $10,431      $12,170
Aug-95                $12,123     $10,458      $12,202
Sep-95                $12,437     $10,479      $12,714
Oct-95                $12,123     $10,513      $12,669
Nov-95                $12,792     $10,506      $13,227
Dec-95                $13,016     $10,499      $13,471
Jan-96                $13,442     $10,561      $13,935
Feb-96                $13,726     $10,595      $14,069
Mar-96                $13,949     $10,650      $14,204
Apr-96                $14,253     $10,691      $14,412
May-96                $14,415     $10,711      $14,784
Jun-96                $14,213     $10,718      $14,845
Jul-96                $13,469     $10,739      $14,184
Aug-96                $13,924     $10,759      $14,485
Sep-96                $14,557     $10,793      $15,299
Oct-96                $14,734     $10,828      $15,718
Nov-96                $15,943     $10,848      $16,911
Dec-96                $15,855     $10,848      $16,580
Jan-97                $16,875     $10,882      $17,609
Feb-97                $16,931     $10,917      $17,752
Mar-97                $16,398     $10,944      $17,013
Apr-97                $17,020     $10,958      $18,029
May-97                $18,173     $10,951      $19,136
Jun-97                $18,639     $10,964      $19,990
Jul-97                $20,385     $10,978      $21,577
Aug-97                $19,760     $10,999      $20,377
Sep-97                $20,663     $11,026      $21,493
Oct-97                $19,712     $11,053      $20,775
Nov-97                $20,073     $11,047      $21,737
Dec-97                $20,374     $11,033      $22,111
Jan-98                $20,470     $11,053      $22,357
Feb-98                $22,058     $11,074      $23,969
Mar-98                $22,890     $11,094      $25,196
Apr-98                $23,082     $11,115      $25,450
May-98                $22,431     $11,135      $25,012
Jun-98                $23,082     $11,149      $26,028
Jul-98                $22,124     $11,163      $25,751
Aug-98                $18,354     $11,176      $22,028
Sep-98                $19,910     $11,190      $23,439
Oct-98                $21,738     $11,218      $25,346
Nov-98                $23,151     $11,218      $26,882
Dec-98                $24,237     $11,211      $28,431
Jan-99                $24,978     $11,238      $29,620
Feb-99                $24,436     $11,252      $28,699
Mar-99                $25,235     $11,286      $29,847
Apr-99                $26,921     $11,368      $31,003
May-99                $26,622     $11,368      $30,271
Jun-99                $27,964     $11,368      $31,952
Jul-99                $27,069     $11,402      $30,954
Aug-99                $26,344     $11,430      $30,801
Sep-99                $25,683     $11,484      $29,957
Oct-99                $26,823     $11,505      $31,852
Nov-99                $27,563     $11,512      $32,500
Dec-99                $28,627     $11,512      $34,414
Jan-00                $27,256     $11,539      $32,685
Feb-00                $26,362     $11,607      $32,066
Mar-00                $29,167     $11,703      $35,203
Apr-00                $29,260     $11,710      $34,144
May-00                $29,722     $11,717      $33,443
Jun-00                $29,354     $11,785      $34,268
Jul-00                $28,420     $11,806      $33,732
Aug-00                $30,333     $11,819      $35,827
Sep-00                $29,802     $11,881      $33,936
Oct-00                $30,637     $11,902      $33,792
Nov-00                $28,563     $11,908      $31,128
Dec-00                $29,302     $11,902      $31,280
Jan-01                $31,779     $11,977      $32,390
Feb-01                $30,364     $12,025      $29,437
Mar-01                $28,852     $12,052      $27,572
Apr-01                $30,298     $12,100      $29,715
May-01                $31,037     $12,155      $29,914
Jun-01                $30,363     $12,175      $29,186
Jul-01                $30,315     $12,141      $28,899
Aug-01                $28,654     $12,141      $27,090
Sep-01                $26,284     $12,196      $24,902
Oct-01                $26,597     $12,223      $25,377
Nov-01                $28,046     $12,202      $27,323
Dec-01                $28,276     $12,172      $27,564

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01(1)


CLASS 1 SHARES                                              1 YEAR        5 YEAR       SINCE INCEPTION
                                                                                      (JANUARY 12, 1994)
Growth & Income Fund(1)                                     -3.51%        12.27%             13.94%
--------------------------------------------------------------------------------------------------------

Standard & Poor's 500 Composite Index(2)                   -11.88%        10.70%             12.04%
========================================================================================================

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market. It represents an unmanaged capitalization-weighted index of 500 companies designed to measure equity performance of the broad domestic economy and all economic and market sectors. For comparative purposes, the benchmark's performance is shown as of January 31, 1994 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

NOTE: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


PORTFOLIO MANAGERS: RANDALL L. YOAKUM AND STEPHEN Q. SPENCER WM ADVISORS, INC.

An equity team led by Senior Portfolio Managers Randall L. Yoakum and Stephen Q. Spencer manages the Growth & Income Fund. Mr. Yoakum has experience in investment and financial analysis dating back to 1984, including ten years with WM Advisors, Inc. He holds a B.B.A. in Economics/Finance from Pacific Lutheran University, an M.B.A. in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee and is the Chief Investment Officer. Mr. Spencer is a Chartered Financial Analyst with 17 years experience in investment and financial analysis. He joined WM Advisors, Inc. in 1999 and is a Senior Portfolio Manager as well as Chairman of the Equity Investment Team. He holds both a B.S. and an M.B.A. in Finance/Capital Markets from Brigham Young University.


PERFORMANCE REVIEW(1)

For the 12-month period ended December 31, 2001, the GROWTH & INCOME FUND returned -3.51%. Although the Fund had a negative return for the period, it significantly outpaced the -11.88% return of the S&P 500 Index. Long-term results also have been favorable, as the Fund has posted an average annual return of 13.94% since its inception in 1994.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund thrived for much of the period due to the strong performance of many of its value-based investments. However, equity investments sold off across the board late in the period, as economic uncertainty and political fears were exacerbated by the events of September 11, 2001. Despite weak economic conditions and volatile equity markets, the Fund was able to outpace its benchmark as a result of its underweighting in information technology and very strong stock selection. Market sentiment shifted in the fourth quarter, as the potential for economic improvements spurred strong performance in equities. The Fund benefited from its holdings in health care and consumer staples, which led the market during much of the period. Mylan Laboratories, Inc., one of the largest producers of generic pharmaceuticals, contributed with very strong stock performance during the period. Johnson & Johnson also provided strong results as it benefited from a very diverse product line, good acquisitions, and the release of a new medical device. There were also positive developments involving the management structures at Procter & Gamble and Mattel. These firms reprioritized and streamlined their long-term strategies and focus, and their stock prices increased as a result. We also benefited from solid performance within the energy sector from holdings of oil services firms BP Amoco and Schlumberger.

During the third quarter, very weak capital spending contributed to the negative overall market performance and thus wiped out some of the Fund's gains from earlier in the period. Our position in Boeing suffered before the September 11th attacks and even more so in the aftermath. While we do see some near-term obstacles for the company, we also see long-term value given management's determination for a more strategic focus. Fund performance was also hampered by Tellabs, a manufacturer of communication switches. The company looked like a good value early in the period, but its stock was hit hard following weak orders for one of its new products. We subsequently sold out of the position.


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Our adherence to our value discipline significantly helped the Fund's overall performance during the period. While value holdings outperformed growth for most of the year, performance was also helped by our strict sell discipline. For example, early in the fiscal year, Enron eclipsed our valuation measures and violated our business model assessment. We completely sold out of the company at a substantial premium, providing significant value to the Fund. This discipline proved accurate as the company suffered internal problems, and its stock price began to plummet and the firm eventually went bankrupt. We took the gains from the sale and added four other utility firms to the Fund that were more attractively priced. Overall, we doubled our exposure to the utility sector given low interest rates and a slowing economy. Late in the period, we added to both Boeing and Carnival Corp., finding strong long-term fundamentals despite short-term price weakness. Carnival is the lowest cost, largest provider of cruise line services, and we believe the company should rebound after the political fears and economic uncertainty clear.

During the year, we reduced our allocations in both the information technology and consumer discretionary sectors. Early in the period, we were concerned with the valuation levels of both these sectors. Capital spending was slowing significantly and many corporations were forced to cut costs in an effort to meet already declining profit expectations. We were able to take some profits in both these sectors early in the fiscal year and before much of the recent market volatility. We also took some profits in bank holdings and added to the health care, telecommunication services, and energy sectors. We ended the period with a sector allocation that is more in line with the overall market and looked to move slowly back into more economically sensitive sectors during the fourth quarter.


WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are cautiously optimistic and see the potential for sustainable economic improvements as we move into 2002. There are still some fundamental weaknesses in the domestic economy and corporate profit picture, but we feel that lower interest rates may provide the catalyst for a future recovery. If the overall economic environment continues to improve, we will increase exposure to the information technology and consumer discretionary sectors. These sectors tend to benefit significantly from increases in capital investment and consumer spending. We would also look to reduce the sector weighting in consumer staples in favor of more economically sensitive sectors.

We will continue to focus assets in the information technology, health care, and financials sectors and will seek out the best companies within those industries and purchase them when they are priced attractively. We will also look for firms that can capitalize on new innovations and that possess opportunities for growth.

(4) Allocation percentages are based on total investment value as of 12/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

                                  [PIE CHART]

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2001(4)


Financials                                     20%
Cash Equivalents                                2%
Utilities                                       5%
Consumer Discretionary                          5%
Telecommunication Services                      6%
Energy                                          7%
Industrials                                    10%
Health Care                                    14%
Consumer Staples                               15%
Information Technology                         16%

GROWTH FUND OF THE NORTHWEST
--------------------------------------------------------------------------------







           [GROWTH OF A $10,000 INVESTMENT (CLASS 1 SHARES)(1) GRAPH]






Nov-95
Dec-95
Jan-96
Feb-96
Mar-96
Apr-96
May-96
Jun-96
Jul-96
Aug-96
Sep-96
Oct-96
Nov-96
Dec-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98               $10,000     $10,000     $10,000
May-98               $ 9,470     $ 9,828     $10,018
Jun-98               $ 9,290     $10,227     $10,031
Jul-98               $ 8,720     $10,118     $10,043
Aug-98               $ 7,020     $ 8,655     $10,055
Sep-98               $ 7,690     $ 9,210     $10,068
Oct-98               $ 8,500     $ 9,959     $10,092
Nov-98               $ 9,700     $10,563     $10,092
Dec-98               $10,940     $11,171     $10,086
Jan-99               $11,230     $11,639     $10,111
Feb-99               $10,540     $11,277     $10,123
Mar-99               $10,860     $11,728     $10,154
Apr-99               $11,470     $12,182     $10,228
May-99               $11,990     $11,895     $10,228
Jun-99               $12,853     $12,555     $10,228
Jul-99               $12,903     $12,163     $10,258
Aug-99               $12,953     $12,103     $10,283
Sep-99               $12,497     $11,771     $10,332
Oct-99               $13,126     $12,516     $10,351
Nov-99               $13,622     $12,770     $10,357
Dec-99               $15,355     $13,522     $10,357
Jan-00               $15,234     $12,843     $10,382
Feb-00               $17,473     $12,600     $10,443
Mar-00               $17,959     $13,832     $10,529
Apr-00               $16,732     $13,416     $10,535
May-00               $16,115     $13,141     $10,542
Jun-00               $17,576     $13,465     $10,603
Jul-00               $17,504     $13,254     $10,622
Aug-00               $18,992     $14,078     $10,634
Sep-00               $17,697     $13,334     $10,689
Oct-00               $16,748     $13,278     $10,708
Nov-00               $15,311     $12,231     $10,714
Dec-00               $16,320     $12,291     $10,708
Jan-01               $17,686     $12,727     $10,775
Feb-01               $15,983     $11,567     $10,818
Mar-01               $15,137     $10,834     $10,843
Apr-01               $16,707     $11,676     $10,886
May-01               $18,063     $11,754     $10,935
Jun-01               $19,730     $11,468     $10,954
Jul-01               $18,278     $11,355     $10,923
Aug-01               $17,871     $10,644     $10,923
Sep-01               $14,612     $ 9,785     $10,972
Oct-01               $15,625     $ 9,971     $10,997
Nov-01               $16,931     $10,736     $10,978
Dec-01               $17,443     $10,831     $10,951

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01(1)


CLASS 1 SHARES                                              1 YEAR        SINCE INCEPTION
                                                                          (APRIL 28, 1998)
Growth Fund of the Northwest(1)                               6.88%           16.34%
------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(2)                    -11.88%            2.20%
==========================================================================================

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market. It represents an unmanaged capitalization-weighted index of 500 companies designed to measure equity performance of the broad domestic economy and all economic and market sectors. For comparative purposes, the benchmark's performance is shown as of April 30, 1998 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

NOTE: There may be additional investment risks due to the Fund's concentration in the Northwest Region of the United States. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


PORTFOLIO MANAGER: EQUITY TEAM WM ADVISORS, INC.

An equity team at WM Advisors, Inc. manages the Growth Fund of the Northwest, with Randall L. Yoakum as the lead Portfolio Manager. He is a Chartered Financial Analyst with investment management experience dating back to 1984. He holds a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University.


PERFORMANCE REVIEW(1)

For the 12-month period ended December 31, 2001, the GROWTH FUND OF THE NORTHWEST returned 6.88%, which significantly outpaced the -11.88% return of the S&P 500 and the 2.49% return of the small-cap Russell 2000 Index. Longer-term results also have been very favorable; the Fund has averaged 16.34% per year since its inception in 1998, well ahead of the performance of the S&P 500 for the same period.


WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Overall equity market sentiment turned negative during the period as both the national economy and the economy of the Northwest entered into a recessionary period. The Northwest economy benefited during much of the period by Boeing's strength, but this changed in the third quarter following the company's announcement of 30,000 layoffs and the aftermath of the September 11th terrorist attacks. The result was a weaker regional economy, which was in line with that of the entire nation. Over the long term, however, the diversity of the economy of the West should help the Fund, as the coast is a worldwide leader in both the information technology and health care sectors.

While the Fund was, of course, impacted by the negative market sentiment stemming from economic weakness and shortfalls in corporate profitability, its holdings held up relatively well through much of the period. The Fund performed very well early in the period, and also benefited from gains in the fourth quarter that offset weaknesses that resulted from the aftermath of September 11th. The Fund benefited from its strong stock selection as well as the stock performance strength of small-sized companies and enabling it to outpace the Standard & Poor's 500 Index by nearly 19 percentage points. This performance was also a result of good sector allocations and strong performers within those sectors. Overall, performance fluctuated dramatically during the year as weakness early in the period quickly shifted to significant strength driven by the information technology and biotech sectors in the second quarter. The tides again shifted, with stock prices dropping throughout the third quarter of 2001, particularly after the events of September 11th. As uncertainty cleared, economic conditions showed signs of improving. Despite weak profits, performance again turned positive, and the fourth quarter was the strongest quarter in two years as measured by the Standard & Poor's 500 Index.

During the period, our financial holdings boosted overall Fund performance. Although nearly an equal weighting relative to the market (16%), good stock selection in firms such as Bank of America helped generate results that outpaced the Standard & Poor's 500 Index. Consumer cyclicals also helped to provide solid results, with the majority of the strong performance coming from Hollywood Entertainment. Its stock price dropped in response to a bank squeeze, and we were able to purchase a position in the company at a very attractive valuation. When bank lending restrictions were loosened, it gave the organization the flexibility to work through its aggressive expansion techniques, and its stock price climbed from $1 to over $14 per share at the close of the year. We trimmed our holdings in the company, realizing significant profits throughout the rapid escalation in stock price. Still, our position in this company remained among the Fund's top holdings at the close of the period. The Fund also received strong performance from a couple of its more defensive, basic materials and consumer staples investments. Oregon Steel Mills and Albertson's both positively contributed to Fund results during the period.

Fund performance was most affected by weakness in the information technology sector. Within this sector, the Fund outperformed the Standard & Poor's 500 Index, but the extreme volatility brought down the Fund's absolute results. Software companies were hit especially hard, and the Fund saw stock prices drop in both ONYX Software and Primus Knowledge Solutions. We maintained holdings in both these firms and feel they are well positioned for a rebound. Biotechnology companies also experienced a downturn during the third quarter, as firms like Dendreon and Corixa gave back some of the significant gains generated during the second quarter.


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Overall, we reduced the Fund's exposure to the information technology sector to 25% by December 31, 2001. We began this process in 2000 and continued early in 2001, as we moved money into the finance sector. While this limited the Fund's downside risk, information technology exposure did negatively affect overall results for the year, despite its strong rebound in the fourth quarter.

We were able to put some money back to work following some price weakness, adding to our holdings in Boeing late in the period, as its stock was valued very attractively given the company's long-term growth prospects. We also trimmed strong performing consumer and health care holdings and added to information technology and cyclical positions that could be in a position to rebound if economic conditions improve.

The Fund was able to benefit from its balanced positions in small-, mid-, and large-sized companies. Although concentrated in small-cap firms (56%) which rebounded significantly during the fourth quarter, positions in mid-cap (24%) and large-cap (20%) holdings reduced volatility as well as providing the potential for strong future performance. This creates a well-balanced equity Fund that is positioned in small-cap stocks such as Microvision and FEI Company, and mega-cap firms such as Boeing and Microsoft.


WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The Fund continues to seek out dynamic industry leaders and long-term value opportunities in emerging financial, health care, and information technology sectors. On a long-term basis, the Fund seeks to add value by finding the strongest companies within industries and takes advantage of its flexible range by incorporating positions in blue-chip companies alongside small, emerging firms that are poised for growth. Although there continues to be some weakness in global economies, we are cautiously optimistic about a recovery in 2002. As the effects of low inflation and interest rates help to improve sentiment and rebuild confidence, we could see a beginning of a period of improving economic conditions.


----------

4 Allocation percentages are based on total investment value as of 12/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.



PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2001(4)

Information Technology                                 25%
Telecommunication Services                              2%
REITs                                                   3%
Cash Equivalents                                        5%
Consumer Staples                                        5%
Materials                                               6%
Industrials                                            12%
Health Care                                            12%
Consumer Discretionary                                 14%
Financials                                             16%

GROWTH FUND
--------------------------------------------------------------------------------






           [GROWTH OF A $10,000 INVESTMENT (CLASS 1 SHARES)(1) GRAPH]






                        GROWTH FUND

                                                      S&P 500
                                      Inflation        Index
DATE                     Fund         Grth 10K        Grth 10K
------                  -------       ---------       --------
                        $10,000
May-93                  $10,250         $10,000        $10,000
Jun-93                  $10,410         $10,014        $10,033
Jul-93                  $10,220         $10,014        $ 9,986
Aug-93                  $10,530         $10,042        $10,366
Sep-93                  $10,810         $10,062        $10,290
Oct-93                  $10,980         $10,104        $10,498
Nov-93                  $10,900         $10,111        $10,400
Dec-93                  $11,190         $10,111        $10,528
Jan-94                  $11,730         $10,139        $10,880
Feb-94                  $11,680         $10,173        $10,587
Mar-94                  $11,390         $10,208        $10,126
Apr-94                  $11,320         $10,222        $10,258
May-94                  $10,970         $10,229        $10,425
Jun-94                  $10,560         $10,264        $10,167
Jul-94                  $10,910         $10,291        $10,504
Aug-94                  $11,541         $10,333        $10,931
Sep-94                  $11,571         $10,361        $10,668
Oct-94                  $11,831         $10,368        $10,912
Nov-94                  $11,451         $10,381        $10,512
Dec-94                  $11,491         $10,381        $10,665
Jan-95                  $11,611         $10,423        $10,943
Feb-95                  $11,971         $10,465        $11,367
Mar-95                  $12,232         $10,499        $11,704
Apr-95                  $12,662         $10,534        $12,044
May-95                  $13,162         $10,555        $12,520
Jun-95                  $13,934         $10,576        $12,814
Jul-95                  $14,838         $10,576        $13,241
Aug-95                  $14,928         $10,603        $13,277
Sep-95                  $15,400         $10,624        $13,833
Oct-95                  $14,988         $10,659        $13,785
Nov-95                  $15,721         $10,652        $14,391
Dec-95                  $15,781         $10,645        $14,657
Jan-96                  $16,083         $10,707        $15,162
Feb-96                  $16,835         $10,742        $15,307
Mar-96                  $16,956         $10,798        $15,454
Apr-96                  $17,809         $10,839        $15,681
May-96                  $18,161         $10,860        $16,086
Jun-96                  $17,392         $10,867        $16,152
Jul-96                  $16,121         $10,888        $15,433
Aug-96                  $17,208         $10,908        $15,760
Sep-96                  $18,388         $10,943        $16,646
Oct-96                  $17,769         $10,978        $17,102
Nov-96                  $18,330         $10,999        $18,400
Dec-96                  $18,330         $10,999        $18,039
Jan-97                  $19,224         $11,033        $19,160
Feb-97                  $18,353         $11,068        $19,315
Mar-97                  $17,128         $11,096        $18,511
Apr-97                  $17,426         $11,110        $19,616
May-97                  $18,651         $11,103        $20,821
Jun-97                  $19,386         $11,117        $21,750
Jul-97                  $21,026         $11,130        $23,476
Aug-97                  $19,929         $11,151        $22,171
Sep-97                  $21,093         $11,179        $23,385
Oct-97                  $20,523         $11,207        $22,604
Nov-97                  $20,443         $11,200        $23,651
Dec-97                  $20,390         $11,186        $24,058
Jan-98                  $21,065         $11,207        $24,325
Feb-98                  $23,024         $11,227        $26,079
Mar-98                  $24,122         $11,248        $27,415
Apr-98                  $25,061         $11,269        $27,690
May-98                  $24,319         $11,290        $27,214
Jun-98                  $26,627         $11,304        $28,320
Jul-98                  $26,539         $11,318        $28,018
Aug-98                  $22,056         $11,331        $23,967
Sep-98                  $24,754         $11,345        $25,503
Oct-98                  $25,610         $11,373        $27,577
Nov-98                  $27,365         $11,373        $29,249
Dec-98                  $32,424         $11,366        $30,934
Jan-99                  $36,730         $11,394        $32,227
Feb-99                  $35,540         $11,408        $31,226
Mar-99                  $40,079         $11,442        $32,475
Apr-99                  $42,151         $11,526        $33,733
May-99                  $39,833         $11,526        $32,937
Jun-99                  $43,027         $11,526        $34,765
Jul-99                  $41,336         $11,560        $33,679
Aug-99                  $42,448         $11,588        $33,512
Sep-99                  $44,554         $11,644        $32,594
Oct-99                  $47,904         $11,664        $34,656
Nov-99                  $53,260         $11,671        $35,361
Dec-99                  $63,906         $11,671        $37,444
Jan-00                  $64,040         $11,699        $35,563
Feb-00                  $71,898         $11,768        $34,889
Mar-00                  $72,991         $11,866        $38,303
Apr-00                  $66,378         $11,872        $37,150
May-00                  $60,411         $11,879        $36,388
Jun-00                  $62,181         $11,949        $37,285
Jul-00                  $61,074         $11,970        $36,702
Aug-00                  $65,758         $11,983        $38,982
Sep-00                  $62,484         $12,046        $36,924
Oct-00                  $59,690         $12,067        $36,767
Nov-00                  $49,961         $12,074        $33,869
Dec-00                  $49,831         $12,067        $34,034
Jan-01                  $52,173         $12,143        $35,242
Feb-01                  $42,203         $12,191        $32,029
Mar-01                  $37,738         $12,219        $30,000
Apr-01                  $44,629         $12,268        $32,331
May-01                  $43,415         $12,323        $32,547
Jun-01                  $41,743         $12,344        $31,755
Jul-01                  $39,389         $12,309        $31,443
Aug-01                  $35,462         $12,309        $29,474
Sep-01                  $32,061         $12,365        $27,094
Oct-01                  $32,532         $12,393        $27,611
Nov-01                  $34,680         $12,372        $29,729
Dec-01                  $35,359         $12,341        $29,990

Average Annual Total Returns as of 12/31/01(1)


CLASS 1 SHARES                                              1 YEAR        5 YEAR        SINCE INCEPTION
                                                                                          (MAY 7, 1993)
--------------------------------------------------------------------------------------------------------
Growth Fund(1)                                              -29.05%        14.04%             15.72%

Standard & Poor's 500 Composite Index(2)                    -11.88%        10.70%             13.65%
========================================================================================================


(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies (III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market. It represents an unmanaged capitalization-weighted index of 500 companies designed to measure equity performance of the broad domestic economy and all economic and market sectors. For comparative purposes, the benchmark's performance is shown as of May 31, 1993 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.


NOTE: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


PORTFOLIO MANAGER: WARREN LAMMERT JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been Portfolio Manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW(1) For the 12-month period ended December 31, 2001, the Growth Fund was adversely affected by the significant market volatility in GROWTH-STYLE investments. The same sectors that led the market in the late 1990s struggled during much of 2001. However, the Fund has provided strong long-term results, averaging 15.72% per year since its inception in 1993.


WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

During a volatile year, economic and market conditions both before and after the September 11th attacks worked against the Fund. Prior to September 11th, it was becoming increasingly clear that the U.S. economy was weakening, but most people underestimated the severity of the decline. There was an assumption that stock prices had aligned with the slowdown in the economy, yet the deceleration continued through the summer. By late summer we were beginning to show signs of stabilization in the economy, particularly in the information technology sector, as excess inventories were steadily brought down to historical levels.

The events of September 11th changed everything, at least for the near term. First, there was significantly more uncertainty surrounding an already uncertain market. Second, the contraction of both the industrial and consumer economies was exacerbated, bringing spending to a near halt and spurring a rash of layoffs. While the government responded in a reasonably forceful manner with continued aggressive easing of interest rates and a proposed economic stimulus package, weakness was deeper than otherwise expected.

Toward the end of the year, most economic indicators confirmed another chapter in the continuing malaise. The Federal Reserve Bank continued its aggressive credit-easing campaign, making a total of eleven rate cuts in 2001, while the National Bureau of Economic Research confirmed in late November that the U.S. had been in recession since March. Consumer confidence held out through patriotic spending spurts following September 11th, but sluggish holiday sales suggested consumers had become increasingly skittish.

As investors returned to the market in the last two months of the year, stock prices regained strength and occasionally even surpassed their pre-September 11th levels. During the downturn, we took advantage of a risk/reward landscape that was as attractive as it has been in years to build positions in several areas.


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We spent the better portion of the year attempting to achieve greater balance with respect to industry exposure, combining the growth stocks we typically favor with those that are less economically sensitive, such as health care and financial services. In doing so, we either trimmed or liquidated a number of our information technology holdings, with wireless equipment maker Nokia and supply-chain management software company I2 Technologies being notable examples. We remain in close contact with these companies, however, we are watching for signs of renewed strength.

During the year, we increased our exposure to the health care sector, which has traditionally benefited from the relative stability of those companies' revenue streams and cash flows during times of economic turmoil. In particular, we focused on three sub-sectors of the health care arena: largecap pharmaceutical giants such as Pfizer, health care service companies such as Tenet Healthcare and smallercap medical-device providers such as Waters Corp. Taking advantage of dramatic market fluctuations and attractive pricing, we also built positions in McKesson and HCA.

In financial services, we either purchased or added to Citigroup, AFLAC, and Fannie Mae. Financial powerhouse Citigroup posted strong returns. With its global revenue base, this diverse company has responded effectively to the weaker economy with aggressive cross-selling and cost-cutting measures as well as an expansion of its international presence. Although insurance underwriter AFLAC suffered a misstep in its recent quarterly results, the company is poised to recoup market share in Japan while building a stronger brand in the U.S. Meanwhile, mortgage underwriter Fannie Mae benefited from the lower interest rate environment, which sparked a wave of refinancing.

Toward the end of the year, the media and cable industry slowly climbed out of the worst advertising slump in a decade, which had been exacerbated by the terrorist attacks. Several stocks in this sector were able to make up for earlier losses. AOL Time Warner, though, dipped as investors reacted to news of sudden change in leadership, which we feel won't impact its long-term growth potential. Meanwhile, the media giant reported in December that it had reached the 33 million online-customers mark.


WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

In our view, although there continues to be appreciable uncertainties surrounding the duration and severity of the economic downturn, recent events have not undermined the potential for a recovery in 2002. Looking ahead, we'll likely see more market volatility as fourth quarter earnings are released. However, we expect that the financial markets will almost certainly anticipate a turnaround, and we believe the Fund is well positioned going forward.

On one hand, we believe the Fund is sufficiently defensive given the tremendous influence economic and political events have exerted recently. We've increased our exposure to companies that are more insulated from the forces of economic weakness, such as financial services and health care. On the other hand, we have maintained reasonable exposure to areas that stand to benefit from a rebounding market, such as information technology, telecommunications, energy and media.
To that end, we have reduced the Fund's weight in these more economically sensitive industries, down to about 40% from 60% last year.

Regardless of what the future may bring, we remain committed to adding value by identifying what we believe are the dominant franchises, particularly those that should emerge as winners as the economy stabilizes.

(4) Allocation percentages are based on total investment value as of 12/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.


                                  [PIE CHART]


PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2001(4)


Financials                                                 19%
Consumer Non-Durables/Services                              1%
Consumer Staples                                            2%
Energy                                                      4%
Cash Equivalents                                            8%
Information Technology                                     10%
Communications                                             15%
Industrials                                                13%
Consumer Discretionary                                     14%
Health Care                                                14%

MID CAP STOCK FUND
--------------------------------------------------------------------------------






           [GROWTH OF A $10,000 INVESTMENT (CLASS 1 SHARES)(1) GRAPH]






Dec-98
Jan-99
Feb-99
Mar-99
Apr-99
May-99
Jun-99
Jul-99
Aug-99
Sep-99
Oct-99
Nov-99
Dec-99
Jan-00
Feb-00
Mar-00
Apr-00            $10,000     $10,000      $10,000
May-00            $10,210     $ 9,875      $10,006
Jun-00            $ 9,980     $10,020      $10,064
Jul-00            $10,150     $10,179      $10,082
Aug-00            $10,860     $11,315      $10,093
Sep-00            $10,751     $11,238      $10,146
Oct-00            $10,951     $10,856      $10,164
Nov-00            $10,651     $10,037      $10,169
Dec-00            $11,740     $10,805      $10,164
Jan-01            $12,170     $11,045      $10,228
Feb-01            $12,139     $10,415      $10,269
Mar-01            $11,700     $ 9,641      $10,292
Apr-01            $12,351     $10,704      $10,333
May-01            $12,780     $10,954      $10,380
Jun-01            $13,188     $10,909      $10,397
Jul-01            $13,129     $10,747      $10,368
Aug-01            $12,739     $10,395      $10,368
Sep-01            $11,488     $ 9,102      $10,415
Oct-01            $11,898     $ 9,505      $10,438
Nov-01            $12,408     $10,212      $10,420
Dec-01            $13,149     $10,740      $10,394

Average Annual Total Returns as of 12/31/01(1)

CLASS 1 SHARES                                              1 YEAR        SINCE INCEPTION
                                                                           (MAY 1, 2000)
------------------------------------------------------------------------------------------
Mid Cap Stock Fund(1)                                        11.99%            17.83%
Standard & Poor's 400 Midcap Index(2)                        -0.60%             4.38%
==========================================================================================

CLASS 2 SHARES                                              1 YEAR        SINCE INCEPTION
                                                                            (MAY 1, 2001)
------------------------------------------------------------------------------------------
Mid Cap Stock Fund(1)                                          N/A              6.38%
Standard & Poor's 400 Midcap Index(2)                          N/A              0.33%
==========================================================================================

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Standard & Poor's 400 Midcap Index is an unmanaged index of the common stocks of 400 mid-size U.S. companies selected on the basis of market capitalization, liquidity and industry representation. For comparative purposes, the benchmark's performance is shown as of May 1, 2000 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

NOTE: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


PORTFOLIO MANAGER: DAN COLEMAN (AS OF DEC 2001) WM ADVISORS, INC.

An equity team led by Senior Portfolio Manager Dan Coleman manages the Mid Cap Stock Fund. Mr. Coleman joined WM Advisors, Inc. in 2001. He has investment experience dating back to 1979 and holds a B.A. in Finance from the University of Washington and a M.B.A. from New York University.


PERFORMANCE REVIEW

For the 12-month period ended December 31, 2001, the MID CAP STOCK FUND was a very strong performer in the face of extreme market volatility. The Fund returned 11.99%, significantly outpacing the -0.60% return of the S&P 400 Midcap Index and the -11.88% return of the S&P 500. Small- and mid-cap stocks held up relatively well, outpacing large-caps, especially at the close of the period. Despite the bear market for U.S. equities, the Fund has averaged 17.83% per year since its inception in 2000.


WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

As the period opened, mid-cap stocks were performing very strongly. Despite the pronounced volatility in anything technology or growth related, the Fund's mid-cap value stocks performed very well. Traditional value sectors, such as basic materials and consumer cyclicals, led the market in the midst of the slower economy. This continued until July, when equities began to give back the gains from earlier in the period. In the second half of the period, most equity sectors lost value, but the health care sector was the strongest performer. Almost all equities were driven significantly lower in the aftermath of the September 11th terrorist attacks. However, the period closed with very strong performance in the fourth quarter, as many investors took advantage of lower equity valuations to rebuild stock positions. Overall, although affected by market volatility, the Fund achieved its stellar results from the outperformance of mid-cap value holdings as well as strong stock selection and favorable sector allocations.

Given the weakness in the domestic economy, consumer staples companies performed relatively well for much of the period. Companies like Suiza Foods, the largest distributor and marketer of milk products, and Avon, which brought in new management and refocused their strategic plan, flourished in the weak economic environment. These types of companies tend to be less sensitive to a recession because their products are purchased regardless of economic conditions. Con-versely, our holdings in information technology and cyclicals, which are more impacted by weak capital spending, generally performed poorly until the fourth quarter, when the potential for economic improvements sent stock prices higher, especially in smaller-sized companies whose earnings tend to lead coming out of a recession.

The Fund also benefited from six takeovers during the period, each at a significant premium to the trading price when announced. In the consumer cyclicals sector, ACNielsen was purchased by Houghton Mifflin, contributing significantly to overall Fund performance. Alza Corp., which was a large position in the Fund, was also acquired. This company, which was a big mover even before the buyout, benefited from its release of a blockbuster drug to treat Attention Deficit Disorder (ADD) and added positively to the performance of the Fund. The Fund also received a boost from the announcement of the acquisitions of Tosco (energy), Bank United (financial), Litton Industries (capital goods), and Sensormatic (electronics).


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

During the period, we reduced the Fund's information technology holdings, which helped performance given the negative results reported by technology-related companies throughout 2001. However, we did experience negative performance within information technology sector issues. We sold out of Tellabs after the stock had been hurt by significantly weaker than expected sales of one of its new products. One of the Fund's retail holdings, Intimate Brands, also performed poorly during the period. The company suffered from a decrease in overall shopping mall traffic along with a weakening focus on its core customer. We decided to sell out of this holding during what proved to be a very tough environment for many retailers.

The Fund benefited from very strong performance in its overweighted health care holdings. Fund performance was boosted by Mylan Labs, one of the largest producers of generic drugs. The company's stock appreciated as a result of a slowing of the industry's pipeline of new brand-name pharmaceuticals, several blockbuster drugs coming off of patent, and an increased number of HMOs prescribing generic pharmaceuticals. Another strong performer in the health care sector was AmerisourceBergin, which is a pharmaceutical distributor that was helped by improving demographic trends and a completed merger.

Our exposure to the capital goods sector increased during the period as a result of capital appreciation of some of our holdings. The Fund benefited from the turnaround and restructuring of Lockheed Martin, whose stock price received a boost with the announcement of the signing of the contract for the Joint Strike Fighter, the largest defense contract in history. During the year, we added to select utility holdings, taking positions in NiSource and FPL Group, both of which have the potential for capital appreciation as well as strong dividend streams.


WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The Fund's investment strategy takes advantage of mid-cap companies that are past their startup stage but have not yet fully matured. Currently, these firms are very attractive with the potential for earnings leverage in the event of any improvement in the domestic economy. Given the current interest rate environment and the low cost of capital, we expect the economy to continue to improve as we move through 2002 and will position the Fund to take advantage of any potential rebound. Due to the significant signs of economic improvement on the horizon, we will continue to take profits in consumer staples and move into more economically sensitive sectors like consumer cyclicals and information technology. As always, we seek the best companies priced at attractive valuations, and we will look for opportunities to take advantage of firms with new innovation and growth potential.

(4) Allocation percentages are based on total investment value as of 12/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.



PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2001(4)

Health Care                                            19%
Telecommunication Services                              2%
Utilities                                               5%
Cash Equivalents                                        5%
Energy                                                  8%
Consumer Discretionary                                  9%
Information Technology                                 18%
Consumer Staples                                       10%
Industrials                                            11%
Financials                                             13%

SMALL CAP STOCK FUND
--------------------------------------------------------------------------------







           [GROWTH OF A $10,000 INVESTMENT (CLASS 1 SHARES)(1) GRAPH]

                     SMALL CAP
                                             Russell 2000
                                  Inflation     Index
DATE                  Fund        Grth 10K     Grth 10K
----                 -------      ---------  ------------
May-93
Jun-93
Jul-93
Aug-93
Sep-93
Oct-93
Nov-93
Dec-93               $10,000
Jan-94               $10,070      $10,000      $10,000
Feb-94               $10,160      $10,034      $ 9,964
Mar-94               $ 9,950      $10,068      $ 9,439
Apr-94               $ 9,720      $10,082      $ 9,495
May-94               $ 9,800      $10,089      $ 9,388
Jun-94               $ 9,530      $10,123      $ 9,072
Jul-94               $ 9,880      $10,150      $ 9,221
Aug-94               $10,350      $10,192      $ 9,734
Sep-94               $10,520      $10,219      $ 9,701
Oct-94               $11,010      $10,226      $ 9,662
Nov-94               $10,240      $10,239      $ 9,272
Dec-94               $10,530      $10,239      $ 9,520
Jan-95               $10,530      $10,280      $ 9,401
Feb-95               $10,830      $10,321      $ 9,792
Mar-95               $10,790      $10,356      $ 9,959
Apr-95               $10,630      $10,390      $10,180
May-95               $10,630      $10,410      $10,355
Jun-95               $11,454      $10,431      $10,893
Jul-95               $12,267      $10,431      $11,520
Aug-95               $12,659      $10,458      $11,759
Sep-95               $13,261      $10,479      $11,969
Oct-95               $12,789      $10,513      $11,434
Nov-95               $13,010      $10,506      $11,914
Dec-95               $13,793      $10,499      $12,229
Jan-96               $13,592      $10,561      $12,215
Feb-96               $14,375      $10,595      $12,596
Mar-96               $15,319      $10,650      $12,853
Apr-96               $15,771      $10,691      $13,541
May-96               $16,423      $10,711      $14,075
Jun-96               $15,808      $10,718      $13,496
Jul-96               $13,836      $10,739      $12,318
Aug-96               $14,951      $10,759      $13,034
Sep-96               $15,539      $10,793      $13,543
Oct-96               $15,095      $10,828      $13,335
Nov-96               $15,240      $10,848      $13,884
Dec-96               $15,178      $10,848      $14,248
Jan-97               $14,672      $10,882      $14,533
Feb-97               $14,311      $10,917      $14,180
Mar-97               $13,309      $10,944      $13,510
Apr-97               $13,381      $10,958      $13,548
May-97               $14,920      $10,951      $15,055
Jun-97               $15,678      $10,964      $15,700
Jul-97               $15,765      $10,978      $16,431
Aug-97               $15,929      $10,999      $16,807
Sep-97               $16,990      $11,026      $18,037
Oct-97               $16,707      $11,053      $17,245
Nov-97               $16,860      $11,047      $17,133
Dec-97               $17,090      $11,033      $17,433
Jan-98               $16,903      $11,053      $17,158
Feb-98               $18,379      $11,074      $18,427
Mar-98               $19,166      $11,094      $19,186
Apr-98               $19,045      $11,115      $19,293
May-98               $17,668      $11,135      $18,253
Jun-98               $17,721      $11,149      $18,292
Jul-98               $16,443      $11,163      $16,811
Aug-98               $12,937      $11,176      $13,547
Sep-98               $14,064      $11,190      $14,607
Oct-98               $15,128      $11,218      $15,203
Nov-98               $16,748      $11,218      $15,999
Dec-98               $18,444      $11,211      $16,989
Jan-99               $18,241      $11,238      $17,215
Feb-99               $16,532      $11,252      $15,821
Mar-99               $16,443      $11,286      $16,068
Apr-99               $17,176      $11,368      $17,507
May-99               $18,391      $11,368      $17,763
Jun-99               $19,858      $11,368      $18,566
Jul-99               $20,436      $11,402      $18,057
Aug-99               $20,091      $11,430      $17,389
Sep-99               $20,487      $11,484      $17,392
Oct-99               $21,525      $11,505      $17,463
Nov-99               $24,924      $11,512      $18,506
Dec-99               $31,554      $11,512      $20,600
Jan-00               $33,961      $11,539      $20,270
Feb-00               $45,342      $11,607      $23,617
Mar-00               $40,264      $11,703      $22,060
Apr-00               $32,146      $11,710      $20,732
May-00               $29,523      $11,717      $19,524
Jun-00               $36,207      $11,785      $21,226
Jul-00               $34,535      $11,806      $20,543
Aug-00               $38,143      $11,819      $22,110
Sep-00               $35,714      $11,881      $21,461
Oct-00               $33,389      $11,902      $20,503
Nov-00               $28,073      $11,908      $18,398
Dec-00               $28,214      $11,902      $19,978
Jan-01               $32,615      $11,977      $21,018
Feb-01               $26,350      $12,025      $19,639
Mar-01               $22,090      $12,052      $18,678
Apr-01               $25,364      $12,100      $20,140
May-01               $27,035      $12,155      $20,635
Jun-01               $30,126      $12,175      $21,347
Jul-01               $25,231      $12,141      $20,192
Aug-01               $23,499      $12,141      $19,539
Sep-01               $17,651      $12,196      $16,909
Oct-01               $19,817      $12,223      $17,899
Nov-01               $22,720      $12,202      $19,284
Dec-01               $24,626      $12,172      $20,474


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01(1)



CLASS 1 SHARES                                              1 YEAR        5 YEAR       SINCE INCEPTION
                                                                                      (JANUARY 12, 1994)
--------------------------------------------------------------------------------------------------------
Small Cap Stock Fund(1)                                     -12.73%        10.16%           11.98%
--------------------------------------------------------------------------------------------------------
Russell 2000 Index(2)                                         2.48%         7.52%            9.47%
========================================================================================================


CLASS 2 SHARES                                              1 YEAR        5 YEAR      SINCE INCEPTION
                                                                                       (MAY 1, 2001)
--------------------------------------------------------------------------------------------------------
Small Cap Stock Fund(1)                                       N/A           N/A             -3.00%
Russell 2000 Index(2)                                         N/A           N/A              1.66%
========================================================================================================


(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Russell 2000 Index represents the smallest two-thirds of the core 3000 companies followed by Russell and is used to measure the small-cap market. For comparative purposes, the benchmark's performance is shown as of January 31, 1994 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.


(3) Inflation is measured by the Consumer Price Index for all urban consumers.

NOTE: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. There may be additional risks associated with emerging markets. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


PORTFOLIO MANAGER: LINDA WALK, WM ADVISORS, INC.

An equity team led by Ms. Linda Walk has been managing the Fund since March 1998. Ms. Walk, Senior Portfolio Manager of WM Advisors, Inc., graduated magna cum laude from the University of Washington and has over 15 years of investment experience. She is a Chartered Financial Analyst, a Certified Financial Planner, and has participated in the Wharton Executive Education program.


PERFORMANCE REVIEW(1)

For the 12-month period ended December 31, 2001, the SMALL CAP STOCK FUND was adversely affected by significant volatility among small-cap growth stocks, until rebounding significantly in the fourth quarter. However, long-term results remain favorable, as the Fund has posted an average annual return of 11.98% since its inception in 1994.


WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The period was marked by uncertainty and volatility in equity markets, particularly within small-cap growth stocks. During the period, stocks were negatively affected by the economic slowdown and its impact on both business and consumer sentiment. Capital spending slowed significantly throughout 2001 and orders plummeted. The bursting of the "dot com" bubble in conjunction with a severe contraction in business investment left the information technology sector with a very cloudy earnings picture, and stocks in the sector suffered as a result. Inventories built up as sales slowed and profits moved substantially lower. Sentiment further worsened when companies were forced to lay off thousands of workers in an effort to cut costs. However, there were select periods of strong performance during the period. Fund performance rebounded substantially in the second quarter, as money flowed into small-cap investments in anticipation of a potential economic recovery. This trend proved to be short lived, and the markets came back down quickly in the third quarter, even prior to September 11th.

In the wake of the terrorist attacks and the uncertain political and global economic situation, small-cap equities were hit especially hard. There was a significant "flight to quality" as money moved quickly out of higher-risk equity investments into the safety and security of highly-rated bonds and cash equivalents. Consumer spending, which had held up relatively well throughout the period, was forecasted to drop as a result of weaker confidence in the face of heightened lay-off activity. All of the negative news resulted in a very volatile third quarter, and equities suffered across the board. However, the period closed with very strong performance in the fourth quarter, as small-cap growth led the market advance as prospects for economic growth improved.

The Fund was negatively affected by its concentration in technology-related sectors. However, we feel that long-term prospects for these sectors will improve, as companies still need to wisely implement technological advancements to be market leaders, thus increasing spending and investment. Stock picking within the sector will become increasingly important, and we will continue to focus on firms with sound business models, competitive advantages, and potential strong long-term earnings growth. Within the information technology sector, there has been a substantial reduction in inventories, which could help drive expansion in 2002. In addition, many small-cap technology firms are still trading at attractive valuations relative to their long-term growth prospects. Despite recent weakness, we will also continue to focus on opportunities in biotechnology stocks. These positions could have considerable upside potential due to the increasing number of drugs achieving patent approval.


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund was heavily invested in certain segments of the information technology sector that experienced even higher degrees of volatility than the market as a whole. For instance, the software sector hindered the Fund's results during the period. Third quarter software purchases dropped and firms such as Onyx Software lost significant value. However, we maintained this position because we feel that demand for efficiency-producing software should return, thus making Onyx well positioned for a rebound. Holdings in Primus Knowledge and Gilat Satellite also negatively impacted the Fund's results. Despite the extreme volatility, there were some positive contributors to Fund performance as well. In the information technology area, First Consulting Group and Nvidia which benefited from the release of Microsoft's Xbox gaming platform, were both strong performers. The Fund also benefited from its position in Heller Financial, which was acquired during the third quarter. One of the strongest sectors of the market during the period was health care, and the Fund benefited from its position in medical device manufacturer SonoSite.

The Fund did not have significant exposure to travel and leisure companies, which experienced selloffs following the terrorist attacks. Although investor uncertainty pushed stock prices of these firms indiscriminately lower, some select firms in the industry have the cash to withstand the downturn in demand and have very good longer-term outlooks. By sticking with our focus, we were rewarded in the fourth quarter with very strong results. Small-cap firms tend to lead market cycles out of recessions given the more flexibility and sensitivity of their earnings.


WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The same drivers that pushed market performance lower during the economic downturn may be possible catalysts for continued small-cap market recovery in the coming months. If current aggressive monetary and fiscal policies kick in and provide a boost to capital spending, the result should translate into an increased number of orders and improved profits. Select issues in the small-cap area of the market may still have room to rebound. Additionally, the excess inventory in computer hardware is correcting, which will provide a stimulus to other technology market segments. Given an improving economic horizon, we will focus on sectors that should benefit from a recovery and expect that less global uncertainty will reward small-cap investors. If the economic winds continue to change and more positive forces surface, monetary flows from defensive holdings are likely to continue in investments with higher growth potential, such as small-cap growth stocks. We do still see some economic problems to work through and potential risks, but our long-term outlook remains sound for the U.S. economy to lead an eventual global recovery.



(4) Allocation percentages are based on total investment value as of 12/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.



Portfolio Composition as of December 31, 2001(4)


Cash Equivalents                                        1%
Consumer Staples                                        2%
Energy                                                  2%
Industrials                                             3%
Financials                                              3%
Telecommunication Services                              4%
Health Care                                            20%
Consumer Discretionary                                 21%
Information Technology                                 44%

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------






               GROWTH OF A $10,000 INVESTMENT (CLASS 1 SHARES)(1)


                                    [GRAPH]


                     INTERNATIONAL GROWTH
                                                EAFE
                                  Inflation     Index
DATE                  Fund        Grth 10K     Grth 10K
----                 -------      ---------    --------
                     $10,000
May-93               $10,410      $10,000      $10,000
Jun-93               $10,120      $10,014      $ 9,846
Jul-93               $10,370      $10,014      $10,193
Aug-93               $11,030      $10,042      $10,745
Sep-93               $11,080      $10,062      $10,505
Oct-93               $11,430      $10,104      $10,831
Nov-93               $10,820      $10,111      $ 9,887
Dec-93               $11,310      $10,111      $10,602
Jan-94               $12,160      $10,139      $11,501
Feb-94               $11,890      $10,173      $11,472
Mar-94               $11,470      $10,208      $10,979
Apr-94               $11,840      $10,222      $11,448
May-94               $11,890      $10,229      $11,385
Jun-94               $11,784      $10,264      $11,549
Jul-94               $12,065      $10,291      $11,662
Aug-94               $12,246      $10,333      $11,941
Sep-94               $11,864      $10,361      $11,567
Oct-94               $12,115      $10,368      $11,955
Nov-94               $11,643      $10,381      $11,383
Dec-94               $11,523      $10,381      $11,457
Jan-95               $11,021      $10,423      $11,020
Feb-95               $10,901      $10,465      $10,991
Mar-95               $11,142      $10,499      $11,680
Apr-95               $11,473      $10,534      $12,123
May-95               $11,543      $10,555      $11,981
Jun-95               $11,392      $10,576      $11,774
Jul-95               $11,980      $10,576      $12,510
Aug-95               $11,787      $10,603      $12,036
Sep-95               $11,868      $10,624      $12,274
Oct-95               $11,676      $10,659      $11,947
Nov-95               $11,777      $10,652      $12,283
Dec-95               $12,284      $10,645      $12,781
Jan-96               $12,680      $10,707      $12,836
Feb-96               $12,639      $10,742      $12,882
Mar-96               $12,771      $10,798      $13,159
Apr-96               $12,954      $10,839      $13,544
May-96               $12,933      $10,860      $13,298
Jun-96               $13,045      $10,867      $13,376
Jul-96               $12,459      $10,888      $12,988
Aug-96               $12,603      $10,908      $13,019
Sep-96               $12,911      $10,943      $13,368
Oct-96               $12,809      $10,978      $13,235
Nov-96               $13,415      $10,999      $13,764
Dec-96               $13,394      $10,999      $13,591
Jan-97               $13,456      $11,033      $13,118
Feb-97               $13,538      $11,068      $13,335
Mar-97               $13,425      $11,096      $13,387
Apr-97               $13,703      $11,110      $13,461
May-97               $14,536      $11,103      $14,340
Jun-97               $15,169      $11,117      $15,135
Jul-97               $15,637      $11,130      $15,383
Aug-97               $14,286      $11,151      $14,237
Sep-97               $15,052      $11,179      $15,037
Oct-97               $13,446      $11,207      $13,885
Nov-97               $13,021      $11,200      $13,746
Dec-97               $13,042      $11,186      $13,870
Jan-98               $13,180      $11,207      $14,508
Feb-98               $14,052      $11,227      $15,442
Mar-98               $14,818      $11,248      $15,921
Apr-98               $15,190      $11,269      $16,050
May-98               $15,073      $11,290      $15,976
Jun-98               $14,594      $11,304      $16,101
Jul-98               $14,665      $11,318      $16,268
Aug-98               $12,715      $11,331      $14,256
Sep-98               $12,065      $11,345      $13,822
Oct-98               $12,691      $11,373      $15,267
Nov-98               $13,401      $11,373      $16,053
Dec-98               $13,720      $11,366      $16,690
Jan-99               $13,897      $11,394      $16,645
Feb-99               $13,472      $11,408      $16,252
Mar-99               $14,027      $11,442      $16,934
Apr-99               $14,558      $11,526      $17,624
May-99               $13,967      $11,526      $16,721
Jun-99               $14,922      $11,526      $17,376
Jul-99               $15,585      $11,560      $17,897
Aug-99               $15,822      $11,588      $17,966
Sep-99               $16,176      $11,644      $18,151
Oct-99               $16,922      $11,664      $18,835
Nov-99               $18,235      $11,671      $19,493
Dec-99               $20,848      $11,671      $21,247
Jan-00               $19,785      $11,699      $19,900
Feb-00               $20,507      $11,768      $20,440
Mar-00               $21,003      $11,866      $21,236
Apr-00               $20,023      $11,872      $20,122
May-00               $19,029      $11,879      $19,635
Jun-00               $20,143      $11,949      $20,407
Jul-00               $19,065      $11,970      $19,556
Aug-00               $19,458      $11,983      $19,730
Sep-00               $17,926      $12,046      $18,773
Oct-00               $17,118      $12,067      $18,333
Nov-00               $16,432      $12,074      $17,650
Dec-00               $16,713      $12,067      $18,281
Jan-01               $17,117      $12,143      $18,272
Feb-01               $15,623      $12,191      $16,904
Mar-01               $14,827      $12,219      $15,785
Apr-01               $16,199      $12,268      $16,892
May-01               $15,514      $12,323      $16,309
Jun-01               $14,792      $12,344      $15,648
Jul-01               $14,335      $12,309      $15,365
Aug-01               $13,878      $12,309      $14,979
Sep-01               $12,154      $12,365      $13,465
Oct-01               $12,746      $12,393      $13,809
Nov-01               $13,526      $12,372      $14,319
Dec-01               $13,741      $12,341      $14,405


Average Annual Total Returns as of 12/31/01(1)

CLASS 1 SHARES                                                1 YEAR        5 YEAR      SINCE INCEPTION
                                                                                          (MAY 7, 1993)
--------------------------------------------------------------------------------------------------------
International Growth Fund(1)                                  -17.78%        0.51%            3.74%
--------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) EAFE Index(2)     -21.20%        1.17%            4.34%
========================================================================================================


(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies (III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of common stocks in Europe, Australia and the Far East. EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. For comparative purposes, the benchmark's performance is shown as of May 31, 1993 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

NOTE: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


PORTFOLIO MANAGER: CAPITAL GUARDIAN TRUST COMPANY

The International Growth Fund is managed by an international equity team at Capital Guardian Trust Company. Nine portfolio managers and 28 analysts share the management responsibilities for the Fund. The managers average over 26 years of investment experience and have been with the firm for an average of 22 years. The firm has managed the Fund since June 1999.


PERFORMANCE REVIEW

For the 12-month period ended December 31, 2001, the INTERNATIONAL GROWTH FUND suffered through a period of significant volatility in foreign equity markets. This was primarily the result of a synchronized global economic slowdown, which contributed to the overall poor performance for stocks worldwide despite a strong fourth quarter.


WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The year ended December 31, 2001 was overshadowed by the tragic events of September 11th and the effects they had on markets around the world. Despite a strong rally during the final weeks of the period, markets ended the year down significantly relative to last year.

As the first quarter of 2001 began, we took the selling pressure as an opportunity to upgrade the quality of the portfolio. We believed the selloff of many companies in the wireless utilities/ telecommunications sector (both operators and handset makers) was unwarranted, and we therefore added to existing positions in companies such as Nokia and NTT DoCoMo. European food and beverage stocks, as well as financial names in the retail banking and investment banking arenas, helped portfolio returns early in the quarter, but were hit hard in the final weeks of the quarter as the selloff continued. Strong stock selection in semiconductors added to positive results, as individual companies that represent significant holdings in the portfolio bounced back from their lows. We modestly lowered our Japanese technology exposure in favor of companies engaged in verifiable restructuring in areas such as autos, retail, insurance, and banks. Nissan Motors has been one such name that has posted sizable returns since its addition to the portfolio.

During the second quarter of 2001, we made relatively minor changes and concentrated on our best research ideas. Our overweighted positions in semiconductor-related companies, wireless utilities/telecommunications, and communications equipment continued to hurt Fund results, as did our underweighting in software companies. However, our longer-term outlook for these sectors remains positive. In the case of oil and gas companies, our belief that crude and natural gas prices have peaked kept us relatively underweighted in these sectors. Our stock selection in pharmaceuticals and financials proved beneficial as well as our greater emphasis on cyclicals such as autos, metals and mining, aerospace, and chemicals.

Technology names hurt by the global contraction in IT spending continued to hinder returns through August and September of 2001. We increased our weighting in European insurance companies and found defensive attributes in retail banks, which were less exposed to the equity market malaise. Of course, no one could have foreseen the U.S. terrorist attacks and the resulting fallout in the global markets. After the attacks, we added to existing holdings in the financial sector as prices became extremely attractive.

The year ended on a positive note when global markets rebounded in the fourth quarter, with financials, technology, and pharmaceutical companies posting significant gains. The overweighted position in technology, coupled with the increased exposure to the financial sector, proved extremely beneficial to returns, as the Fund was well positioned to take advantage of this meaningful rebound.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The general theme in the portfolio over the past year has been that technology names, particularly companies involved in the production of semiconductor equipment, were extremely undervalued and would rebound significantly once markets began to recover. As a result of both our overweighted position in that sector and the continued decline in global markets, the portfolio lagged the benchmark for much of the year. Following the attacks of September 11th, markets were hit hard initially, but ended the year with a rebound that erased much of those losses.

Companies such as Samsung and Taiwan Semiconductor (both significant holdings in the portfolio) ended the year strongly. Although battered for much of the year, the economically sensitive sectors led the global market rebound in the fourth quarter which benefited the Fund. It was the strongest quarterly performance for global equities in two years.

Elsewhere, our increased position in financials also helped portfolio returns later in the year, as we added to names such as Swiss Reinsurance Company. It had been a small position in the Fund for quite a while, but its valuation following the terrorist attacks was attractive, and now it represents one of the Fund's top holdings.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Over the course of the year, we experienced some pronounced stock declines and markets must adjust to the prospects of a more prolonged downturn. Certainly, the potential of a U.S. recovery and more stability against terrorist threats will have positive ripple effects on the rest of the world.

Historically speaking, however, extreme market volatility following major events has often presented tremendous buying opportunities, as we saw in the fourth quarter. Although we may see some volatility until earnings rebound, we believe valuations in non-U.S. equity markets are still attractive today and, with a potentially weaker dollar in the near future, non-U.S. investments may become more attractive to dollar-based investors. Our analysts feel quite positive about the prospects of a recovery sometime in the near future and are convinced that 2002 may be profitable for companies worldwide.

(4) Allocation percentages are based on total investment value as of 12/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

[PORTFOLIO COMPOSITION GRAPH]

                PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2001(4)

                                                                Canada 3%
                                                      Cash Equivalents 4%
                                                      Emerging Markets 7%
                                                        Pacific Basin 11%

                                                                Japan 20%

                                                               Europe 55%

SHORT TERM INCOME FUND
Growth of a $10,000 Investment (class 1 shares)(1)
[GRAPH]


                     SHORT TERM INCOME
                                                ML Corp 1-3
                                   Inflation       Index
DATE                    Fund       Grth 10K      Grth 10K
----                 --------      ---------    -----------
May-93
Jun-93
Jul-93
Aug-93
Sep-93
Oct-93
Nov-93
Dec-93               $ 10,000
Jan-94               $ 10,000      $ 10,000      $ 10,000
Feb-94               $  9,960      $ 10,034      $  9,935
Mar-94               $  9,920      $ 10,068      $  9,887
Apr-94               $  9,880      $ 10,082      $  9,850
May-94               $  9,880      $ 10,089      $  9,863
Jun-94               $  9,880      $ 10,123      $  9,901
Jul-94               $  9,961      $ 10,150      $ 10,002
Aug-94               $ 10,001      $ 10,192      $ 10,041
Sep-94               $  9,953      $ 10,219      $ 10,024
Oct-94               $  9,994      $ 10,226      $ 10,050
Nov-94               $  9,994      $ 10,239      $ 10,010
Dec-94               $  9,838      $ 10,239      $ 10,033
Jan-95               $  9,838      $ 10,280      $ 10,173
Feb-95               $  9,921      $ 10,321      $ 10,319
Mar-95               $  9,999      $ 10,356      $ 10,398
Apr-95               $ 10,081      $ 10,390      $ 10,497
May-95               $ 10,288      $ 10,410      $ 10,699
Jun-95               $ 10,329      $ 10,431      $ 10,765
Jul-95               $ 10,329      $ 10,431      $ 10,813
Aug-95               $ 10,413      $ 10,458      $ 10,852
Sep-95               $ 10,455      $ 10,479      $ 10,911
Oct-95               $ 10,583      $ 10,513      $ 11,011
Nov-95               $ 10,668      $ 10,506      $ 11,113
Dec-95               $ 10,753      $ 10,499      $ 11,208
Jan-96               $ 10,839      $ 10,561      $ 11,304
Feb-96               $ 10,753      $ 10,595      $ 11,267
Mar-96               $ 10,710      $ 10,650      $ 11,268
Apr-96               $ 10,710      $ 10,691      $ 11,282
May-96               $ 10,710      $ 10,711      $ 11,311
Jun-96               $ 10,797      $ 10,718      $ 11,401
Jul-96               $ 10,841      $ 10,739      $ 11,452
Aug-96               $ 10,886      $ 10,759      $ 11,495
Sep-96               $ 10,975      $ 10,793      $ 11,605
Oct-96               $ 11,065      $ 10,828      $ 11,747
Nov-96               $ 11,155      $ 10,848      $ 11,847
Dec-96               $ 11,155      $ 10,848      $ 11,848
Jan-97               $ 11,201      $ 10,882      $ 11,907
Feb-97               $ 11,247      $ 10,917      $ 11,941
Mar-97               $ 11,247      $ 10,944      $ 11,955
Apr-97               $ 11,294      $ 10,958      $ 12,063
May-97               $ 11,387      $ 10,951      $ 12,152
Jun-97               $ 11,433      $ 10,964      $ 12,243
Jul-97               $ 11,575      $ 10,978      $ 12,397
Aug-97               $ 11,575      $ 10,999      $ 12,406
Sep-97               $ 11,670      $ 11,026      $ 12,507
Oct-97               $ 11,718      $ 11,053      $ 12,592
Nov-97               $ 11,766      $ 11,047      $ 12,614
Dec-97               $ 11,814      $ 11,033      $ 12,696
Jan-98               $ 11,862      $ 11,053      $ 12,827
Feb-98               $ 11,911      $ 11,074      $ 12,840
Mar-98               $ 11,940      $ 11,094      $ 12,866
Apr-98               $ 11,988      $ 11,115      $ 12,910
May-98               $ 12,038      $ 11,135      $ 12,988
Jun-98               $ 12,087      $ 11,149      $ 13,056
Jul-98               $ 12,137      $ 11,163      $ 13,124
Aug-98               $ 12,236      $ 11,176      $ 13,233
Sep-98               $ 12,385      $ 11,190      $ 13,408
Oct-98               $ 12,436      $ 11,218      $ 13,435
Nov-98               $ 12,436      $ 11,218      $ 13,481
Dec-98               $ 12,436      $ 11,211      $ 13,543
Jan-99               $ 12,487      $ 11,238      $ 13,613
Feb-99               $ 12,436      $ 11,252      $ 13,574
Mar-99               $ 12,538      $ 11,286      $ 13,700
Apr-99               $ 12,589      $ 11,368      $ 13,758
May-99               $ 12,538      $ 11,368      $ 13,743
Jun-99               $ 12,585      $ 11,368      $ 13,783
Jul-99               $ 12,585      $ 11,402      $ 13,816
Aug-99               $ 12,637      $ 11,430      $ 13,831
Sep-99               $ 12,737      $ 11,484      $ 13,945
Oct-99               $ 12,737      $ 11,505      $ 13,993
Nov-99               $ 12,789      $ 11,512      $ 14,031
Dec-99               $ 12,794      $ 11,512      $ 14,072
Jan-00               $ 12,794      $ 11,539      $ 14,071
Feb-00               $ 12,902      $ 11,607      $ 14,174
Mar-00               $ 12,923      $ 11,703      $ 14,258
Apr-00               $ 12,978      $ 11,710      $ 14,253
May-00               $ 12,978      $ 11,717      $ 14,293
Jun-00               $ 13,114      $ 11,785      $ 14,463
Jul-00               $ 13,224      $ 11,806      $ 14,586
Aug-00               $ 13,334      $ 11,819      $ 14,701
Sep-00               $ 13,427      $ 11,881      $ 14,840
Oct-00               $ 13,484      $ 11,902      $ 14,836
Nov-00               $ 13,651      $ 11,908      $ 14,982
Dec-00               $ 13,847      $ 11,902      $ 15,142
Jan-01               $ 14,018      $ 11,977      $ 15,383
Feb-01               $ 14,074      $ 12,025      $ 15,497
Mar-01               $ 14,227      $ 12,052      $ 15,659
Apr-01               $ 14,284      $ 12,100      $ 15,700
May-01               $ 14,341      $ 12,155      $ 15,831
Jun-01               $ 14,399      $ 12,175      $ 15,901
Jul-01               $ 14,571      $ 12,141      $ 16,135
Aug-01               $ 14,687      $ 12,141      $ 16,255
Sep-01               $ 14,860      $ 12,196      $ 16,463
Oct-01               $ 14,976      $ 12,223      $ 16,615
Nov-01               $ 14,919      $ 12,202      $ 16,579
Dec-01               $ 14,977      $ 12,172      $ 16,594



Average Annual Total Returns as of 12/31/01(1)

CLASS 1 SHARES                                      1 Year    5 Year     Since Inception
      -                                             ------    ------     -----------------
                                                                        (January 12, 1994)

Short Term Income Fund(1)                            8.15%     6.07%           5.20%
------------------------------------------------------------------------------------------
Merrill Lynch (1-3 yrs.) Corporate Bond Index(2)     9.58%     7.08%           6.67%
------------------------------------------------------------------------------------------


(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Merrill Lynch (1-3 years) Corporate Bond Index includes all investment-grade, corporate debt securities with maturities of one to three years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. For comparative purposes, the benchmark's performance is shown as of January 31, 1994 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

NOTE: There may be additional credit and default risks associated with lower rated securities. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey manages the Short Term Income Fund. Mr. Sosey joined WM Advisors, Inc. in 1998 and has over 16 years banking and financial analysis experience. He has a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW(1)

The SHORT TERM INCOME FUND returned a very strong 8.15% for the 12-month period ended December 31, 2001. In the face of economic weakness, short-term interest rates decreased significantly throughout the period. This contributed to the Fund's strong performance since bond prices move in the opposite direction of yields.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund prospered in a period where the weakening U.S. economy spurred the Federal Reserve ("the Fed") to lower short-term interest rates by 475 basis points (4.75%). The Fed lowered the federal funds rate from 6.5% at the start of the period to a 40-year low of 1.75%. Performance was strong for much of the year, as short-term rates fell steadily throughout the year. Short-term bonds benefited from the falling rates, and the Fund's high-quality holdings also benefited from a "flight to quality" in the aftermath of the terrorist attacks of September 11th. Given increased uncertainty in financial markets, high-quality bond assets received large inflows of capital during September, boosting prices and overall Fund performance. With less political uncertainty and improving prospects for the domestic economy, the Fed may now be near the end of their aggressive easing cycle.

The Fund benefited most from its mix of high-quality corporate issues, Aaa rated asset-backed securities, and agency debentures. Although the "flight to quality" in September led to strong relative performance for Treasuries, this trend reversed somewhat late in the period as corporate bonds out-performed
Treasuries near the close of the year. Because of this, many of the Fund's high-quality corporate issues also generated strong overall results. The Fund's asset-backed positions were very short and highly-rated, allowing them to outperform the asset-backed market as a whole, as other issues faced credit concerns in the slowing economy. Agency bonds were some of the best performing fixed-income market issues during the period, benefiting from a yield advantage relative to Treasuries, as well as price appreciation that was in line with Treasury bonds with similar maturities.

The securities in the Fund have a short average maturity of approximately 2.8 years, which reduces interest rate risk compared to longer-term holdings. In addition, the duration, or measurement of the Fund's sensitivity to interest rate changes, closed the period at 2.2 years. This short duration should limit the downside risk should interest rates increase. The Fund is also concentrated in securities with high-quality ratings. With an average bond rating of Aa3, the Fund continues to represent a high-quality investment option for the risk-averse fixed-income investor.(4)

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We extended duration during the period, taking advantage of falling rates by focusing our purchases in the longer end of the Fund's maturity range. The Fund also benefited from its maturity structure, with longer-term holdings balanced with short-term positions. This strategy provided strong results as both of these segments outperformed the intermediate-term, or the middle of the Fund's maturity range. Overall, the high-quality bias and maturity structure provided very strong relative and absolute performance for much of the period.

In response to falling interest rates, mortgage-backed securities were faced with rising prepayments, and we therefore lowered our concentration in the sector. When mortgage rates fall, people are more likely to refinance their homes at lower rates, causing prepayments and forcing investment at lower yields. Despite this factor, mortgage-backed securities still provided strong absolute performance during the year. We also reduced our asset-backed holdings, taking advantage of strong relative performance in credit card issues to lock in gains. We focused purchases in the corporate and agency sectors of the market, increasing the concentrations to 50% and 10%, respectively. With regard to corporates, we favored financial services, especially banks, which held up relatively well after September 11th and could benefit going forward as lower interest rates provide the potential for better profit margins. Corporate positions would also benefit from any improvement of economic conditions. We were able to find some attractively priced bonds following the "flight to quality" in September. We added positions in Boeing and Southwest Airlines (bonds backed by airline assets), which are well run companies that may have been oversold in response to the events of September 11th.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Although the period closed with increasing prospects for economic improvements, there are still some inherent weaknesses in the domestic economic picture. In addition, there is not much room for rates to decrease further, and the effects of the 11 successive rate cuts will eventually be felt within the economy. If the potential for economic improvement continues to build, we should see interest rates increase from their very low levels. Currently, inflation remains very subdued, but at the hint of any increase in either economic activity or general price pressures, short-term rates could begin to escalate. Therefore, we are not extending the duration of the Fund and will position its holdings to manage interest rate risk as well as to provide a strong yield relative to Treasuries. The Fund should continue to provide investors with a lower risk fixed-income alternative given the potential for interest rates to move back up in 2002.

(4) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 12/31/01.

[PORTFOLIO COMPOSITION GRAPH]

                PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2001(4)

                                                                   Ba   1%
                                                            Not Rated   4%

                                                                   Aa  11%
                                                                    A  14%

                                                                  Baa  22%
                                                                  Aaa  48%

U.S. GOVERNMENT SECURITIES FUND
Growth of a $10,000 Investment (class 1 shares)(1)
[GRAPH]


                     US GOVERNMENT
                                                  LB Gov
                                   Inflation      Index
DATE                   Fund        Grth 10K      Grth 10K
----                 --------      ---------     --------
                     $ 10,000
May-93               $ 10,010      $ 10,000      $ 10,000
Jun-93               $ 10,093      $ 10,014      $ 10,222
Jul-93               $ 10,153      $ 10,014      $ 10,284
Aug-93               $ 10,283      $ 10,042      $ 10,514
Sep-93               $ 10,294      $ 10,062      $ 10,554
Oct-93               $ 10,305      $ 10,104      $ 10,594
Nov-93               $ 10,163      $ 10,111      $ 10,477
Dec-93               $ 10,227      $ 10,111      $ 10,518
Jan-94               $ 10,359      $ 10,139      $ 10,662
Feb-94               $ 10,176      $ 10,173      $ 10,436
Mar-94               $  9,921      $ 10,208      $ 10,201
Apr-94               $  9,829      $ 10,222      $ 10,121
May-94               $  9,808      $ 10,229      $ 10,108
Jun-94               $  9,792      $ 10,264      $ 10,084
Jul-94               $  9,928      $ 10,291      $ 10,270
Aug-94               $  9,928      $ 10,333      $ 10,272
Sep-94               $  9,824      $ 10,361      $ 10,127
Oct-94               $  9,803      $ 10,368      $ 10,120
Nov-94               $  9,760      $ 10,381      $ 10,102
Dec-94               $  9,813      $ 10,381      $ 10,163
Jan-95               $ 10,017      $ 10,423      $ 10,352
Feb-95               $ 10,265      $ 10,465      $ 10,575
Mar-95               $ 10,329      $ 10,499      $ 10,642
Apr-95               $ 10,460      $ 10,534      $ 10,781
May-95               $ 10,821      $ 10,555      $ 11,216
Jun-95               $ 10,876      $ 10,576      $ 11,302
Jul-95               $ 10,853      $ 10,576      $ 11,260
Aug-95               $ 10,976      $ 10,603      $ 11,392
Sep-95               $ 11,031      $ 10,624      $ 11,501
Oct-95               $ 11,211      $ 10,659      $ 11,676
Nov-95               $ 11,403      $ 10,652      $ 11,858
Dec-95               $ 11,471      $ 10,645      $ 12,027
Jan-96               $ 11,574      $ 10,707      $ 12,100
Feb-96               $ 11,379      $ 10,742      $ 11,853
Mar-96               $ 11,333      $ 10,798      $ 11,755
Apr-96               $ 11,263      $ 10,839      $ 11,679
May-96               $ 11,193      $ 10,860      $ 11,660
Jun-96               $ 11,321      $ 10,867      $ 11,810
Jul-96               $ 11,298      $ 10,888      $ 11,840
Aug-96               $ 11,298      $ 10,908      $ 11,813
Sep-96               $ 11,487      $ 10,943      $ 12,010
Oct-96               $ 11,750      $ 10,978      $ 12,274
Nov-96               $ 11,954      $ 10,999      $ 12,487
Dec-96               $ 11,894      $ 10,999      $ 12,360
Jan-97               $ 11,931      $ 11,033      $ 12,374
Feb-97               $ 11,979      $ 11,068      $ 12,391
Mar-97               $ 11,833      $ 11,096      $ 12,260
Apr-97               $ 11,982      $ 11,110      $ 12,436
May-97               $ 12,105      $ 11,103      $ 12,543
Jun-97               $ 12,241      $ 11,117      $ 12,684
Jul-97               $ 12,556      $ 11,130      $ 13,044
Aug-97               $ 12,443      $ 11,151      $ 12,915
Sep-97               $ 12,632      $ 11,179      $ 13,108
Oct-97               $ 12,862      $ 11,207      $ 13,335
Nov-97               $ 12,874      $ 11,200      $ 13,403
Dec-97               $ 13,015      $ 11,186      $ 13,544
Jan-98               $ 13,183      $ 11,207      $ 13,747
Feb-98               $ 13,144      $ 11,227      $ 13,710
Mar-98               $ 13,156      $ 11,248      $ 13,748
Apr-98               $ 13,235      $ 11,269      $ 13,810
May-98               $ 13,379      $ 11,290      $ 13,952
Jun-98               $ 13,499      $ 11,304      $ 14,111
Jul-98               $ 13,552      $ 11,318      $ 14,133
Aug-98               $ 13,794      $ 11,331      $ 14,500
Sep-98               $ 13,929      $ 11,345      $ 14,892
Oct-98               $ 13,997      $ 11,373      $ 14,841
Nov-98               $ 13,875      $ 11,373      $ 14,845
Dec-98               $ 13,931      $ 11,366      $ 14,878
Jan-99               $ 13,999      $ 11,394      $ 14,964
Feb-99               $ 13,862      $ 11,408      $ 14,608
Mar-99               $ 13,967      $ 11,442      $ 14,665
Apr-99               $ 14,023      $ 11,526      $ 14,699
May-99               $ 13,911      $ 11,526      $ 14,570
Jun-99               $ 13,837      $ 11,526      $ 14,540
Jul-99               $ 13,794      $ 11,560      $ 14,519
Aug-99               $ 13,752      $ 11,588      $ 14,519
Sep-99               $ 13,980      $ 11,644      $ 14,636
Oct-99               $ 14,023      $ 11,664      $ 14,660
Nov-99               $ 14,051      $ 11,671      $ 14,639
Dec-99               $ 13,999      $ 11,671      $ 14,544
Jan-00               $ 13,912      $ 11,699      $ 14,564
Feb-00               $ 14,059      $ 11,768      $ 14,771
Mar-00               $ 14,192      $ 11,866      $ 15,031
Apr-00               $ 14,192      $ 11,872      $ 14,989
May-00               $ 14,192      $ 11,879      $ 14,998
Jun-00               $ 14,462      $ 11,949      $ 15,265
Jul-00               $ 14,523      $ 11,970      $ 15,413
Aug-00               $ 14,717      $ 11,983      $ 15,641
Sep-00               $ 14,853      $ 12,046      $ 15,685
Oct-00               $ 14,945      $ 12,067      $ 15,836
Nov-00               $ 15,143      $ 12,074      $ 16,147
Dec-00               $ 15,364      $ 12,067      $ 16,469
Jan-01               $ 15,566      $ 12,143      $ 16,635
Feb-01               $ 15,690      $ 12,191      $ 16,825
Mar-01               $ 15,794      $ 12,219      $ 16,884
Apr-01               $ 15,778      $ 12,268      $ 16,711
May-01               $ 15,841      $ 12,323      $ 16,767
Jun-01               $ 15,904      $ 12,344      $ 16,844
Jul-01               $ 16,188      $ 12,309      $ 17,248
Aug-01               $ 16,345      $ 12,309      $ 17,462
Sep-01               $ 16,580      $ 12,365      $ 17,766
Oct-01               $ 16,832      $ 12,393      $ 18,224
Nov-01               $ 16,643      $ 12,372      $ 17,816
Dec-01               $ 16,565      $ 12,341      $ 17,661



Average Annual Total Returns as of 12/31/01(1)

CLASS 1 SHARES                                  1 Year    5 Year    Since Inception
                                                                     (May 6, 1993)

        U.S. Government Securities Fund(1)       7.79%     6.84%           6.00%
--------------------------------------------------------------------------------
        Lehman Brothers U.S. Government Index(2) 7.24%     7.40%           6.85%

--------------------------------------------------------------------------------

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Lehman Brothers U.S. Government Index represents all U.S. government agency and Treasury securities. For comparative purposes, the benchmark's performance is shown as of May 31, 1993 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

NOTE: Neither the principal of Government bond funds nor their yields are guaranteed by the U.S. Government. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey, who joined WM Advisors, Inc. in 1998 and has over 16 years banking and financial analysis experience, manages the U.S. Government Securities Fund. Mr. Sosey has a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley. He has extensive experience managing government and mortgage-backed securities.

PERFORMANCE REVIEW(1)

The U.S. GOVERNMENT SECURITIES FUND returned 7.79% for the 12-month period ended December 31, 2001. Interest rates decreased substantially throughout the period, which boosted the performance of the Fund since bond prices move in the opposite direction of yields.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Progressively weaker economic data, followed by uncertainty caused by the terrorist attacks of September 11th, led the Federal Reserve (the "Fed") to reduce the federal funds rate from 6.5% to 1.75% (475 basis points) in a series of 11 successive rate cuts beginning in January 2001. Interest rates fell much more dramatically at the short end as longer-term rates closed the period higher in response to potential economic improvements. Overall, the yield of the 2-year Treasury fell by more than 200 basis points, the 5-year Treasury by 67 basis points, and the 10-year Treasury bond by only 6 basis points. This helped boost performance during much of the year, adding to income earned by bond assets, particularly high-quality government and mortgage-backed securities. Immediately after September 11th, long-term rates fell significantly, as both the real and psychological impacts helped to weaken the outlook for the U.S. economy. However, this trend reversed late in the period and longer-term Treasury yields closed the period on an upswing.

Normally, in such an interest rate environment, mortgage-backed bonds underperform relative to Treasuries, because prepayments from refinancing activities are reinvested at already lower yields. However, mortgage-backed bonds performed very well on an absolute basis, contributing significantly to strong overall performance for the Fund. With the announcement of the discontinuation of the long-term 30-year Treasury bond in October, mortgage rates reached their lowest point in years, and expectations were for skyrocketing mortgage prepayments as people rushed to refinance their homes. The long-term effects of the 30-year bond being discontinued should not be too pronounced, but it does affect how bonds are priced and traded.

With regard to mortgage bonds, GNMAs began the period with strong performance in response to the expectations for a fiscal surplus and the proposed buyback of Treasuries by the U.S. Government. This trend reversed later in the period, as the prospects for a large fiscal surplus dwindled in response to significant economic weakness and the response to the terrorist attacks. However, because GNMAs are backed by the full faith and credit of the U.S. Government, they represent a viable investment alternative to Treasuries. The threat of restrictive legislation on FNMAs and FHLMCs has died down, and these bonds experienced strong relative performance when GNMAs cycled downward.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund benefited from its large position in agency bonds, which performed well during the period. These bonds performed well during October, reacting favorably to the dramatic drop in rates as they tend to be a little more sensitive to interest rate changes. We also looked to buy mortgages with higher coupons. These bonds have high prepayments assumptions already built in, which helps in an environment with very high housing turnover. During the period, we reduced the Fund's concentration in GNMA bonds and added to Treasuries and FHLMC issues.

At the close of the period, the securities in the Fund had an average maturity of approximately 4.9 years and duration (a measure of the Fund's sensitivity to changes in interest rates) of 3.6 years, which represented a decrease compared to last year. The average rating of the Fund's bond holdings is AAA equivalent, so the Fund continues to represent a high-quality option for the fixed-income investor.(4)

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We have positioned the Fund with an overweighting in mortgage-backed securities. This strategy should pay off should interest rates stabilize or increase. Mortgage bonds generally outperform the remainder of the fixed-income market when refinancing is not as attractive and the risk of pre-payment decreases.

The Fund benefited from its yield advantage as well as the strong performance of high-quality issues in this time of uncertainty and economic weakness. We expect that there will continue to be a premium placed on high-quality issues, but given expectations for a more normal housing market, we will pay careful attention to interest rate risk as economic conditions begin to improve. We do expect rates to increase as the economy comes off of its lows in 2001, but we have positioned the Fund to take advantage of a flatter yield curve, where the difference between long-term yields and short-term yields narrows. We do see the potential for economic improvement on the horizon, as the effects of lower interest rates begin to take hold and prospects for improved political and global security continue to surface.

[PORTFOLIO COMPOSITION GRAPH]

                PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2001(4)

                                                                 FHLMC 22%
                                                      Cash Equivalents  3%
                                                       U.S. Treasuries  7%

                                                    Agency Obligations 13%

                                                                  GNMA 14%

                                                                  FNMA 20%
                                                                  CMOs 21%

(4) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 12/31/01.

Income Fund


[GROWTH OF A $10,000 INVESTMENT (CLASS 1 SHARES)(1) GRAPH]


                     INCOME
                                                 LEH BROS
                                   Inflation       AGG
DATE                   Fund        Grth 10K       INDEX
----                 --------      ---------     --------
                     $ 10,000
May-93               $  9,950      $ 10,000      $ 10,000
Jun-93               $ 10,224      $ 10,014      $ 10,181
Jul-93               $ 10,284      $ 10,014      $ 10,239
Aug-93               $ 10,595      $ 10,042      $ 10,418
Sep-93               $ 10,590      $ 10,062      $ 10,446
Oct-93               $ 10,661      $ 10,104      $ 10,485
Nov-93               $ 10,489      $ 10,111      $ 10,396
Dec-93               $ 10,562      $ 10,111      $ 10,452
Jan-94               $ 10,766      $ 10,139      $ 10,593
Feb-94               $ 10,429      $ 10,173      $ 10,409
Mar-94               $ 10,010      $ 10,208      $ 10,152
Apr-94               $  9,844      $ 10,222      $ 10,070
May-94               $  9,782      $ 10,229      $ 10,069
Jun-94               $  9,735      $ 10,264      $ 10,047
Jul-94               $  9,999      $ 10,291      $ 10,247
Aug-94               $  9,957      $ 10,333      $ 10,260
Sep-94               $  9,735      $ 10,361      $ 10,109
Oct-94               $  9,693      $ 10,368      $ 10,100
Nov-94               $  9,693      $ 10,381      $ 10,077
Dec-94               $  9,703      $ 10,381      $ 10,147
Jan-95               $  9,917      $ 10,423      $ 10,348
Feb-95               $ 10,207      $ 10,465      $ 10,594
Mar-95               $ 10,271      $ 10,499      $ 10,659
Apr-95               $ 10,414      $ 10,534      $ 10,808
May-95               $ 11,097      $ 10,555      $ 11,226
Jun-95               $ 11,141      $ 10,576      $ 11,308
Jul-95               $ 11,006      $ 10,576      $ 11,283
Aug-95               $ 11,275      $ 10,603      $ 11,420
Sep-95               $ 11,432      $ 10,624      $ 11,531
Oct-95               $ 11,671      $ 10,659      $ 11,681
Nov-95               $ 11,887      $ 10,652      $ 11,856
Dec-95               $ 12,138      $ 10,645      $ 12,022
Jan-96               $ 12,126      $ 10,707      $ 12,101
Feb-96               $ 11,686      $ 10,742      $ 11,891
Mar-96               $ 11,559      $ 10,798      $ 11,807
Apr-96               $ 11,417      $ 10,839      $ 11,741
May-96               $ 11,394      $ 10,860      $ 11,718
Jun-96               $ 11,559      $ 10,867      $ 11,875
Jul-96               $ 11,583      $ 10,888      $ 11,907
Aug-96               $ 11,487      $ 10,908      $ 11,887
Sep-96               $ 11,739      $ 10,943      $ 12,093
Oct-96               $ 12,093      $ 10,978      $ 12,362
Nov-96               $ 12,324      $ 10,999      $ 12,573
Dec-96               $ 12,190      $ 10,999      $ 12,456
Jan-97               $ 12,165      $ 11,033      $ 12,495
Feb-97               $ 12,215      $ 11,068      $ 12,526
Mar-97               $ 12,016      $ 11,096      $ 12,387
Apr-97               $ 12,219      $ 11,110      $ 12,573
May-97               $ 12,333      $ 11,103      $ 12,692
Jun-97               $ 12,522      $ 11,117      $ 12,843
Jul-97               $ 13,063      $ 11,130      $ 13,190
Aug-97               $ 12,830      $ 11,151      $ 13,078
Sep-97               $ 13,075      $ 11,179      $ 13,272
Oct-97               $ 13,324      $ 11,207      $ 13,464
Nov-97               $ 13,402      $ 11,200      $ 13,526
Dec-97               $ 13,573      $ 11,186      $ 13,663
Jan-98               $ 13,746      $ 11,207      $ 13,837
Feb-98               $ 13,706      $ 11,227      $ 13,826
Mar-98               $ 13,746      $ 11,248      $ 13,873
Apr-98               $ 13,800      $ 11,269      $ 13,946
May-98               $ 14,003      $ 11,290      $ 14,078
Jun-98               $ 14,152      $ 11,304      $ 14,198
Jul-98               $ 14,126      $ 11,318      $ 14,227
Aug-98               $ 14,291      $ 11,331      $ 14,459
Sep-98               $ 14,707      $ 11,345      $ 14,798
Oct-98               $ 14,385      $ 11,373      $ 14,719
Nov-98               $ 14,567      $ 11,373      $ 14,803
Dec-98               $ 14,583      $ 11,366      $ 14,848
Jan-99               $ 14,726      $ 11,394      $ 14,953
Feb-99               $ 14,327      $ 11,408      $ 14,691
Mar-99               $ 14,465      $ 11,442      $ 14,772
Apr-99               $ 14,537      $ 11,526      $ 14,819
May-99               $ 14,333      $ 11,526      $ 14,689
Jun-99               $ 14,213      $ 11,526      $ 14,642
Jul-99               $ 14,183      $ 11,560      $ 14,581
Aug-99               $ 14,153      $ 11,588      $ 14,573
Sep-99               $ 14,295      $ 11,644      $ 14,742
Oct-99               $ 14,355      $ 11,664      $ 14,797
Nov-99               $ 14,311      $ 11,671      $ 14,795
Dec-99               $ 14,269      $ 11,671      $ 14,724
Jan-00               $ 14,223      $ 11,699      $ 14,676
Feb-00               $ 14,361      $ 11,768      $ 14,853
Mar-00               $ 14,588      $ 11,866      $ 15,049
Apr-00               $ 14,480      $ 11,872      $ 15,006
May-00               $ 14,404      $ 11,879      $ 14,998
Jun-00               $ 14,748      $ 11,949      $ 15,310
Jul-00               $ 14,889      $ 11,970      $ 15,450
Aug-00               $ 15,110      $ 11,983      $ 15,674
Sep-00               $ 15,182      $ 12,046      $ 15,772
Oct-00               $ 15,231      $ 12,067      $ 15,876
Nov-00               $ 15,455      $ 12,074      $ 16,137
Dec-00               $ 15,762      $ 12,067      $ 16,437
Jan-01               $ 16,103      $ 12,143      $ 16,705
Feb-01               $ 16,167      $ 12,191      $ 16,850
Mar-01               $ 16,225      $ 12,219      $ 16,934
Apr-01               $ 16,076      $ 12,268      $ 16,863
May-01               $ 16,158      $ 12,323      $ 16,964
Jun-01               $ 16,208      $ 12,344      $ 17,029
Jul-01               $ 16,654      $ 12,309      $ 17,410
Aug-01               $ 16,885      $ 12,309      $ 17,611
Sep-01               $ 16,836      $ 12,365      $ 17,815
Oct-01               $ 17,249      $ 12,393      $ 18,187
Nov-01               $ 17,116      $ 12,372      $ 17,936
Dec-01               $ 17,034      $ 12,341      $ 17,821


Average Annual Total Returns as of 12/31/01(1)

CLASS 1 SHARES                             1 Year    5 Year  Since Inception
                                                              (May 7, 1993)

Income Fund(1)                              8.08%     6.92%     6.35%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)     8.42%     7.43%     6.96%
================================================================================

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select variable annuity products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59-1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Lehman Brothers Aggregate Bond Index is unmanaged and represents all investment grade, government, corporate, mortgage, and asset-backed securities. For comparative purposes, the benchmark's performance is shown as of May 31, 1993 through December 31, 2001 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: There may be additional credit and default risks associated with lower rated securities. Neither the principal of Government bond funds nor their yields are guaranteed by the U.S. Government. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

PORTFOLIO MANAGER: GARY POKRZYWINSKI WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 16 years of asset management experience and has been with WM Advisors, Inc. for more than nine years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW(1)

The INCOME FUND returned 8.08% for the 12-month period ended December 31, 2001. Interest rates fell throughout much of the period, boosting the overall performance of the Fund.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Weak economic conditions, rising unemployment, and falling consumer confidence led the Federal Reserve (the "Fed") to aggressively reduce short-term interest rates throughout the 12-month period ended December 31, 2001. The Fed lowered the federal funds rate by 475 basis points (4.75%) to its lowest level in 40 years. With businesses suffering from falling profits and significantly less demand, many companies were forced to lay off a large number of workers and cut spending in an effort to reduce costs. As interest rates fell, prices of the bonds held by the Fund increased significantly, contributing to very strong results for the period. Additionally, as yields fell across all maturity levels, bond prices were pushed upward. Longer-term yields reversed course late in the period, closing the year higher in response to improving economic conditions.

Immediately after September 11th, there was a "flight to quality" and Treasuries outperformed corporate bonds due to the uncertain economic conditions. Investors bid up the prices of Treasury bonds faster than the prices of corporate bonds, and the difference in yield between the two segments of the market widened. However, performance was very strong across all bond sectors, and corporate bonds outperformed Treasuries at the close of year and now could be in a position to outperform in the coming months. Although Treasuries performed very well during the period, we limited our exposure, instead favoring corporate bond positions. We also benefited from solid performance in mortgage-backed positions, which performed well despite intensified refinancing activity caused by falling mortgage rates.

The high-yield segment of the Fund detracted from overall results early in the year. The high-yield sector is more economically sensitive than other areas of the fixed-income market, and thus was impacted more by the extremely weak economic conditions. Conversely, this area was the strongest performing fixed-income segment during the fourth quarter and could be poised in 2002 for strong performance as economic conditions continue to improve. The Fund was adversely affected by heightened weakness in the media/telecommunication services arena, as the bond holding in Winstar was hurt by a profound drop in capital spending. At the close of the period, more than 90% of the Fund was in investment-grade bonds, with select positions in high-yield bonds expected to provide the potential for some relative strength moving forward.(4)

Our overweighted position in the health care sector performed very well during the period. Positions such as Healthcare Properties and Nationwide Health provided very strong results, as the health care sector led the market. Although information technology companies were generally weak, our holdings did not perform as poorly as the overall sector.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

After the Fed started lowering interest rates in January, we positioned the Fund more aggressively in terms of credit quality by adding to corporate positions. Currently, the Fund has more than 70% of assets in corporate bond holdings, its largest concentration in quite some time. We sold some of our agency and Treasury bonds to take advantage of what turned out to be a prolonged and aggressive easing process by the Fed. Although we took a slow and methodical approach throughout the period, we expect this strategy to benefit the Fund as the economy recovers. We also maintained a slightly long maturity structure during the period, which helped performance due to falling interest rates. Longer-term bond prices generally respond more favorably to falling interest rates than short-term positions. However, we did maintain a position in shorter-term holdings that could provide some stability should interest rates increase.

As of December 31, 2001, the average maturity of the bonds in the Fund was 9.4 years and the duration (a measure of the Fund's sensitivity to changes in interest rates) was 5.8 years.

Toward the end of the period, we took advantage of some price weakness and added to holdings in the gaming sector. Overall, we maintained relatively consistent sector weightings throughout the period, taking advantage of strong bond performance across the board. Our position in UAL, the parent company of United Airlines, was initially hurt by the aftermath of the terrorist attacks. However, because it is collateralized by fleets of planes, we held onto the position and feel that it is still attractive on a long-term basis.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

If economic and interest rate conditions stabilize, we expect to see good relative performance from both corporate and mortgage bond positions. These types of investments can provide yield advantages as well as relative price strength in a stabilizing economy. Given aggressive monetary and fiscal stimulus, we expect economic conditions to improve in 2002 and have positioned the Fund accordingly. The low cost of capital should help the economic rebound going forward. A clearer worldwide political situation will, of course, help this process. Although economic strength could cause interest rates to increase somewhat, we feel that the complete lack of global inflationary pressures will limit interest rate risk -- a good sign for fixed-income investments. Considering the increased volatility in the equity markets, the INCOME FUND has provided a strong investment opportunity and has rewarded its shareholders with good results and limited relative risk.

[PORTFOLIO COMPOSITION GRAPH]

                PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2001(4)

                                                       Foreign Bonds  1%
                                                    Cash Equivalents  6%

                                                     U.S. Treasuries  7%

                                                    Mortgaged-Backed 16%

                                                     Corporate Bonds 70%

(4) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value as of 12/31/01. Differences from financial statements are a result of a consolidation of industries or sectors.

MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER: WM ADVISORS, INC.

The WM Advisors' fixed-income team currently manages the WM Money Market Fund. The team is led by Senior Portfolio Manager Gary Pokrzywinski and Portfolio Manager Brian Placzek. Mr. Pokrzywinski has over 16 years of asset management experience and has been with WM Advisors, Inc. for more than nine years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin. Mr. Placzek is a Chartered Financial Analyst with 17 years of experience with investments and financial analysis, and has a B.S. from Seattle University.

ECONOMIC OVERVIEW

Global economies slowed significantly in 2001, and many central banks began aggressively easing interest rates early in the period. As weak business spending and increased layoffs began taking their toll on the domestic economy, the Federal Reserve (the "Fed") began the easing process by lowering interest rates by 50 basis points (0.50%) on January 3, 2001. This was the first of 11 successive interest rate cuts during the period. The Fed dropped short-term rates to their lowest point in 40 years, and yields fell across the board. The prime rate has fallen to its lowest level since 1972, as the economy seems firmly entrenched in its first recession in 10 years. The unemployment rate jumped from 4.2% in January to 5.8% at the close of the period -- its highest level since 1995.

In addition to the aggressive monetary policy during the period, the U.S. Government attempted to spur economic growth with fiscal stimulus in the form of tax cuts and rebates. The economy was already in a significant slowdown period before the terrorist attacks on September 11th, but the situation was worsened by the ensuing blow to both consumer and business confidence.

The global and political uncertainty seems to be clearing somewhat and financial markets responded during the fourth quarter. While the U.S. economy still remains in recession, the potential for improving conditions has increased. We may continue to see volatility in markets and interest rates until significant signs of improvements in confidence and spending by both consumers and corporations gain momentum. Within a volatile market environment during much of 2001, the Money Market Fund provided stability of principal.

ECONOMIC AND INTEREST RATE OUTLOOK

The effects of the aggressive monetary easing have not yet been felt throughout the economy, but lower rates will help the economy to recover in 2002. Although the Fed may be near the end of their stimulus cycle, given a clearer global picture, U.S. economic output should begin to rebound and yields should also increase from their current low levels.

PORTFOLIO STRATEGY

At the close of the period, net assets in the Fund totaled over $28 million. As short-term interest rates dropped 475 basis points (4.75%) in the past year, the yield of the Fund also dropped significantly. However, the Fund remained a strong investment option given the increased volatility in global investment markets. During the period, we focused the Fund in securities with slightly longer maturities in an effort to stabilize the significant drop in yields. Currently, given our outlook for interest rates, we have begun to shorten up the average maturity of the Fund as the signs of a potential rebound continue to unfold.

Note: Principal is not guaranteed or insured by the U.S. Government, and yields will fluctuate with market conditions. There is no assurance they will maintain a stable unit value.

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

STATEMENTS of ASSETS and LIABILITIES

WM VARIABLE TRUST

DECEMBER 31, 2001

                                                             EQUITY        GROWTH &     GROWTH FUND                    MID CAP
                                                             INCOME         INCOME        OF THE         GROWTH         STOCK
                                                              FUND           FUND        NORTHWEST        FUND           FUND
                                                          ------------   ------------   -----------   ------------   -----------
ASSETS:
Investments, at value
   (See portfolio of investments)(a) ..................   $ 98,218,658   $319,074,705   $83,824,749   $166,070,480   $70,774,382
Cash ..................................................            405            866           120         42,761           982
Cash held as collateral for loaned securities
   (note 7) ...........................................      6,274,924             --            --      6,169,520            --
Unrealized appreciation of forward foreign
   currency contracts (See portfolio of investments) ..             --             --            --        129,340            --
Dividends and/or interest receivable ..................        361,712        232,383        71,489         80,956        39,604
Receivable for Fund shares sold .......................        149,905        291,104        78,597         76,265       139,972
Receivable for investment securities sold .............             --             --            --      1,769,372     1,773,793
Prepaid expenses ......................................            937          4,428           961          4,384           632
                                                          ------------   ------------   -----------   ------------   -----------
   Total Assets .......................................    105,006,541    319,603,486    83,975,916    174,343,078    72,729,365
                                                          ------------   ------------   -----------   ------------   -----------

LIABILITIES:
Payable upon return of securities loaned (note 7) .....      6,274,924             --            --      6,169,520            --
Unrealized depreciation of forward foreign currency
   contracts (See portfolio of investments) ...........             --             --            --         98,309            --
Variation margin ......................................             --             --            --             --            --
Payable for Fund shares redeemed ......................          2,640         57,849         3,717         73,582            50
Payable for investment securities purchased ...........             --             --            --        309,588            --
Investment advisory fee payable .......................         51,367        201,435        44,379        125,670        44,959
Distribution fees payable .............................             95              2             3              2           126
Accrued legal and audit fees ..........................         23,783         25,409        23,093         28,745        18,744
Accrued printing and postage expenses .................          9,890         30,011         8,690         16,292         7,502
Accrued expenses and other payables ...................          3,260          6,142         2,222          6,500         1,851
                                                          ------------   ------------   -----------   ------------   -----------
   Total Liabilities ..................................      6,365,959        320,848        82,104      6,828,208        73,232
                                                          ------------   ------------   -----------   ------------   -----------
NET ASSETS ............................................   $ 98,640,582   $319,282,638   $83,893,812   $167,514,870   $72,656,133
                                                          ============   ============   ===========   ============   ===========
   (a) Investments, at cost ...........................   $ 90,426,436   $284,420,928   $78,768,443   $158,803,876   $57,052,305
                                                          ============   ============   ===========   ============   ===========

See Notes to Financial Statements.

                                                             U.S.
 SMALL CAP         INTERNATIONAL       SHORT TERM         GOVERNMENT                              MONEY
   STOCK              GROWTH             INCOME           SECURITIES           INCOME             MARKET
    FUND               FUND               FUND               FUND               FUND               FUND
------------       ------------       ------------       ------------       ------------       ------------
$ 73,615,522       $ 48,931,197       $ 49,832,731       $136,517,671       $152,809,755       $ 28,793,804
         442                454                925                232                526                285
   8,237,260          1,305,078          9,228,901         13,608,747         24,590,723                 --

          --            363,304                 --                 --                 --                 --
      16,187             54,292            599,044          1,115,344          2,376,501             44,346
      58,747             29,113              2,694            127,455            115,574             36,653
     263,016                 --                 87                 --                 --                 --
       1,117                976                761              1,813              2,009                411
------------       ------------       ------------       ------------       ------------       ------------
  82,192,291         50,684,414         59,665,143        151,371,262        179,895,088         28,875,499
------------       ------------       ------------       ------------       ------------       ------------

   8,237,260          1,305,078          9,228,901         13,608,747         24,590,723                 --

          --             68,743                 --                 --                 --                 --
          --                 --             18,047                 --                 --                 --
      19,265              6,041              2,694              5,837              9,176             85,692
      41,652                 --                 --                 --                 --                 --
      52,751             81,552             21,170             57,804             65,151             10,861
          81                 --                  2                119                 66                 18
      24,224             25,198             23,337             23,094             22,940             21,894
       7,595              5,524              5,611             13,479             15,057              3,657
       2,620             14,417              2,772              4,580              4,749              1,607
------------       ------------       ------------       ------------       ------------       ------------
   8,385,448          1,506,553          9,302,534         13,713,660         24,707,862            123,729
------------       ------------       ------------       ------------       ------------       ------------
$ 73,806,843       $ 49,177,861       $ 50,362,609       $137,657,602       $155,187,226       $ 28,751,770
============       ============       ============       ============       ============       ============
$ 91,701,634       $ 53,421,443       $ 48,597,631       $132,851,919       $149,274,934       $ 28,793,804
============       ============       ============       ============       ============       ============




                       See Notes to Financial Statements.

WM VARIABLE TRUST

DECEMBER 31, 2001

                                                    EQUITY       GROWTH &       GROWTH FUND                      MID CAP
                                                    INCOME        INCOME          OF THE         GROWTH           STOCK
                                                     FUND          FUND          NORTHWEST        FUND            FUND
                                                 -----------   -------------    ------------  -------------    -----------
NET ASSETS CONSIST OF:
Undistributed net investment income/
   (distributions in excess of net
   investment income) ........................   $ 2,508,004   $   1,693,402    $   410,572   $     (31,112)   $   135,029
Accumulated net realized gain/(loss)
   on investment transactions ................       185,590     (13,669,660)       690,100     (81,558,095)     1,169,909
Net unrealized appreciation/(depreciation)
   of investments ............................     7,792,222      34,653,777      5,056,306       7,297,635     13,722,077
Paid-in capital ..............................    88,154,766     296,605,119     77,736,834     241,806,442     57,629,118
                                                 -----------   -------------   ------------   -------------    -----------
          Total Net Assets ...................   $98,640,582   $ 319,282,638    $83,893,812   $ 167,514,870    $72,656,133
                                                 ===========   =============    ===========   =============    ===========
NET ASSETS:
Class 1 Shares ...............................   $97,982,483   $ 319,171,116    $83,835,489   $ 167,483,418    $71,987,904
                                                 ===========   =============    ===========   =============    ===========

Class 2 Shares ...............................   $   658,099   $     111,522    $    58,323   $      31,452    $   668,229
                                                 ===========   =============    ===========   =============    ===========

SHARES OUTSTANDING:
Class 1 Shares ...............................     7,614,077      18,576,708      5,020,604      12,395,163      5,479,694
                                                 ===========   =============    ===========   =============    ===========
Class 2 Shares ...............................        51,148           6,491          3,493           2,328         50,891
                                                 ===========   =============    ===========   =============    ===========
CLASS 1 SHARES:
Net asset value, offering and redemption
   price per share of beneficial interest
   outstanding ...............................   $     12.87   $       17.18    $     16.70   $       13.51    $     13.14
                                                 ===========   =============    ===========   =============    ===========
CLASS 2 SHARES:
Net asset value, offering and redemption
   price per share of beneficial interest
   outstanding ...............................   $     12.87   $       17.18    $     16.70   $       13.51    $     13.13
                                                 ===========   =============    ===========   =============    ===========



                       See Notes to Financial Statements.

                                                       U.S.
  SMALL CAP      INTERNATIONAL     SHORT TERM       GOVERNMENT                           MONEY
    STOCK           GROWTH           INCOME         SECURITIES         INCOME            MARKET
    FUND             FUND             FUND             FUND             FUND              FUND
-------------    -------------    -------------    -------------    -------------    -------------
$          --    $     277,867    $   2,089,740    $   6,104,255    $   7,846,043    $      18,939

    1,682,556       (6,106,086)        (750,003)      (1,380,839)      (3,080,449)            (946)

  (18,086,112)      (4,196,043)       1,231,847        3,665,752        3,534,821               --
   90,210,399       59,202,123       47,791,025      129,268,434      146,886,811       28,733,777
-------------    -------------    -------------    -------------    -------------    -------------
$  73,806,843    $  49,177,861    $  50,362,609    $ 137,657,602    $ 155,187,226    $  28,751,770
=============    =============    =============    =============    =============    =============

$  73,367,313    $  49,177,830    $  50,342,592    $ 136,904,158    $ 154,825,553    $  28,562,569
=============    =============    =============    =============    =============    =============
$     439,530    $          31    $      20,017    $     753,444    $     361,673    $     189,201
=============    =============    =============    =============    =============    =============

    6,452,031        4,815,141       19,373,593       12,981,095       15,023,021       28,560,827
=============    =============    =============    =============    =============    =============
       38,674                3            7,704           71,441           35,096          189,226
=============    =============    =============    =============    =============    =============

$       11.37    $       10.21    $        2.60    $       10.55    $       10.31    $        1.00
=============    =============    =============    =============    =============    =============

$       11.36    $       10.21    $        2.60    $       10.55    $       10.31    $        1.00
=============    =============    =============    =============    =============    =============





                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WM VARIABLE TRUST

FOR THE YEAR ENDED DECEMBER 31, 2001

                                                              EQUITY      GROWTH &     GROWTH FUND                       MID CAP
                                                              INCOME       INCOME        OF THE           GROWTH          STOCK
                                                               FUND         FUND        NORTHWEST          FUND           FUND
                                                            ----------  ------------   -----------     ------------    ----------
INVESTMENT INCOME:
Dividends .............................................     $1,862,482  $  3,960,953    $ 781,465      $  1,227,388    $  474,722
Foreign withholding taxes .............................         (6,491)      (24,589)          --           (59,136)           --
Interest ..............................................      1,257,260       261,658       193,972          971,463       179,026
Securities lending income (note 7) ....................         10,292         1,437        16,435           88,895        12,865
                                                          ------------  ------------    ----------     ------------    ----------
          Total investment income......................      3,123,543     4,199,459       991,872        2,228,610       666,613
                                                          ------------  ------------    ----------     ------------    ----------
EXPENSES:
Investment advisory fee................................        489,771     2,373,210       482,810        1,891,454       483,125
 Custodian fees........................................          5,499        17,831         9,244           42,527         6,188
 Legal and audit fees .................................         25,991        19,814        24,669           20,934        19,523
 Registration and filing fees .........................            180            41             9               30           142
 Printing and postage expenses ........................         16,749        46,567        12,906           24,970        13,106
 Other ................................................         11,471        27,902         8,993           26,190         6,987
 Class 2 Shares distribution fees .....................            245             2             6                2           420
                                                          ------------  ------------    ----------     ------------    ----------
          Total expenses ..............................        549,906     2,485,367       538,637        2,006,107       529,491
 Fees reduced by custodian credits ....................           (491)         (122)         (409)          (4,112)         (136)
                                                          ------------  ------------    ----------     ------------    ----------
Net expenses...........................................        549,415     2,485,245       538,228        2,001,995       529,355
                                                          ------------  ------------    ----------     ------------    ----------
NET INVESTMENT INCOME/(LOSS) ..........................      2,574,128     1,714,214       453,644          226,615       137,258
                                                          ------------  ------------    ----------     ------------    ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment transactions....        164,826   (13,669,421)    1,036,726      (78,262,966)    1,467,666
Net change in unrealized appreciation/(depreciation)
  of investments.......................................      3,572,469       400,957     3,807,889       (6,657,793)    5,736,586
Net realized and unrealized gain/(loss) on
  investments..........................................      3,737,295   (13,268,464)    4,844,615      (84,920,759)    7,204,252
                                                          ------------  ------------    ----------     ------------    ----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................   $  6,311,423  $(11,554,250)   $5,298,259     $(84,694,144)   $7,341,510
                                                          ============  ============    ==========     ============    ==========

                       See Notes to Financial Statements.

                                                    U.S.
 SMALL CAP      INTERNATIONAL    SHORT TERM      GOVERNMENT                        MONEY
   STOCK            GROWTH         INCOME        SECURITIES        INCOME          MARKET
    FUND             FUND           FUND            FUND            FUND            FUND
------------    ------------    ------------    ------------    ------------    ------------
$    248,756    $    830,430    $         --    $         --    $         --    $         --
      (1,773)        (98,154)             --              --              --              --
      17,269          97,455       2,890,272       7,915,616      10,274,413         933,700
      96,342          41,428          17,894           6,667          59,664              --
------------    ------------    ------------    ------------    ------------    ------------
     360,594         871,159       2,908,166       7,922,283      10,334,077         933,700
------------    ------------    ------------    ------------    ------------    ------------

     611,039         534,074         228,433         614,419         713,108         104,245
      13,465          82,143           6,593          13,662          10,425           4,763
      25,089          22,290          21,101          21,614          20,939          22,372
         165               8               6              17              20               4
      12,940           7,605           7,522          19,009          22,738           5,111
       9,686          33,948          10,771          18,224          19,335           6,677
         259              --               2             138              75              20
------------    ------------    ------------    ------------    ------------    ------------
     672,643         680,068         274,428         687,083         786,640         143,192
        (199)            (58)           (328)         (1,748)           (139)           (417)
------------    ------------    ------------    ------------    ------------    ------------
     672,444         680,010         274,100         685,335         786,501         142,775
------------    ------------    ------------    ------------    ------------    ------------
    (311,850)        191,149       2,634,066       7,236,948       9,547,576         790,925
------------    ------------    ------------    ------------    ------------    ------------


   2,373,857      (5,136,917)            103         197,332         834,720             (54)

 (10,041,833)     (7,368,806)        924,846       1,562,564         452,661              --
------------    ------------    ------------    ------------    ------------    ------------

  (7,667,976)    (12,505,723)        924,949       1,759,896       1,287,381             (54)
------------    ------------    ------------    ------------    ------------    ------------

$ (7,979,826)   $(12,314,574)   $  3,559,015    $  8,996,844    $ 10,834,957    $    790,871
============    ============    ============    ============    ============    ============



                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

WM VARIABLE TRUST

FOR THE YEAR ENDED DECEMBER 31, 2001

                                                              EQUITY      GROWTH &     GROWTH FUND                     MID CAP
                                                              INCOME       INCOME        OF THE          GROWTH         STOCK
                                                               FUND         FUND        NORTHWEST         FUND           FUND
                                                            ----------  ------------   -----------    -------------   -----------


Net investment income/(loss)...........................    $ 2,574,128  $  1,714,214   $   453,644    $     226,615   $   137,258
Net realized gain/(loss) on investment transactions....        164,826   (13,669,421)    1,036,726      (78,262,966)    1,467,666
Net change in unrealized appreciation/(depreciation)
 of investments........................................      3,572,469       400,957     3,807,889       (6,657,793)    5,736,586
                                                           -----------  ------------   -----------    -------------   -----------
Net increase/(decrease) in net assets
 resulting from operations.............................      6,311,423   (11,554,250)    5,298,259      (84,694,144)    7,341,510
Distributions to shareholders from:
   Net investment income:
   Class 1 Shares......................................       (762,859)   (1,076,785)     (382,770)      (4,240,719)      (41,687)
   Class 2 Shares......................................           (754)           --            --               --           (29)
   Net realized gains on investments:
   Class 1 Shares......................................       (537,319)   (6,651,632)   (1,610,070)     (33,057,035)           --
   Class 2 Shares......................................           (537)           --            --               --            --
   Net increase/(decrease) in net assets from Fund
  share transactions:
   Class 1 Shares .....................................     46,227,296    28,462,438     9,223,544      (17,076,013)    8,007,851
   Class 2 Shares .....................................        659,111       111,361        57,889           31,316       631,364
                                                           -----------  ------------   -----------    -------------   -----------
Net increase/(decrease) in net assets..................     51,896,361     9,291,132    12,586,852     (139,036,595)   15,939,009

NET ASSETS:
Beginning of year .....................................     46,744,221   309,991,506    71,306,960      306,551,465    56,717,124
                                                           -----------  ------------   -----------    -------------   -----------
End of year............................................    $98,640,582  $319,282,638   $83,893,812    $ 167,514,870   $72,656,133
                                                           ===========  ============   ===========    =============   ===========

Undistributed net investment income/
  (distributions in excess of net investment
  income) at end of year ..............................    $ 2,508,004  $  1,693,402   $   410,572    $     (31,112)  $   135,029
                                                           ===========  ============   ===========    =============   ===========

                       See Notes to Financial Statements.

                                                                 U.S.
         SMALL CAP        INTERNATIONAL      SHORT TERM       GOVERNMENT                         MONEY
           STOCK             GROWTH            INCOME         SECURITIES        INCOME           MARKET
           FUND               FUND              FUND             FUND            FUND             FUND
       ------------       -------------      -----------      -----------     -----------     ------------

       $   (311,850)      $     191,149      $ 2,634,066      $ 7,236,948     $ 9,547,576     $    790,925
          2,373,857          (5,136,917)             103          197,332         834,720              (54)

        (10,041,833)         (7,368,806)         924,846        1,562,564         452,661               --
       ------------       -------------      -----------      -----------     -----------     ------------
         (7,979,826)        (12,314,574)       3,559,015        8,996,844      10,834,957          790,871


                 --            (442,562)        (645,081)      (1,670,132)     (2,296,785)        (795,417)
                 --                  --               --               --              --             (108)

        (14,231,677)         (4,792,087)              --               --              --               --
             (8,522)                 --               --               --              --               --


         13,325,629            (500,360)       3,949,603       20,730,219      18,783,230       10,302,577
            413,120                  30           19,990          752,835         361,258          189,226
       ------------       -------------      -----------      -----------     -----------     ------------
         (8,481,276)        (18,049,553)       6,883,527       28,809,766      27,682,660       10,487,149

         82,288,119          67,227,414       43,479,082      108,847,836     127,504,566       18,264,621
       ------------       -------------      -----------     ------------    ------------     ------------
       $ 73,806,843       $  49,177,861      $50,362,609     $137,657,602    $155,187,226     $ 28,751,770
       ============       =============      ===========     ============    ============     ============


       $         --       $     277,867      $ 2,089,740     $  6,104,255    $  7,846,043     $     18,939
       ============       =============      ===========     ============    ============     ============




                       See Notes to Financial Statements.
                                                                             35

WM VARIABLE TRUST
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              EQUITY       GROWTH &    GROWTH FUND                      MID CAP
                                                              INCOME        INCOME       OF THE          GROWTH         STOCK
                                                               FUND          FUND       NORTHWEST         FUND           FUND*
                                                          ------------  -------------  -----------   --------------   -----------


Net investment income/(loss)............................. $   783,457   $   1,058,055   $   397,252    $    (383,644) $    39,487
Net realized gain/(loss) on investment transactions......     513,621       6,659,383     1,313,709       34,913,275     (297,757)
Net change in unrealized appreciation/(depreciation)
  of investments.........................................   4,102,683         455,282    (2,170,498)    (121,379,733)   7,985,491
                                                          -----------   -------------   -----------    -------------  -----------
Net increase/(decrease) in net assets
  resulting from operations .............................   5,399,761       8,172,720      (459,537)     (86,850,102)   7,727,221

Distributions to Class 1 shareholders from:
  Net investment income .................................    (228,503)       (512,957)           --         (230,774)          --
  Net realized gains on investments......................          --     (10,880,943)     (299,451)     (89,169,016)          --
Net increase/(decrease) in net assets
  from Fund share transactions...........................  29,776,282     107,252,260    51,636,753      112,849,403   48,989,903
                                                          -----------   -------------   -----------    -------------  -----------
Net increase/(decrease) in net assets ...................  34,947,540     104,031,080    50,877,765      (63,400,489)  56,717,124

NET ASSETS:
Beginning of year........................................  11,796,681     205,960,426    20,429,195      369,951,954           --
                                                          -----------   -------------   -----------    -------------  -----------
End of year.............................................. $46,744,221   $ 309,991,506   $71,306,960    $ 306,551,465  $56,717,124
                                                          -----------   -------------   -----------    -------------  -----------
Undistributed net investment income/
  (distributions in excess of net investment
    income) at end of year .............................. $   778,180   $   1,055,973   $   396,767    $   3,434,293  $    39,487
                                                          -----------   -------------   -----------    -------------  -----------

-------------------
* The Mid Cap Stock Fund commenced operations on May 1, 2000.



                       See Notes to Financial Statements.
36

                                                                 U.S.
         SMALL CAP        INTERNATIONAL      SHORT TERM       GOVERNMENT                         MONEY
           STOCK             GROWTH            INCOME         SECURITIES        INCOME           MARKET
           FUND               FUND              FUND             FUND            FUND             FUND
       ------------       -------------      -----------     ------------    ------------     ------------

       $   (521,334)      $      81,078      $ 2,580,436     $  5,861,294    $  6,885,104     $  1,130,906
         14,401,095           4,281,665          (79,361)          71,290        (346,765)              --

        (28,105,174)        (20,186,397)         942,034        2,965,159       4,370,369               --
       ------------       -------------      -----------     ------------    ------------     ------------

        (14,225,413)        (15,823,654)       3,443,109        8,897,743      10,908,708        1,130,906


                 --          (1,833,211)      (2,591,477)      (5,799,989)     (6,745,225)      (1,130,906)
         (5,501,990)           (625,248)              --               --              --               --

         48,399,898          (1,122,959)     (10,516,932)      25,735,462      67,785,283      (12,839,971)
       ------------       -------------      -----------     ------------    ------------     ------------
         28,672,495         (19,405,072)      (9,665,300)      28,833,216      71,948,766      (12,839,971)

         53,615,624          86,632,486       53,144,382       80,014,620      55,555,800       31,104,592
       ------------       -------------      -----------     ------------    ------------     ------------
       $ 82,288,119)      $  67,227,414      $43,479,082     $108,847,836    $127,504,566     $ 18,264,621
       ============       =============      ===========     ============    ============     ============


       $         --       $    (182,551)     $    68,839     $     87,969    $    273,130     $     23,539
       ============       =============      ===========     ============    ============     ============


                       See Notes to Financial Statements.
                                                                             37

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM VARIABLE TRUST


                                                                                                               GROWTH FUND
                                               EQUITY INCOME FUND             GROWTH & INCOME FUND          OF THE NORTHWEST
                                           ---------------------------   ----------------------------  ---------------------------
                                             YEAR ENDED   YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED
                                              12/31/01      12/31/00        12/31/01       12/31/00       12/31/01      12/31/00
                                           -------------  ------------   -------------   ------------  -------------  ------------
AMOUNT
 CLASS 1
  Sold ..................................  $  48,545,812  $ 32,359,000   $  47,166,699   $121,775,083  $  13,359,745  $ 52,025,651
  Issued as reinvestment of dividends....      1,300,178       228,503       7,728,417     11,393,900      1,992,840       299,451
  Redeemed...............................     (3,618,694)   (2,811,221)    (26,432,678    (25,916,723)   (6,129,041)      (688,349)
                                           -------------  ------------   -------------   ------------  -------------  ------------
  Net increase/(decrease)................  $  46,227,296  $ 29,776,282   $  28,462,438   $107,252,260  $  9,223,544   $ 51,636,753
                                           =============  ============   =============   ============  ============   ============
 CLASS 2
  Sold...................................  $     763,650            --   $     111,374             --  $     57,924             --
  Issued as reinvestment of dividends....          1,291            --              --             --            --             --
  Redeemed...............................       (105,830)           --             (13)            --           (35)            --
                                           -------------                 -------------                 ------------
  Net increase...........................  $     659,111            --   $     111,361             --  $     57,889             --
                                           =============                 =============                 ============
SHARES
 CLASS 1
  Sold...................................      3,944,969     2,975,623       2,655,714      6,682,648       836,511      3,129,748
  Issued as reinvestment of dividends....        102,700        21,598         416,178        631,941       112,973         17,793
  Redeemed...............................       (293,519)     (260,532)     (1,497,409)    (1,398,998)     (381,925)       (43,423)
                                           -------------  ------------   -------------   ------------  ------------   ------------
  Net increase/(decrease) ...............      3,754,150     2,736,689       1,574,483      5,915,591       567,559      3,104,118
                                           =============  ============   =============   ============  ============   ============
 CLASS 2
  Sold...................................         59,976            --           6,492             --         3,495             --
  Issued as reinvestment of dividends....            102            --              --             --            --             --
  Redeemed...............................         (8,930)           --              (1)            --            (2)            --
                                           -------------                 -------------                 ------------
  Net increase...........................         51,148            --           6,491             --         3,493             --
                                           =============                 =============                 ============




                                                                                U.S. GOVERNMENT
                                             SHORT TERM INCOME FUND             SECURITIES FUND                INCOME FUND
                                           ---------------------------   ----------------------------  ---------------------------
                                             YEAR ENDED   YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED
                                              12/31/01      12/31/00        12/31/01       12/31/00       12/31/01      12/31/00
                                           -------------  ------------   -------------   ------------  -------------  ------------
AMOUNT
 CLASS 1
  Sold...................................  $  11,423,256  $  2,951,403   $  39,628,587   $ 37,163,860  $  36,392,045  $ 76,454,070
  Issued as reinvestment of dividends....        645,081     2,591,477       1,670,132      5,799,989      2,296,785     6,745,225
  Redeemed...............................     (8,118,734)  (16,059,812)    (20,568,500)   (17,228,387)   (19,905,600)  (15,414,012)
                                           -------------  ------------   -------------   ------------  -------------  ------------
  Net increase/(decrease)................  $   3,949,603  $(10,516,932)  $  20,730,219   $ 25,735,462  $  18,783,230  $ 67,785,283
                                           =============  ============   =============   ============  =============  ============
 CLASS 2
  Sold ..................................  $      20,000            --   $     837,926             --  $     361,748            --
  Issued as reinvestment of dividends....             --            --              --             --             --            --
  Redeemed ..............................            (10)           --         (85,091)            --           (490)           --
                                           -------------                 -------------                 -------------
  Net increase...........................  $      19,990            --   $     752,835             --  $     361,258            --
                                           =============                 =============                 =============
SHARES
 CLASS 1
  Sold...................................      4,483,394     1,228,318       3,821,998      3,833,911      3,624,626     8,115,707
  Issued as reinvestment of dividends....        261,166     1,081,181         165,688        598,183        232,233       712,270
  Redeemed...............................     (3,213,392)   (6,691,122)    ( 1,973,297)    (1,783,104)    (1,976,612)   (1,629,432)
                                           -------------  ------------   -------------   ------------  -------------  ------------
  Net increase/(decrease)................      1,531,168    (4,381,623)      2,014,389      2,648,990      1,880,247     7,198,545
                                           =============  ============   =============   ============  =============  ============
 CLASS 2
  Sold...................................          7,708            --          79,544             --         35,144           --
  Issued as reinvestment of dividends....             --            --              --             --             --           --
  Redeemed...............................             (4)           --          (8,103)            --            (48)          --
                                           -------------                 -------------                 -------------
  Net increase...........................          7,704            --          71,441             --         35,096           --
                                           =============                 =============                 =============

------------
(a) The Mid Cap Stock Fund commenced operations on May 1, 2000.


                       See Notes to Financial Statements.

        GROWTH  FUND                MID CAP STOCK FUND         SMALL CAP STOCK FUND        INTERNATIONAL GROWTH FUND
----------------------------    --------------------------  ---------------------------   ---------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED   PERIOD ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
  12/31/01        12/31/00        12/31/01    12/31/00(a)     12/31/01       12/31/00       12/31/01       12/31/00
------------    ------------    -----------   ------------  ------------   ------------   ------------   ------------
$ 13,497,236    $105,753,263    $11,536,889   $49,634,534   $ 12,470,294   $ 59,357,671   $  4,478,358   $ 22,030,581
  37,297,754      89,399,790         41,687            --     14,231,677      5,501,990      5,234,649      2,458,459
 (67,871,003)    (82,303,650)    (3,570,725)     (644,631)   (13,376,342)   (16,459,763)   (10,213,367)   (25,611,999)
------------    ------------    -----------   -----------   ------------   ------------   ------------   ------------
$(17,076,013)   $112,849,403    $ 8,007,851   $48,989,903   $ 13,325,629   $ 48,399,898   $   (500,360)  $ (1,122,959)
============    ============    ===========   ===========   ============   ============   ============   ============

$     31,328              --    $   642,970            --   $    411,480             --   $         30             --
          --              --             29            --          8,522             --             --             --
         (12)             --        (11,635)           --         (6,882)            --             --             --
------------                    -----------                 ------------                  ------------
$     31,316              --    $   631,364            --   $    413,120             --   $         30             --
============                    ===========                 ============                  ============

     761,973       3,054,282        948,931     4,891,339      1,266,869      2,863,888        374,307      1,405,635
   2,371,122       3,079,566          3,182            --      1,125,034        274,825        478,487        150,181
  (4,073,741)     (2,397,980)      (303,050)      (60,708)    (1,072,954)      (808,708)      (963,192)    (1,545,005)
------------    ------------    -----------   -----------   ------------   ------------   ------------   ------------
    (940,646)      3,735,868        649,063     4,830,631      1,318,949      2,330,005       (110,398)        10,811
============    ============    ===========   ===========   ============   ============   ============   ============

       2,329              --         51,822            --         38,684             --              3             --
          --              --              2            --            674             --             --             --
          (1)             --           (933)           --           (684)            --             --             --
------------                    -----------                 ------------                  ------------
       2,328              --         50,891            --         38,674             --              3             --
============                    ===========                 ============                  ============


      MONEY MARKET FUND
-----------------------------
 YEAR ENDED        YEAR ENDED
  12/31/01          12/31/00
------------      ------------
$ 28,066,597      $ 38,640,939
     795,417         1,126,527
 (18,559,437)      (52,607,437)
------------      ------------
$ 10,302,577      $(12,839,971)
============      ============

$    189,527                --
         108                --
        (409)               --
------------
     189,226                --
============

  28,066,597        38,640,939
     795,417         1,126,527
 (18,559,437)      (52,607,437)
------------      ------------
  10,302,577       (12,839,971)
============      ============

     189,527                --
         108                --
        (409)               --
------------
     189,226                --
============


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                     INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                ------------------------------------------    ----------------------------------------
                                                NET REALIZED                              DISTRIBUTIONS
                                                    AND                       DIVIDENDS       FROM
                 NET ASSET         NET           UNREALIZED                      FROM          NET                       NET ASSET
                   VALUE,       INVESTMENT          GAIN/       TOTAL FROM       NET         REALIZED                      VALUE,
                BEGINNING OF     INCOME/         (LOSS) ON      INVESTMENT    INVESTMENT     CAPITAL        TOTAL         END OF
                   PERIOD        (LOSS)          INVESTMENTS    OPERATIONS      INCOME        GAINS      DISTRIBUTIONS    PERIOD
                ------------    ----------      ------------    ----------    ----------  -------------  -------------   ---------
EQUITY INCOME FUND

CLASS 1
12/31/01          $12.11        $0.42(5)(6)       $ 0.54(6)        $ 0.96       $(0.12)       $(0.08)       $(0.20)       $12.87
12/31/00           10.50         0.36(5)            1.42             1.78        (0.17)           --         (0.17)        12.11
12/31/99           10.27         0.33(5)           (0.07)(8)         0.26        (0.03)           --         (0.03)        10.50
12/31/98(3)        10.00         0.16(5)            0.14             0.30        (0.03)           --         (0.03)        10.27


CLASS 2
12/31/01(4)       $12.64        $0.22(5)(6)       $ 0.21(6)        $ 0.43       $(0.12)       $(0.08)       $(0.20)       $12.87

GROWTH & INCOME FUND

CLASS 1
12/31/01          $18.23        $0.09             $(0.70)          $(0.61)      $(0.06)       $(0.38)       $(0.44)       $17.18
12/31/00           18.58         0.07(5)            0.37             0.44        (0.04)        (0.75)        (0.79)        18.23
12/31/99           16.97         0.06(5)            2.93             2.99        (0.04)        (1.34)        (1.38)        18.58
12/31/98           16.92         0.06               2.97             3.03        (0.09)        (2.89)        (2.98)        16.97
12/31/97           14.29         0.06               3.90             3.96        (0.10)        (1.23)        (1.33)        16.92


CLASS 2
12/31/01(4)       $16.59       $ 0.00(7)          $ 0.59(8)        $ 0.59       $   --        $   --        $   --        $17.18

GROWTH FUND OF THE NORTHWEST

CLASS 1
12/31/01          $16.01       $ 0.10(5)          $ 1.03           $ 1.13       $(0.09)       $(0.35)       $(0.44)       $16.70
12/31/00           15.14        (0.13)(5)           0.84             0.97           --         (0.10)        (0.10)        16.01
12/31/99           10.94        (0.00)(7)           4.37             4.37        (0.00)(7)     (0.17)        (0.17)        15.14
12/31/98(3)        10.00         0.00(7)            0.94             0.94           --            --            --         10.94


CLASS 2
12/31/01(4)       $15.52       $ 0.01(5)          $ 1.17           $ 1.18       $   --        $   --        $   --        $16.70

GROWTH FUND

CLASS 1
12/31/01          $22.99       $ 0.02)(5)         $(6.24)          $(6.22)      $(0.37)       $(2.89)       $(3.26)       $13.51
12/31/00           38.54        (0.03)(5)          (6.61)           (6.64)       (0.02)        (8.89)        (8.91)        22.99
12/31/99           22.36        (0.19)             19.89            19.70           --         (3.52)        (3.52)        38.54
12/31/98           15.41        (0.09)              8.81             8.72        (0.07)        (1.70)        (1.77)        22.36
12/31/97           16.01         0.07               1.60             1.67        (0.02)        (2.25)        (2.27)        15.41


CLASS 2
12/31/01(4)       $12.81       $(0.00)(5)(7)      $ 0.70(8)        $ 0.70       $   --        $   --        $   --        $13.51

                       See Notes to Financial Statements.

40

                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                RATIO OF OPERATING
                                                                                                                EXPENSES TO AVERAGE
                                                                                                                NET ASSETS WITHOUT
                                                                                                                   FEE WAIVERS,
                                                RATIO OF            RATIO OF NET                                EXPENSES REIMBURSED
                                                OPERATING            INVESTMENT                                     AND/OR FEES
                         NET ASSETS,            EXPENSES            INCOME/(LOSS)                               REDUCED BY CREDITS
                        END OF PERIOD          TO AVERAGE            TO AVERAGE               PORTFOLIO           ALLOWED BY THE
TOTAL RETURN(1)          (IN 000'S)           NET ASSETS(2)          NET ASSETS             TURNOVER RATE           CUSTODIAN
---------------         -------------         -------------         -------------           -------------       -------------------
           7.92%            $97,982               0.70%                  3.29%(6)                 15%               0.70%
          17.19%             46,744               0.98%                  3.31%                    40%               0.99%
           2.49%             11,797               1.17%                  3.22%                    25%               1.19%
           3.02%              2,586               1.50%(9)               2.26%(9)                 28%               2.49%(9)



           3.40%            $   658               0.94%(9)               3.05%(6)(9)              15%               0.94%(9)




          (3.51)%          $319,171               0.78%                  0.54%                    25%               0.78%
           2.36%            309,992               0.97%                  0.39%                    31%               0.97%
          18.11%            205,960               1.05%                  0.34%                    38%               1.05%
          18.98%            125,295               1.06%                  0.37%                    78%               1.06%
          28.50%            101,794               1.08%                  0.55%                   109%               1.08%



           3.56%            $   112               1.03%(9)               0.29%(9)                 25%               1.03%(9)




           6.88%            $83,835               0.70%                  0.59%                    19%               0.70%
           6.30%             71,307               0.91%                  0.76%                    33%               0.91%
          40.37%             20,429               1.27%                 (0.02)%                   36%               1.28%
           9.40%              2,313               1.50%(9)               0.03%(9)                 28%               2.76%(9)



           7.60%            $    58               0.95%(9)               0.34%(9)                 19%               0.95%(9)




         (29.05)%          $167,483               0.94%                  0.11%                    92%               0.94%
         (22.04)%           306,551               1.10%                 (0.10)%                   83%               1.11%
          97.09%            369,952               1.15%                 (0.78)%                  129%               1.15%
          59.04%            162,967               1.16%                 (0.55)%                  112%               1.17%
          11.24%            121,766               1.18%                  0.07%                   158%               1.19%



           5.46%            $    31               1.19%(9)            (0.14)%(9)                  92%               1.19%(9)

                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                               INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                            -----------------------------------------   --------------------------------------------
                NET ASSET                  NET REALIZED                                DISTRIBUTIONS
                  VALUE,                   AND UNREALIZED  TOTAL FROM   DIVIDENDS FROM      FROM                          NET
               BEGINNING OF NET INVESTMENT  GAIN/(LOSS)ON  INVESTMENT   NET INVESTMENT    NET REALIZED     TOTAL      ASSET VALUE,
                  PERIOD    INCOME/(LOSS)  INVESTMENTS     OPERATIONS       INCOME       CAPITAL GAINS  DISTRIBUTIONS END OF PERIOD
               -----------  -------------- -----------    -----------   -------------   -------------- ------------- ---------------
MID CAP STOCK FUND

CLASS 1
12/31/01          $11.74        $0.03(5)       $1.38          $1.41       $(0.01)             $--          $(0.01)       $13.14
12/31/00(10)       10.00         0.01(5)        1.73           1.74           --               --              --         11.74

CLASS 2
12/31/01(4)       $12.35       $(0.00)(5)(7)   $0.79          $0.79       $(0.01)             $--          $(0.01)       $13.13

SMALL CAP STOCK

CLASS 1
12/31/01          $16.03       $(0.06)(5)     $(1.69)        $(1.75)      $   --           $(2.91)         $(2.91)       $11.37
12/31/00           19.13        (0.10)         (1.65)         (1.75)          --            (1.35)          (1.35)        16.03
12/31/99           14.59        (0.10)(5)       8.07           7.97           --            (3.43)          (3.43)        19.13
12/31/98           15.63        (0.07)          1.21           1.14           --            (2.18)          (2.18)        14.59
12/31/97           14.70        (0.03)          1.80           1.77           --            (0.84)          (0.84)        15.63

CLASS 2
12/31/01(4)       $14.41       $(0.05)(5)     $(0.09)        $(0.14)      $   --           $(2.91)         $(2.91)       $11.36

INTERNATIONAL GROWTH FUND

CLASS 1
12/31/01          $13.65        $0.04         $(2.39)        $(2.35)      $(0.09)          $(1.00)         $(1.09)       $10.21
12/31/00           17.63         0.02(5)       (3.42)         (3.40)       (0.43)           (0.15)          (0.58)        13.65
12/31/99           11.61         0.12           5.91           6.03        (0.01)              --           (0.01)        17.63
12/31/98           12.26         0.07(5)        0.64           0.71        (0.72)           (0.64)          (1.36)        11.61
12/31/97           13.02         0.71          (0.97)         (0.26)       (0.26)           (0.24)          (0.50)        12.26

CLASS 2
12/31/01(4)        $9.78        $0.00(7)       $0.43(8)       $0.43       $   --              $--             $--        $10.21

SHORT TERM INCOME FUND

CLASS 1
12/31/01           $2.44        $0.15(5)(6)    $0.05(6)       $0.20       $(0.04)             $--          $(0.04)        $2.60
12/31/00            2.39         0.14           0.05           0.19        (0.14)              --           (0.14)         2.44
12/31/99            2.44         0.12          (0.05)          0.07        (0.12)              --           (0.12)         2.39
12/31/98            2.43         0.12           0.01           0.13        (0.12)              --           (0.12)         2.44
12/31/97            2.43         0.14           0.00(7)        0.14        (0.14)              --           (0.14)         2.43

CLASS 2
12/31/01(4)        $2.60        $0.02(5)(6)   $(0.02)(6)(8)   $0.00(7)    $   --              $--             $--         $2.60


                     See Notes to Financial Statements.

                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                  -------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF OPERATING
                                                                                                    EXPENSES TO AVERAGE
                                                                                                     NET ASSETS WITHOUT
                                                                                                    FEE WAIVERS, EXPENSES
                                                                                                   REIMBURSED AND/OR FEES
                  NET ASSETS,        RATIO OF                RATIO OF NET                            REDUCED BY CREDITS
                 END OF PERIOD   OPERATING EXPENSES     INVESTMENT INCOME/(LOSS) TO    PORTFOLIO        ALLOWED BY THE
TOTAL RETURN(1)    (IN 000'S)  TO AVERAGE NET ASSETS(2)     AVERAGE NET ASSETS       TURNOVER RATE       CUSTODIAN
--------------   ------------  -----------------------  ---------------------------  ------------- ----------------------
  11.99%             $71,988            0.82%                    0.21%                     30%           0.82%
  17.40%              56,717            1.04%(9)                 0.14%(9)                  13%           1.04%(9)

   6.38%             $   668            1.07%(9)                (0.04)%(9)                 30%           1.07%(9)


 (12.73)%            $73,367            0.95%                   (0.44)%                    46%           0.95%
 (10.58)%             82,288            1.11%                   (0.61)%                    49%           1.11%
  71.09%              53,616            1.19%                   (0.75)%                    52%           1.19%
   8.09%              44,380            1.19%                   (0.48)%                   108%           1.20%
  12.59%              45,362            1.20%                   (0.58)%                   116%           1.21%

  (3.00)%            $   440            1.20%(9)                (0.69)%(9)                 46%           1.20%(9)


 (17.78)%            $49,178            1.19%                    0.33%                     34%           1.19%
 (19.84)%             67,227            1.31%                    0.11%                     40%           1.31%
  51.96%              86,632            1.39%                    0.87%                    161%           1.40%
   5.20%              60,360            1.36%                    0.61%                    118%           1.48%
  (2.64)%             49,636            1.35%                    0.52%                     84%           1.36%

   4.40%             $     0(11)        1.40%(9)                 0.12%(9)                  34%           1.40%(9)


   8.15%             $50,343            0.60%                    5.77%(6)                  44%           0.60%
   8.23%              43,479            0.80%                    5.66%                     17%           0.81%
   2.89%              53,144            0.80%                    5.26%                     42%           0.81%
   5.28%              37,399            0.85%                    5.45%                     27%           0.89%
   5.90%              11,944            1.00%                    6.04%                     43%           1.03%

   0.00%             $    20            0.85%(9)                 5.52%(6)(9)               44%           0.85%(9)



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                           INCOME FROM INVESTMENT OPERATIONS
                                    ------------------------------------------------
                                                     NET REALIZED
                   NET ASSET VALUE,                 AND UNREALIZED       TOTAL FROM        DIVIDENDS FROM
                    BEGINNING OF    NET INVESTMENT  GAIN/(LOSS) ON       INVESTMENT         NET INVESTMENT   NET ASSET VALUE,
                       PERIOD          INCOME         INVESTMENTS         OPERATIONS            INCOME        END OF PERIOD
                   ---------------  -------------   --------------       -----------       ---------------   ---------------
U.S. GOVERNMENT SECURITIES FUND

CLASS 1
12/31/01               $ 9.93        $0.61(5)(6)       $0.16(6)               $0.77                 $(0.15)       $10.55
12/31/00                 9.62         0.62(5)           0.29                   0.91                  (0.60)         9.93
12/31/99                10.11         0.54             (0.49)                  0.05                  (0.54)         9.62
12/31/98                10.04         0.63              0.06                   0.69                  (0.62)        10.11
12/31/97                 9.77         0.63              0.26                   0.89                  (0.62)        10.04

CLASS 2
12/31/01(4)             $10.70       $0.09(5)(6)      $(0.24)(6)(8)          $(0.15)                   $--        $10.55

INCOME FUND

CLASS 1
12/31/01               $ 9.70        $0.67(5)(6)       $0.11(6)               $0.78                 $(0.17)       $10.31
12/31/00                 9.35         0.65(5)           0.30                   0.95                  (0.60)         9.70
12/31/99                10.24         0.67             (0.89)                 (0.22)                 (0.67)         9.35
12/31/98                10.19         0.70              0.04                   0.74                  (0.69)        10.24
12/31/97                 9.82         0.70              0.37                   1.07                  (0.70)        10.19

CLASS 2
12/31/01(4)            $10.45        $0.10(5)(6)      $(0.24)(6)(8)          $(0.14)                   $--        $10.31

MONEY MARKET FUND

CLASS 1
12/31/01               $ 1.00        $0.036            $(0.000)(12)           $0.036                $(0.036)      $1.00
12/31/00                 1.00         0.056                 --                 0.056                 (0.056)       1.00
12/31/99                 1.00         0.045             (0.000)(12)            0.045                 (0.045)       1.00
12/31/98                 1.00         0.049             (0.000)(12)            0.049                 (0.049)       1.00
12/31/97                 1.00         0.049              0.000(12)             0.049                 (0.049)       1.00

CLASS 2
12/31/01(4)            $ 1.00        $0.002            $(0.000)(12)           $0.002                $(0.002)      $1.00


                       See Notes to Financial Statements.

                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL TO DATA
                    ---------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF OPERATING
                                                                                            EXPENSES TO AVERAGE       RATIO OF
                                                                                            NET ASSETS WITHOUT FEE    OPERATING
                                                                                              WAIVERS, EXPENSES       EXPENSES
                                                                                            REIMBURSED AND/OR FEES    TO AVERAGE
                     NET ASSETS,         RATIO OF              RATIO OF NET                    REDUCED BY CREDITS    NET ASSETS
                    END OF PERIOD   OPERATING EXPENSES      INVESTMENT INCOME TO   PORTFOLIO    ALLOWED BY THE   INCLUDING INTEREST
TOTAL RETURN(1)      (IN 000'S)    TO AVERAGE NET ASSETS(2)  AVERAGE NET ASSETS  TURNOVER RATE    CUSTODIAN             EXPENSE
--------------      -------------  -----------------------  -------------------- ------------ -----------------   -----------------

  7.79%              $ 136,904           0.56%                     5.89%(6)            31%          0.56%               --
  9.73%                108,848           0.76%                     6.35%               10%          0.76%               --
  0.51%                 80,015           0.83%                     6.02%               15%          0.83%               --
  7.03%                 41,914           0.89%                     5.85%               22%          1.03%             1.02%
  9.42%                 61,656           0.90%                     6.28%              194%          0.91%             1.54%

(1.40)%               $    753           0.81%(9)                  5.64%(6)(9)         31%          0.81%(9)            --


  8.08%               $ 154,826          0.55%                     6.69%(6)            33%          0.55%               --
 10.45%                 127,505          0.74%                     6.81%                2%          0.75%               --
(2.16)%                  55,556          0.85%                     6.84%               12%          0.85%               --
  7.45%                  49,654          0.96%                     6.69%                4%          0.96%               --
 11.35%                  51,670          0.96%                     6.95%               36%          0.96%               --


(1.34)%                $    362          0.80%(9)                  6.44%(6)(9)         33%          0.80%(9)            --


  3.68%             $    28,563          0.62%                     3.41%               --           0.62%               --
  5.79%                  18,265          0.76%                     5.57%               --           0.78%               --
  4.56%                  31,105          0.71%                     4.47%               --           0.78%               --
  5.01%                  31,862          0.65%                     4.90%               --           0.81%               --
  4.99%                  32,864          0.75%                     4.88%               --           0.85%               --

  0.22%                $    189          0.87%(9)                  3.16%(9)            --           0.87%(9)            --


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3) The Equity Income Fund and the Growth Fund of the Northwest commenced operations on April 28, 1998.

(4) All Funds commenced selling Class 2 shares on November 6, 2001, with the exception of the Equity Income, Mid Cap Stock and Small Cap Stock Funds which commenced selling Class 2 shares on May 1, 2001.

(5)     Per share numbers have been calculated using the average shares method.

(6) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the investment income per share, net realized and unrealized gain/(loss) per share and the ratio of net investment income to average net assets is as follows (note
        2):


                                                          INCREASE
                                        (DECREASE)       NET REALIZED          (DECREASE)
                                      NET INVESTMENT    AND UNREALIZED        RATIO OF NET
                                          INCOME          GAIN/(LOSS)      INVESTMENT INCOME TO
NAME OF FUND                            PER SHARE         PER SHARE         AVERAGE NET ASSETS
------------                          --------------    --------------     --------------------
Equity Income Fund .................... $ (0.00)*         $ 0.00*                (0.00)%*
Short Term Income Fund ................   (0.00)*           0.00*                (0.06)%
U.S. Government Securities Fund .......   (0.01)            0.01                 (0.17)%
Income Fund ...........................   (0.01)            0.01                 (0.04)%

------------------------

*       Amount represents less than $0.01 per share.

(7)     Amount represents less than $0.01 per share.

(8) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.

(9)     Annualized.

(10)    The Mid Cap Stock Fund commenced operations on May 1, 2000.

(11)    Amount represents less than $1,000.

(12)    Amount represents less than $0.001 per share.


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

EQUITY INCOME FUND

DECEMBER 31, 2001

SHARES                                               VALUE
------                                             ---------
COMMON STOCKS - 67.0%
CONSUMER DISCRETIONARY - 7.8%
AUTOS/PARTS - 2.0%
9,000   General Motors Corporation ...............$  437,400
41,900  Genuine Parts ............................ 1,537,730
                                                  ----------
        Company .................................. 1,975,130
                                                  ----------

LEISURE - 2.9%
55,300  Carnival Corporation ..................... 1,552,824
72,900  Mattel Inc ............................... 1,253,880
                                                  ----------
                                                   2,806,704
                                                  ----------

RETAIL STORES - 2.9%
36,400  May Department Stores Company ............ 1,346,072
56,500  Penney (J.C.)Company Inc. ................ 1,519,850
                                                  ----------
                                                   2,865,922
                                                  ----------
        Total Consumer Discretionary ............. 7,647,756
                                                  ----------

CONSUMER STAPLES - 6.2%
FOODS & FOOD/DRUG RETAIL - 3.5%
19,600  Albertson's Inc. .........................   617,204
49,000  ConAgra Foods Inc. ....................... 1,164,730
11,000  Hershey Foods Corporation ................   744,700
43,000  Supervalu Inc. ...........................   951,160
                                                  ----------
                                                   3,477,794
                                                  ----------

HOUSEHOLD/PERSONAL CARE PRODUCTS - 2.7%
23,700  Clorox Company ...........................   937,335
21,900  Procter & Gamble Company ................. 1,732,947
                                                  ----------
                                                   2,670,282
                                                  ----------
        Total Consumer Staples ................... 6,148,076
                                                  ----------

ENERGY - 7.1%
OIL & GAS - 6.4%

14,000  Ashland Inc. .............................   645,120
23,300  BP Amoco PLC, Sponsored ADR .............. 1,083,683
11,242  ChevronTexaco Corporation ................ 1,007,395
14,080  Phillips Petroleum Company ...............   848,461
27,300  Repsol, Sponsored ADR ....................   396,669
20,500  Royal Dutch Petroleum Company ............ 1,004,910
15,000  Ultramar Diamond Shamrock Corporation ....   742,200
16,400  Unocal Corporation .......................   591,548
                                                  ----------
                                                   6,319,986
                                                  ----------

OIL SERVICES - 0.7%
12,000  Schlumberger Ltd. ........................   659,400
                                                  ----------
        Total Energy ............................. 6,979,386
                                                  ----------

FINANCIALS - 14.2%
BANKS/SAVINGS & LOANS - 8.7%
23,800  Bank of America Corporation .............$ 1,498,210
30,300  Citigroup Inc. ..........................  1,529,544
25,900  FleetBoston Financial Corporation .......    945,350
26,700  J.P. Morgan Chase & Company .............    970,545
16,400  PNC Financial Services Group ............    921,680
39,700  U.S. Bancorp ............................    830,921
28,500  Wachovia Corporation ....................    893,760
22,900  Wells Fargo & Company ...................    995,005
                                                  ----------
                                                   8,585,015
                                                  ----------

FINANCIAL SERVICES - 4.1%
14,600  Fannie Mae ............................... 1,160,700
27,600  Franklin Resources Inc. ..................   973,452
13,000  Morgan Stanley Dean Witter & Company .....   727,220
34,600  Price (T. Rowe) Group Inc. ............... 1,201,658
                                                  ----------
                                                   4,063,030
                                                  ----------

INSURANCE - 1.4%
39,700  Allstate Corporation ....................  1,337,890
                                                  ----------
        Total Financials ........................ 13,985,935
                                                  ----------

HEALTH CARE - 6.7%
HEALTH CARE PRODUCTS - 6.7%

17,900  Abbott Laboratories .......................  997,925
27,500  Becton Dickinson & Company ................  911,625
13,000  Bristol-Myers Squibb Company ..............  663,000
11,600  Johnson & Johnson .........................  685,560
19,400  Merck & Company Inc. ......................1,140,720
30,000  Mylan Laboratories Inc. ...................1,125,000
30,900  Schering-Plough Corporation ...............1,106,529
                                                  ----------
        Total Health Care .........................6,630,359
                                                  ----------

INDUSTRIALS - 4.1%
AEROSPACE/DEFENSE - 1.2%
13,000  Boeing Company ............................  504,140
9,100   General Dynamics Corporation ..............  724,724
                                                  ----------
                                                   1,228,864
                                                  ----------

DIVERSIFIED MANUFACTURING - 2.2%
18,400  Crane Company .............................  471,776
49,400  Honeywell International Inc. ..............1,670,708
                                                  ----------
                                                   2,142,484
                                                  ----------

ELECTRICAL EQUIPMENT - 0.7%
12,300  Emerson Electric Company ..................  702,330
                                                  ----------
        Total Industrials .........................4,073,678
                                                  ----------


                       See Notes to Financial Statements.

EQUITY INCOME FUND

DECEMBER 31, 2001

SHARES                                                                                  VALUE
------                                                                               -----------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - 5.9%
COMMUNICATIONS EQUIPMENT - 1.3%
     84,000      Motorola Inc. ................................................      $ 1,261,680
                                                                                       ---------

COMPUTER SOFTWARE/SERVICES - 1.3%
     38,500      Computer Associates International Inc. .......................        1,327,865
                                                                                       ---------

COMPUTER SYSTEMS - 3.3%
     52,600      Diebold Inc. .................................................        2,127,144
     55,300      Hewlett-Packard Company ......................................        1,135,862
                                                                                       ---------
                                                                                       3,263,006
                                                                                       ---------
                 Total Information Technology .................................        5,852,551
                                                                                       ---------

MATERIALS - 3.8%
BASIC INDUSTRY - 3.8%
     29,200      Alcoa Inc. ...................................................        1,038,060
     24,600      Bemis Company, Inc. ..........................................        1,209,828
     15,000      Dow Chemical Company .........................................          506,700
     11,700      E.I. Du Pont de Nemours and Company ..........................          497,367
      9,500      PPG Industries, Inc. .........................................          491,340
                                                                                       ---------
                 Total Materials ..............................................        3,743,295
                                                                                       ---------

TELECOMMUNICATION SERVICES - 4.5%
UTILITIES/TELECOMMUNICATIONS - 4.5%
     20,400      Alltel Corporation ...........................................        1,259,292
     38,300      AT&T Corporation .............................................          694,762
     32,800      SBC Communications Inc. ......................................        1,284,776
     24,600      Verizon Communications Inc. ..................................        1,167,516
                                                                                       ---------
                 Total Telecommunication Services .............................        4,406,346
                                                                                       ---------

UTILITIES - 6.7%
UTILITIES/GAS & ELECTRIC - 6.7%
     29,500      Duke Energy Corporation ......................................        1,158,170
     35,000      El Paso Corporation ..........................................        1,561,350
     25,000      FPL Group, Inc. ..............................................        1,410,000
     36,400      NiSource Inc. ................................................          839,384
     18,200      Pinnacle West Capital Corporation ............................          761,670
     34,600      Southern Company .............................................          877,110
                                                                                       ---------
                 Total Utilities ..............................................        6,607,684
                                                                                       ---------
                 Total Common Stocks
                 (Cost $59,381,740) ...........................................       66,075,066
                                                                                      ----------

REAL ESTATE INVESTMENT TRUSTS - 10.0%

     32,700      AMB Property Corporation .....................................          850,200
     21,900      Apartment Investment & Management
                 Company, Class A .............................................        1,001,487
     10,900      Arden Realty Inc. ............................................          288,850
     13,600      CarrAmerica Realty Corporation ...............................          409,360
     38,300      Duke Realty Corporation ......................................          931,839
     48,200      Equity Office Properties Trust ...............................        1,449,856
     58,400      Equity Residential Properties Trust ..........................        1,676,664


     20,000      Health Care Property Investors Inc. .........................         $ 724,200
     25,500      Hospitality Properties Trust ................................           752,250
     17,000      Shurgard Storage Centers Inc., Class A ......................           544,000
     15,500      Simon Property Group Inc. ...................................           454,615
     12,000      Storage USA Inc. ............................................           505,200
     20,100      Taubman Centers Inc. ........................................           298,485
                                                                                       ---------
                 Total Real Estate Investment Trusts
                 (Cost $9,053,136) ...........................................         9,887,006
                                                                                       ---------

 PRINCIPAL
 AMOUNT
 ---------
CONVERTIBLE SECURITIES - 9.1%
  CONVERTIBLE BONDS AND NOTES - 9.1%
  $ 750,000      Adaptec Inc., Conv. Sub. Note,
                   4.750% due 02/01/2004 .....................................           700,312
    600,000      Analog Devices, Inc., Conv. Sub. Note,
                   4.750% due 10/01/2005 .....................................           570,750
    950,000      Cypress Semiconductor Corporation, Conv.
                 Sub. Deb.,
                 3.750% due 07/01/2005** .....................................           777,813
    700,000      LSI Logic Corporation, Conv. Sub. Note,
                   4.000% due 02/15/2005** ...................................           594,125
  1,500,000      Network Associates Inc., Conv. Sub. Deb.,
                   Zero coupon due 02/13/2018 ................................           684,375
  1,500,000      Omnicare, Inc., Conv. Bond,
                   5.000% due 12/01/2007 .....................................         1,396,875
    850,000      RadiSys Corporation, Conv. Sub. Note,
                   5.500% due 08/15/2007 .....................................           606,688
    700,000      Rational Software Corporation, Conv. Sub.
                   Note,
                   5.000% due 02/01/2007** ...................................           637,875
    600,000      S3 Inc., Conv. Sub. Note,
                   5.750% due 10/01/2003 .....................................           413,250
  1,750,000      TriQuint Semiconductor, Inc., Conv. Sub.
                   Note,
                   4.000% due 03/01/2007 .....................................         1,286,250
  1,500,000      Vitesse Semiconductor Corporation, Conv.
                   Sub. Deb.,
                   4.000% due 03/15/2005** ...................................         1,173,750
    100,000      Waste Management Inc., Conv. Sub. Note,
                   4.000% due 02/01/2002 .....................................            99,875
                                                                                       ---------
                 Total Convertible Bonds and Notes
                 (Cost $8,690,432) ...........................................         8,941,938
                                                                                       ---------

     SHARES
     ------
  CONVERTIBLE PREFERRED STOCKS - 0.0%***
      1,500      DECS Trust VI, Conv. Pfd.,
                   6.250% due 08/16/2004 .....................................             3,600
        230      Global Crossing Holdings Ltd., Conv. Pfd.,
                   6.375% due 11/05/2004++ ...................................             1,006
        175      TCI Pacific Communications Inc., Conv. Pfd.,
                   5.000% due 07/31/2006 .....................................            24,675
                                                                                       ---------
                 Total Convertible Preferred Stocks
                 (Cost $168,991) .............................................            29,281
                                                                                       ---------
                 Total Convertible Securities
                 (Cost $8,859,423) ...........................................         8,971,219
                                                                                       ---------


                       See Notes to Financial Statements.

EQUITY INCOME FUND

DECEMBER 31, 2001

   PRINCIPAL
   AMOUNT                                                                                VALUE
   --------                                                                            ---------
   FIXED INCOME SECURITIES - 8.3%
     CORPORATE BONDS AND NOTES - 5.6%
  $ 100,000      Aetna Inc., Company Guarantee,
                   7.125% due 08/15/2006 .....................................         $ 106,414
    500,000      Aetna Inc., Sr. Note,
                   7.875% due 03/01/2011 .....................................           493,228
    446,000      Bank of America Corporation, Sub. Note,
                   7.800% due 02/15/2010 .....................................           488,515
    45,000       Baxter International Inc., Note,
                   7.125% due 02/01/2007 .....................................            48,020
    300,000      CBS Corporation, Sr. Note,
                   7.150% due 05/20/2005 .....................................           321,033
    40,000       Cendant Corporation, Note,
                   7.750% due 12/01/2003** ...................................            40,690
    500,000      Cox Enterprises, Inc., Note,
                   7.875% due 09/15/2010++ ...................................           517,630
  1,000,000      Erac USA Finance Enterprise Company, Note,
                   7.350% due 06/15/2008++ ...................................           998,944
    500,000      Federated Department Stores Inc., Sr. Note,
                   6.625% due 04/01/2011** ...................................           493,343
     50,000      HEALTHSOUTH Corporation, Sr. Note,
                   6.875% due 06/15/2005 .....................................            49,654
    100,000      Merrill Lynch & Company Inc., Note,
                   6.000% due 02/17/2009** ...................................            99,724
    100,000      Philip Morris Companies, Inc., Note,
                   7.500% due 01/15/2002 .....................................           100,148
    500,000      Qwest Capital Funding, Inc., Company
                   Guarantee,
                   7.900% due 08/15/2010++ ...................................           509,458
    100,000      Raytheon Company, Note,
                   6.150% due 11/01/2008 .....................................            99,470
  1,000,000      TELUS Corporation, Note,
                   8.000% due 06/01/2011** ...................................         1,062,935
    100,000      Texas-New Mexico Power Company, Sr. Note,
                   6.250% due 01/15/2009 .....................................            94,583
                                                                                       ---------
                 Total Corporate Bonds and Notes
                   (Cost $5,501,161) .........................................         5,523,789
                                                                                       ---------

   U.S. TREASURY OBLIGATIONS - 1.4%
   U.S. TREASURY NOTES - 1.0%

    380,000      6.500% due 05/15/2005** .....................................           410,757
    225,000      6.500% due 10/15/2006** .....................................           245,118
    300,000      5.625% due 05/15/2008** .....................................           314,555
                                                                                       ---------
                                                                                         970,430
                                                                                       ---------

   U.S. TREASURY BOND - 0.4%
    300,000      9.000% due 11/15/2018** .....................................           406,195
                                                                                       ---------
                 Total U.S. Treasury Obligations
                 (Cost $1,296,444) ...........................................         1,376,625
                                                                                       ---------

  U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 1.2%
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 1.2%

  $ 655,763      6.500% due 09/01/2030 .......................................       $   658,311
    486,090      7.000% due 09/01/2030 .......................................           495,764
                                                                                       ---------
                 Total U.S. Government Agency Mortgage-
                 Backed Securities
                 (Cost $1,103,833) ...........................................         1,154,075
                                                                                       ---------

   COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.1%
   (Cost $126,696)

    125,875      Federal Home Loan Mortgage Corporation,
                 Series 1638, Class K,
                 6.500% due 03/15/2023 .......................................           126,875
                                                                                       ---------
                 Total Fixed Income Securities
                   (Cost $8,028,134) .........................................         8,181,364
                                                                                       ---------

    SHARES
    ------
  WARRANTS - 0.0% ***
    (Cost $3)

        250      V2 Music Holdings PLC, Expires
                   04/15/2008+,++ ............................................                 3
                                                                                       ---------

      PRINCIPAL
      AMOUNT
      ---------
     REPURCHASE AGREEMENT - 5.2%
       (Cost $5,104,000)

$ 5,104,000      Agreement with Credit Suisse First
                   Boston Corporation, 1.650% dated
                   12/31/2001, to be repurchased at
                   $5,104,468 on 01/02/2002, collateralized
                   by $3,937,510 U.S. Treasury Bond,
                   8.750% due 05/15/2017
                   (Market Value $5,206,225) ............................              5,104,000
                                                                                     -----------
TOTAL INVESTMENTS (Cost $90,426,436*) ...................................   99.6%     98,218,658
OTHER ASSETS AND LIABILITIES (Net) ......................................    0.4         421,924
                                                                           -----     -----------
NET ASSETS ..............................................................  100.0%    $98,640,582
                                                                           =====     ===========

*       Aggregate cost for federal tax purposes is $90,486,180.

** These securities or a partial position of these securities are on loan at December 31, 2001, and have an aggregate market value of $6,074,629, representing 6.2% of the total net assets of the Fund (Collateral Value $6,274,924) (note 7).

*** Amount represents less than 0.1% of total net assets. + Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933.

                                GLOSSARY OF TERMS

        ADR      -- American Depository Receipt
        FHA      -- Federal Housing Authority


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

GROWTH & INCOME FUND

DECEMBER 31, 2001

SHARES                                                                                 VALUE
------                                                                             ------------
COMMON STOCKS - 97.7%
  CONSUMER DISCRETIONARY - 5.2%
    LEISURE - 4.1%
    360,000      Carnival Corporation ........................................      $ 10,108,800
    178,000      Mattel Inc. .................................................         3,061,600
                                                                                    ------------
                                                                                      13,170,400
                                                                                    ------------

RETAIL STORES - 1.1%
     80,000      Costco Wholesale Corporation + ..............................         3,550,400
                                                                                    ------------
                 Total Consumer Discretionary ................................        16,720,800
                                                                                    ------------

CONSUMER STAPLES - 14.8%
BEVERAGES - 1.1%
     75,000      PepsiCo Inc. ................................................         3,651,750
                                                                                    ------------

FOODS & FOOD/DRUG RETAIL - 3.3%
    498,500      Kroger Company+ .............................................        10,403,695
                                                                                    ------------

HOUSEHOLD/PERSONAL CARE PRODUCTS -  6.2%
    160,000      Avon Products Inc. ..........................................         7,440,000
     85,000      Kimberly-Clark Corporation ..................................         5,083,000
     90,000      Procter & Gamble Company ....................................         7,121,700
                                                                                    ------------
                                                                                      19,644,700
                                                                                    ------------

MEDIA - 4.2%
    135,000      Comcast Corporation, Special Class A+ .......................         4,860,000
    380,000      Liberty Media Corporation, Series A+ ........................         5,320,000
     75,000      Viacom Inc., Class A + ......................................         3,318,750
                                                                                    ------------
                                                                                      13,498,750
                                                                                    ------------
                 Total Consumer Staples ......................................        47,198,895
                                                                                    ------------

ENERGY - 7.3%
OIL & GAS - 5.9%
    110,000      BP Amoco PLC, Sponsored ADR .................................         5,116,100
    100,000      Exxon Mobil Corporation .....................................         3,930,000
     95,000      Royal Dutch Petroleum Company ...............................         4,656,900
    145,000      Unocal Corporation ..........................................         5,230,150
                                                                                    ------------
                                                                                      18,933,150
                                                                                    ------------

OIL SERVICES - 1.4%
     80,000      Schlumberger Ltd. ...........................................         4,396,000
                                                                                    ------------
                 Total Energy ................................................        23,329,150
                                                                                    ------------

FINANCIALS - 20.1%
BANKS/SAVINGS & LOANS - 13.0%
    100,000      Bank of America Corporation .................................         6,295,000
    133,333      Citigroup Inc. ..............................................         6,730,650
    150,000      FleetBoston Financial Corporation ...........................         5,475,000
    185,000      J.P. Morgan Chase & Company .................................         6,724,750
     50,000      PNC Financial Services Group ................................         2,810,000
    240,000      Wachovia Corporation ........................................         7,526,400
    135,000      Wells Fargo & Company .......................................         5,865,750
                                                                                    ------------
                                                                                      41,427,550
                                                                                    ------------

FINANCIAL SERVICES - 3.4%
    135,000      Freddie Mac .................................................       $ 8,829,000
     40,000      Merrill Lynch & Company Inc. ................................         2,084,800
                                                                                    ------------
                                                                                      10,913,800
                                                                                    ------------

INSURANCE - 3.7%
    200,000      Allstate Corporation ........................................         6,740,000
     65,000      American International Group Inc. ...........................         5,161,000
                                                                                    ------------
                                                                                      11,901,000
                                                                                    ------------
                 Total Financials ............................................        64,242,350
                                                                                    ------------

HEALTH CARE - 13.5%
HEALTH CARE PRODUCTS - 13.5%
     50,000      American Home Products Corporation ..........................         3,068,000
     75,000      Bristol-Myers Squibb Company ................................         3,825,000
     89,000      Cardinal Health Inc. ........................................         5,754,740
    110,000      Guidant Corporation+ ........................................         5,478,000
     76,000      Johnson & Johnson ...........................................         4,491,600
     57,000      Merck & Company Inc. ........................................         3,351,600
    260,000      Mylan Laboratories Inc. .....................................         9,750,000
     70,000      Pfizer Inc. .................................................         2,789,500
    125,000      Schering-Plough Corporation .................................         4,476,250
                                                                                    ------------
                 Total Health Care ...........................................        42,984,690
                                                                                    ------------

INDUSTRIALS - 10.0%
AEROSPACE/DEFENSE - 2.2%
    180,000      Boeing Company ..............................................         6,980,400
                                                                                    ------------

DIVERSIFIED MANUFACTURING - 6.8%
    230,000      Honeywell International Inc. ................................         7,778,600
    235,000      Tyco International Ltd. .....................................        13,841,500
                                                                                    ------------
                                                                                      21,620,100
                                                                                    ------------

ELECTRICAL EQUIPMENT - 1.0%
     84,000      General Electric Company ....................................         3,366,720
                                                                                    ------------
                 Total Industrials ...........................................        31,967,220
                                                                                    ------------

INFORMATION TECHNOLOGY - 16.1%
COMMUNICATIONS EQUIPMENT - 2.1%
    445,000      Motorola Inc. ...............................................         6,683,900
                                                                                    ------------

COMPUTER SOFTWARE/SERVICES - 9.5%
    450,000      BMC Software Inc.+ ..........................................         7,366,500
    235,000      Computer Associates International Inc. ......................         8,105,150
     70,000      First Data Corporation ......................................         5,491,500
    100,000      Microsoft Corporation+ ......................................         6,625,000
    190,000      Oracle Corporation+ .........................................         2,623,900
                                                                                    ------------
                                                                                      30,212,050
                                                                                    ------------

COMPUTER SYSTEMS - 3.7%
    165,000      Hewlett-Packard Company .....................................         3,389,100
     70,000      International Business Machines
                   Corporation ...............................................         8,467,200
                                                                                    ------------
                                                                                      11,856,300
                                                                                    ------------

                       See Notes to Financial Statements.

GROWTH & INCOME FUND

DECEMBER 31, 2001

SHARES                                                                                  VALUE
------                                                                                ----------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)
ELECTRONICS/SEMICONDUCTORS - 0.8%
     86,000      Intel Corporation ...........................................       $ 2,704,700
                                                                                     -----------
                 Total Information Technology ................................        51,456,950
                                                                                     -----------

TELECOMMUNICATION SERVICES - 6.3%
UTILITIES/TELECOMMUNICATIONS - 6.3%
    200,000      AT&T Corporation ............................................         3,628,000
    185,000      SBC Communications Inc. .....................................         7,246,450
     65,000      Verizon Communications Inc. .................................         3,084,900
    425,000      WorldCom Inc.-WorldCom Group+ ...............................         5,984,000
                                                                                     -----------
                 Total Telecommunication Services ............................        19,943,350
                                                                                     -----------

UTILITIES - 4.4%
UTILITIES/GAS & ELECTRIC - 4.4%
    110,000      Duke Energy Corporation .....................................         4,318,600
     85,000      FPL Group, Inc. .............................................         4,794,000
    145,000      NiSource Inc. ...............................................         3,343,700
     40,000      Pinnacle West Capital Corporation ...........................         1,674,000
                                                                                     -----------
                 Total Utilities .............................................        14,130,300
                                                                                     -----------
                 Total Common Stocks
                   (Cost $277,319,928) .......................................       311,973,705
                                                                                     -----------

PRINCIPAL
AMOUNT                                                                                  VALUE
---------                                                                           ------------
REPURCHASE AGREEMENT - 2.2%
(Cost $7,101,000)

 $7,101,000      Agreement with Credit Suisse First
                   Boston Corporation, 1.650% dated
                   12/31/2001, to be repurchased at
                   $7,101,651 on 01/02/2002, collateralized
                   by $5,478,107 U.S. Treasury Bond,
                   8.750% due 05/15/2017
                   (Market Value $7,243,222).............................            $ 7,101,000
                                                                                    ------------
TOTAL INVESTMENTS (Cost $284,420,928*)...................................   99.9%    319,074,705
OTHER ASSETS AND LIABILITIES (Net).......................................    0.1         207,933
                                                                           -----    ------------
NET ASSETS ..............................................................  100.0%   $319,282,638
                                                                           =====    ============

------------------

*       Aggregate cost for federal tax purposes is $284,421,157.

+       Non-income producing security.


                                GLOSSARY OF TERMS

  ADR      --    American Depository Receipt


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

GROWTH FUND OF THE NORTHWEST

DECEMBER 31, 2001

SHARES                                                                                 VALUE
------                                                                              ------------
COMMON STOCKS - 92.5%
CONSUMER DISCRETIONARY - 13.5%
APPAREL/SHOES - 2.0%
      9,224      Columbia Sportswear Company+ ................................         $ 307,159
     92,295      Cutter & Buck Inc.+ .........................................           347,029
     17,725      Nike Inc., Class B ..........................................           996,854
                                                                                      ----------
                                                                                       1,651,042
                                                                                      ----------

BUSINESS SERVICES - 1.6%
     57,200      Getty Images Inc.+ ..........................................         1,314,456
                                                                                      ----------

CONSUMER DURABLES - 3.3%
    127,462      Monaco Coach Corporation + ..................................         2,787,594
                                                                                      ----------

HOTELS & GAMING - 1.0%
    135,860      WestCoast Hospitality Corporation+ ..........................           834,180
                                                                                      ----------

RETAIL STORES - 3.0%
     13,620      Costco Wholesale Corporation + ..............................           604,456
    134,200      Hollywood Entertainment Corporation+ ........................         1,917,718
                                                                                      ----------
                                                                                       2,522,174
                                                                                      ----------

MISCELLANEOUS - 2.6%
    108,685      Building Materials Holding Corporation + ....................         1,179,232
    139,076      K2 Inc.+ ....................................................         1,002,738
                                                                                      ----------
                                                                                       2,181,970
                                                                                      ----------
                 Total Consumer Discretionary ................................        11,291,416
                                                                                      ----------

CONSUMER STAPLES - 5.0%
FOODS & FOOD/DRUG RETAIL - 5.0%
     40,290      Albertson's Inc. ............................................         1,268,732
    117,290      Kroger Company+ .............................................         2,447,843
     25,890      Starbucks Corporation+ ......................................           493,204
                                                                                      ----------
                 Total Consumer Staples ......................................         4,209,779
                                                                                      ----------

FINANCIALS - 15.7%
BANKS/SAVINGS & LOANS - 13.6%
     37,050      Bank of America Corporation .................................         2,332,297
     38,200      Banner Corporation ..........................................           645,962
     51,400      KeyCorp .....................................................         1,251,076
     59,400      Pacific Northwest Bancorp ...................................         1,215,324
    116,000      U.S. Bancorp ................................................         2,427,880
     81,443      Washington Federal Inc. .....................................         2,099,601
     32,600      Wells Fargo & Company .......................................         1,416,470
                                                                                      ----------
                                                                                      11,388,610
                                                                                      ----------

INSURANCE - 2.1%
     38,100      StanCorp Financial Group Inc. ...............................         1,800,225
                                                                                      ----------
                 Total Financials ............................................        13,188,835
                                                                                      ----------

HEALTH CARE - 12.4%
HEALTH CARE PRODUCTS - 11.2%

    179,355      Corixa Corporation+ .........................................        $2,702,880
     23,000      Dendreon Corporation+ .......................................           231,610
     65,925      Eden Bioscience Corporation+ ................................           334,240
     21,755      ICOS Corporation+ ...........................................         1,249,607
     11,080      Immunex Corporation+ ........................................           307,027
    196,900      Orasure Technologies Inc.+ ..................................         2,392,335
     83,225      SonoSite Inc.+ ..............................................         2,138,050
                                                                                      ----------
                                                                                       9,355,749
                                                                                      ----------

HEALTH CARE SERVICES - 1.2%
     47,580      Health Net Inc.+ ............................................         1,036,292
                                                                                      ----------
                 Total Health Care ...........................................        10,392,041
                                                                                      ----------

INDUSTRIALS - 12.6%
AEROSPACE/DEFENSE - 3.6%
     54,811      Boeing Company ..............................................         2,125,571
     31,500      Precision Castparts Corporation .............................           889,875
                                                                                      ----------
                                                                                       3,015,446
                                                                                      ----------

ELECTRICAL EQUIPMENT - 2.0%
     55,800      Electro Scientific Industries Inc.+ .........................         1,674,558
                                                                                      ----------

TRANSPORTATION - 2.2%
     20,360      Alaska Air Group Inc.+ ......................................           592,476
     21,805      Expeditors International of Washington Inc. .................         1,241,795
                                                                                      ----------
                                                                                       1,834,271
                                                                                      ----------

MISCELLANEOUS - 4.8%
    104,970      Greenbrier Companies Inc. ...................................           761,032
     39,145      PACCAR Inc. .................................................         2,568,695
     37,100      Tredegar Corporation ........................................           704,900
                                                                                      ----------
                                                                                       4,034,627
                                                                                      ----------
                 Total Industrials ...........................................        10,558,902
                                                                                      ----------

INFORMATION TECHNOLOGY - 25.3%
COMPUTER SOFTWARE/SERVICES -  4.9%
    193,400      BSQUARE Corporation+ ........................................           806,478
     16,965      Microsoft Corporation+ ......................................         1,123,931
    271,850      ONYX Software Corporation+ ..................................         1,060,215
    331,000      Primus Knowledge Solutions Inc.+ ............................           278,040
    125,500      WatchGuard Technologies, Inc.+ ..............................           817,005
                                                                                      ----------
                                                                                       4,085,669
                                                                                      ----------

COMPUTER SYSTEMS - 7.6%
    124,700      Advanced Digital Information Corporation+ ...................         2,000,188
     18,169      Avocent Corporation+ ........................................           440,598
    113,300      InFocus Corporation+ ........................................         2,494,866
     75,090      RadiSys Corporation+ ........................................         1,476,270
                                                                                      ----------
                                                                                       6,411,922
                                                                                      ----------


                       See Notes to Financial Statements.

GROWTH FUND OF THE NORTHWEST

DECEMBER 31, 2001

SHARES                                                                                  VALUE
------                                                                               -----------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)
ELECTRONICS/SEMICONDUCTORS - 12.8%

     50,100      Credence Systems Corporation+ ...............................        $  930,357
     65,190      FEI Company+ ................................................         2,054,137
     14,830      Intel Corporation ...........................................           466,403
     64,880      Lattice Semiconductor Corporation+ ..........................         1,334,581
     20,920      Micron Technology Inc.+ .....................................           648,520
     64,990      Microvision Inc.+ ...........................................           925,458
    118,700      Pixelworks Inc.+ ............................................         1,906,322
     46,000      Semitool Inc.+ ..............................................           528,080
     61,170      Tektronix Inc.+ .............................................         1,576,963
     30,000      TriQuint Semiconductor Inc.+ ................................           367,800
                                                                                     -----------
                                                                                      10,738,621
                                                                                     -----------
                 Total Information Technology ................................        21,236,212
                                                                                     -----------

MATERIALS - 6.3%
BASIC INDUSTRY - 6.3%
     13,375      Boise Cascade Corporation ...................................           454,884
    247,000      Louisiana-Pacific Corporation ...............................         2,084,680
    218,350      Oregon Steel Mills Inc.+ ....................................         1,080,832
     49,110      Schnitzer Steel Industries Inc., Class A ....................           670,352
     18,735      Weyerhaeuser Company ........................................         1,013,189
                                                                                     -----------
                 Total Materials .............................................         5,303,937
                                                                                     -----------

TELECOMMUNICATION SERVICES - 1.7%
UTILITIES/TELECOMMUNICATIONS - 1.7%
     46,350      Metro One Telecommunications Inc.+ ..........................         1,402,087
                                                                                     -----------
                 Total Common Stocks
                   (Cost $72,710,380) ........................................        77,583,209
                                                                                     -----------

REAL ESTATE INVESTMENT TRUSTS - 2.7%
     52,400      Plum Creek Timber Company, Inc. .............................         1,485,540
     26,000      Shurgard Storage Centers Inc., Class A ......................           832,000
                                                                                     -----------
                 Total Real Estate Investment Trusts
                   (Cost $2,134,063) .........................................         2,317,540
                                                                                     -----------


PRINCIPAL
AMOUNT                                                                                  VALUE
---------                                                                            -----------
REPURCHASE AGREEMENT - 4.7%
(Cost $3,924,000)
$ 3,924,000                     Agreement with Credit Suisse First
                                Boston Corporation, 1.650% dated
                                12/31/2001, to be repurchased at
                                $3,924,360 on 01/02/2002, collateralized
                                by $3,027,192 U.S. Treasury Bond,
                                8.750% due 05/15/2017
                                (Market Value $4,002,591) ...............            $ 3,924,000
                                                                                     -----------
TOTAL INVESTMENTS (Cost $78,768,443*) ...................................   99.9%     83,824,749
OTHER ASSETS AND LIABILITIES (Net) ......................................    0.1          69,063
                                                                           -----     -----------
NET ASSETS ..............................................................  100.0%    $83,893,812
                                                                           =====     ===========

------------------

*       Aggregate cost for federal tax purposes is $79,170,299.

+       Non-income producing security.


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

GROWTH FUND

DECEMBER 31, 2001

SHARES                                                                                 VALUE
------                                                                              ------------
COMMON STOCKS - 91.4%
COMMUNICATIONS - 15.3%
UTILITIES/TELECOMMUNICATIONS - 15.3%
    202,310      AT&T Wireless Services Inc.+ ................................        $2,907,195
    195,315      Comcast Corporation, Special Class A+** .....................         7,031,340
     66,300      Cox Communications Inc., Class A+ ...........................         2,778,633
    465,834      Nokia Oyj, Sponsored ADR ....................................        11,426,908
        120      NTT DoCoMo Inc.                                                       1,410,041
                                                                                     -----------
                 Total Communications ........................................        25,554,117
                                                                                     -----------

CONSUMER DISCRETIONARY - 14.2%
MEDIA - 14.2%
    107,767      AOL Time Warner Inc.+ .......................................         3,459,321
    102,835      Cablevision Systems Corporation, Class A+ ...................         4,879,521
     73,837      Cablevision Systems Corporation-Rainbow
                   Media Group+ ..............................................         1,823,774
    135,045      Charter Communications Inc., Class A+ .......................         2,218,789
    499,215      Liberty Media Corporation, Series A+ ........................         6,989,010
     25,630      TMP Worldwide Inc.+ .........................................         1,099,527
     57,475      Viacom Inc., Class B+ .......................................         2,537,521
     37,590      Walt Disney Company .........................................           778,865
                                                                                     -----------
                 Total Consumer Discretionary ................................        23,786,328
                                                                                     -----------

CONSUMER NON-DURABLES/SERVICES - 1.1%
     94,705      Cendant Corporation+ ........................................         1,857,165
                                                                                     -----------

CONSUMER STAPLES - 2.4%
HOUSEHOLD/PERSONAL CARE PRODUCTS - 0.7%
     44,670      Newell Rubbermaid Inc. ......................................         1,231,552
                                                                                     -----------

MISCELLANEOUS - 1.7%
     44,805      Anheuser-Busch Companies, Inc. ..............................         2,025,634
     17,205      Coca-Cola Company ...........................................           811,216
                                                                                     -----------
                                                                                       2,836,850
                                                                                     -----------
                 Total Consumer Staples ......................................         4,068,402
                                                                                     -----------

ENERGY - 3.6%
OIL & GAS - 1.3%
     90,670      Petroleo Brasileiro SA, ADR .................................         2,112,611
                                                                                     -----------

OIL SERVICES - 2.3%
     24,545      Baker Hughes Inc.** .........................................           895,156
     62,555      BJ Services+ ................................................         2,029,910
     18,990      Smith International Inc.+ ...................................         1,018,244
                                                                                     -----------
                                                                                       3,943,310
                                                                                     -----------
                 Total Energy ................................................         6,055,921
                                                                                     -----------

FINANCIALS - 18.6%
BANKS/SAVINGS & LOANS - 2.3%
     30,570      Fifth Third Bancorp .........................................         1,874,858
     53,775      J.P. Morgan Chase & Company .................................         1,954,721
                                                                                     -----------
                                                                                       3,829,579
                                                                                     -----------

FINANCIAL SERVICES - 8.5%
    148,886      Citigroup Inc. ..............................................       $ 7,515,765
    246,370      E*TRADE Group Inc.+ .........................................         2,525,293
     30,660      Fannie Mae ..................................................         2,437,470
     18,620      Goldman Sachs Group, Inc. ...................................         1,727,005
                                                                                     -----------
                                                                                      14,205,533
                                                                                     -----------

INSURANCE - 5.3%
     62,680      ACE Ltd. ....................................................         2,516,602
     65,860      AFLAC, Inc. .................................................         1,617,521
     44,500      Allstate Corporation ........................................         1,499,650
     18,460      CIGNA Corporation ...........................................         1,710,319
     17,480      XL Capital Ltd., Class A ....................................         1,596,973
                                                                                     -----------
                                                                                       8,941,065
                                                                                     -----------

REINSURANCE - 2.5%
      1,655      Berkshire Hathaway, Inc., Class B+ ..........................         4,178,875
                                                                                     -----------
                 Total Financials ............................................        31,155,052
                                                                                     -----------

HEALTH CARE - 13.8%
BIOTECHNOLOGY - 0.1%
      4,745      Millennium Pharmaceuticals+ .................................           116,300
                                                                                     -----------

HEALTH CARE PRODUCTS - 7.8%
     44,475      American Home Products Corporation ..........................         2,728,986
     17,153      AstraZeneca PLC (F) .........................................           773,406
     28,300      Bristol-Myers Squibb Company ................................         1,443,300
     12,095      Cardinal Health Inc. ........................................           782,062
      8,605      Forest Laboratories, Inc.+ ..................................           705,180
    166,895      Pfizer Inc. .................................................         6,650,766
                                                                                     -----------
                                                                                      13,083,700
                                                                                     -----------

HEALTH CARE SERVICES - 5.9%
     42,385      HCA - The Healthcare Company ................................         1,633,518
     31,135      Laboratory Corporation of America
                   Holdings+ .................................................         2,517,265
     65,330      McKesson Corporation ........................................         2,443,342
     56,210      Tenet Healthcare Corporation+** .............................         3,300,651
                                                                                     -----------
                                                                                       9,894,776
                                                                                     -----------
                 Total Health Care ...........................................        23,094,776
                                                                                     -----------

INDUSTRIALS - 12.6%
AEROSPACE/DEFENSE - 2.5%
    131,200      Raytheon Company ............................................         4,260,064
                                                                                     -----------

DIVERSIFIED MANUFACTURING - 2.6%
     53,005      Honeywell International Inc. ................................         1,792,629
     43,650      Tyco International Ltd. .....................................         2,570,985
                                                                                     -----------
                                                                                       4,363,614
                                                                                     -----------

ELECTRICAL EQUIPMENT - 4.1%
     95,625      Celestica Inc.+ .............................................         3,862,294
    122,795      Flextronics International Ltd.+ .............................         2,945,852
                                                                                     -----------
                                                                                       6,808,146
                                                                                     -----------

                       See Notes to Financial Statements.

GROWTH FUND

DECEMBER 31, 2001

  SHARES                                                                                VALUE
  ------                                                                             -----------
COMMON STOCKS - (CONTINUED)
  INDUSTRIALS - (CONTINUED)
  INSTRUMENTS SCIENTIFIC - 2.3%

     66,155      PerkinElmer, Inc. ...........................................       $ 2,316,748
     39,610      Waters Corporation+ .........................................         1,534,888
                                                                                     -----------
                                                                                       3,851,636
                                                                                     -----------
     MISCELLANEOUS - 1.1%

    113,840      Symbol Technologies, Inc. ...................................         1,807,779
                                                                                     -----------
                 Total Industrials ...........................................        21,091,239
                                                                                     -----------
   INFORMATION TECHNOLOGY - 9.8%
     COMPUTER SOFTWARE/SERVICES - 4.0%
    108,910      Amazon.com Inc.+** ..........................................         1,178,406
     40,125      Amdocs Limited+ .............................................         1,363,046
     55,940      Electronic Arts Inc.+ .......................................         3,353,603
     12,260      Electronic Data Systems Corporation .........................           840,423
                                                                                     -----------
                                                                                       6,735,478
                                                                                     -----------
   COMPUTER SYSTEMS - 1.4%
     34,120      ASM Lithography Holding NV (F)+ .............................           581,746
     54,740      Brocade Communications Systems Inc.+ ........................         1,812,989
                                                                                     -----------
                                                                                       2,394,735
                                                                                     -----------
   ELECTRONICS/SEMICONDUCTORS - 4.4%
    105,665      Analog Devices Inc.+ ........................................         4,690,470
     33,630      Maxim Integrated Products Inc.+ .............................         1,765,911
     26,680      National Semiconductor Corporation+ .........................           821,477
                                                                                     -----------
                                                                                       7,277,858
                                                                                     -----------
                 Total Information Technology ................................        16,408,071
                                                                                     -----------
                 Total Common Stocks
                   (Cost $145,804,467) .......................................       153,071,071
                                                                                     -----------

   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 4.3%
    (Cost $7,299,694)
              FEDERAL HOME LOAN BANK (FHLB) - 4.3%
              (Cost $7,299,694)

 $7,300,000      1.510% due 01/02/2002++ ..............................                7,299,694
                                                                                     -----------
 COMMERCIAL PAPER - 3.4%
   (Cost $5,699,715)
  5,700,000      General Electric Capital Corporation,
                   1.800% due 01/02/2002++ ............................                5,699,715
                                                                                     -----------
TOTAL INVESTMENTS (Cost $158,803,876*) ................................     99.1%    166,070,480
OTHER ASSETS AND LIABILITIES (Net) ....................................      0.9       1,444,390
                                                                           -----     -----------
NET ASSETS ............................................................    100.0%   $167,514,870
                                                                           =====    ============

------------------

*       Aggregate cost for federal tax purposes is $161,771,572.

** These securities or a partial position of these securities are on loan at December 31, 2001, and have an aggregate market value of $5,901,569, representing 3.5% of the total net assets of the Fund (Collateral Value $6,169,520) (note 7).

+       Non-income producing security.

++      Rate represents annualized yield at date of purchase.


                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                                                                                          NET
                                      CONTRACTS TO RECEIVE                             UNREALIZED
                  --------------------------------------------------------------      APPRECIATION/
EXPIRATION            LOCAL                   VALUE IN               IN EXCHANGE     (DEPRECIATION)
   DATE              CURRENCY                  U.S. $                 FOR U.S. $      OF CONTRACTS
----------        ---------------             --------               -----------     --------------
02/07/2002        EUR     400,000              355,613                354,326          $  1,287
02/07/2002        HKD   2,900,000              371,831                371,924               (93)
04/26/2002        JPY  77,000,000              590,914                636,775           (45,861)
05/10/2002        EUR     600,000              531,740                535,611            (3,871)
05/24/2002        EUR     200,000              177,172                176,724               448
                                                                                       ---------
                                                                                       $(48,090)
                                                                                       ---------

                 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                                                                           NET
                                       CONTRACTS TO DELIVER                             UNREALIZED
                  ------------------------------------------------------------         APPRECIATION/
EXPIRATION            LOCAL                   VALUE IN             IN EXCHANGE        (DEPRECIATION)
   DATE              CURRENCY                  U.S. $               FOR U.S. $         OF CONTRACTS
----------        ----------------           ---------             -----------        --------------
02/07/2002        EUR      400,000             355,613                360,710           $    5,097
02/07/2002        HKD    2,900,000             371,831                371,843                   12
04/26/2002        EUR      600,000             531,963                531,138                 (825)
04/26/2002        JPY  137,000,000           1,051,366              1,128,236               76,870
05/10/2002        EUR    1,900,000           1,683,843              1,708,315               24,472
05/10/2002        JPY   15,600,000             119,816                129,246                9,430
05/24/2002        EUR    1,680,000           1,488,243              1,483,449               (4,794)
05/24/2002        JPY   17,400,000             133,756                140,820                7,064
06/21/2002        EUR    3,600,000           3,186,405              3,148,200              (38,205)
                                                                                        ----------
                                                                                        $   79,121
                                                                                        ----------
Net Unrealized Appreciation of Forward Foreign Currency
  Contracts ..................................................................          $   31,031
                                                                                        ==========

                                GLOSSARY OF TERMS

     ADR            -- American Depository Receipt
     EUR            -- EURO
     (F)            -- Foreign Shares
     HKD            -- Hong Kong Dollar
     JPY            -- Japanese Yen

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

MID CAP STOCK FUND

DECEMBER 31, 2001

SHARES                                                                                  VALUE
------                                                                               -----------
COMMON STOCKS - 94.2%
CONSUMER DISCRETIONARY - 8.7%
APPAREL/SHOES - 4.6%
     50,000      Jones Apparel Group Inc.+ ...................................       $ 1,658,500
     30,000      Nike Inc., Class B ..........................................         1,687,200
                                                                                     -----------
                                                                                       3,345,700
                                                                                     -----------

LEISURE - 2.4%
    100,000      Mattel Inc. .................................................         1,720,000
                                                                                     -----------

RETAIL STORES - 1.7%
     46,000      Penney (J.C.) Company Inc. ..................................         1,237,400
                                                                                     -----------
                 Total Consumer Discretionary ................................         6,303,100
                                                                                     -----------

CONSUMER STAPLES - 9.8%
FOODS & FOOD/DRUG RETAIL - 3.8%
     19,000      Dean Foods Company+ .........................................         1,295,800
     22,000      Hershey Foods Corporation ...................................         1,489,400
                                                                                     -----------
                                                                                       2,785,200
                                                                                     -----------

HOUSEHOLD/PERSONAL CARE PRODUCTS - 3.5%
     40,000      Avon Products Inc. ..........................................         1,860,000
     22,000      Estee Lauder Companies, Class A .............................           705,320
                                                                                     -----------
                                                                                       2,565,320
                                                                                     -----------

RESTAURANTS - 2.5%
     22,000      Papa John's International, Inc.+ ............................           604,560
     24,000      Tricon Global Restaurants Inc.+ .............................         1,180,800
                                                                                     -----------
                                                                                       1,785,360
                                                                                     -----------
                 Total Consumer Staples ......................................         7,135,880
                                                                                     -----------

ENERGY - 8.1%
OIL & GAS - 4.5%
     80,000      Ocean Energy Inc. ...........................................         1,536,000
     11,200      Phillips Petroleum Company ..................................           674,912
     30,000      Unocal Corporation ..........................................         1,082,100
                                                                                     -----------
                                                                                       3,293,012
                                                                                     -----------

OIL SERVICES - 3.6%
     40,000      Baker Hughes Inc. ...........................................         1,458,800
     45,000      Hanover Compressor Company+ .................................         1,136,700
                                                                                     -----------
                                                                                       2,595,500
                                                                                     -----------
                 Total Energy ................................................         5,888,512
                                                                                     -----------

FINANCIALS - 13.0%
BANKS/SAVINGS & LOANS - 6.3%
     57,000      Charter One Financial Inc. ..................................         1,547,550
     28,000      Comerica Inc. ...............................................         1,604,400
     30,000      TCF Financial Corporation ...................................         1,439,400
                                                                                     -----------
                                                                                       4,591,350
                                                                                     -----------

FINANCIAL SERVICES - 6.7%
     33,000      A.G. Edwards Inc. ...........................................       $ 1,457,610
     27,000      Ambac Financial Group Inc. ..................................         1,562,220
     27,000      The PMI Group Inc. ..........................................         1,809,270
                                                                                     -----------
                                                                                       4,829,100
                                                                                     -----------
                 Total Financials ............................................         9,420,450
                                                                                     -----------

HEALTH CARE - 19.0%
HEALTH CARE PRODUCTS - 7.7%
     29,000      AmerisourceBergen Corporation ...............................         1,842,950
     27,000      Guidant Corporation+ ........................................         1,344,600
     65,000      Mylan Laboratories Inc. .....................................         2,437,500
                                                                                     -----------
                                                                                       5,625,050
                                                                                     -----------

HEALTH CARE SERVICES - 11.3%
     80,000      Covance Inc.+ ...............................................         1,816,000
     35,000      Express Scripts Inc., Class A+ ..............................         1,636,600
     84,000      Health Net Inc.+ ............................................         1,829,520
    100,000      HEALTHSOUTH Corporation+ ....................................         1,482,000
     73,000      IMS Health Inc. .............................................         1,424,230
                                                                                     -----------
                                                                                       8,188,350
                                                                                     -----------
                 Total Health Care ...........................................        13,813,400
                                                                                     -----------

INDUSTRIALS - 10.7%
AEROSPACE/DEFENSE - 2.4%
     38,000      Lockheed Martin Corporation .................................         1,773,460
                                                                                     -----------

ELECTRICAL EQUIPMENT - 1.6%
     55,000      CommScope Inc.+ .............................................         1,169,850
                                                                                     -----------

MISCELLANEOUS - 6.7%
     76,000      Federal Signal Corporation ..................................         1,692,520
     75,000      Republic Services Inc.+ .....................................         1,497,750
     35,000      Teleflex Inc. ...............................................         1,655,850
                                                                                     -----------
                                                                                       4,846,120
                                                                                     -----------
                 Total Industrials ...........................................         7,789,430
                                                                                     -----------

INFORMATION TECHNOLOGY - 18.3%
COMPUTER SOFTWARE/SERVICES - 11.5%
    105,000      Acxiom Corporation+ .........................................         1,834,350
    101,000      BMC Software Inc.+ ..........................................         1,653,370
     60,000      PeopleSoft Inc.+ ............................................         2,412,000
     35,000      Synopsys Inc.+ ..............................................         2,067,450
     39,000      Systems & Computer Technology
                   Corporation+ ..............................................           403,260
                                                                                     -----------
                                                                                       8,370,430
                                                                                     -----------

ELECTRONICS/SEMICONDUCTORS - 6.8%
     55,000      Arrow Electronics Inc.+ .....................................         1,644,500
     71,000      Electronics for Imaging Inc.+ ...............................         1,584,010
     43,000      Microchip Technology Inc.+ ..................................         1,665,820
                                                                                     -----------
                                                                                       4,894,330
                                                                                     -----------
                 Total Information Technology ................................        13,264,760
                                                                                     -----------

                       See Notes to Financial Statements.

MID CAP STOCK FUND

DECEMBER 31, 2001

SHARES                                                                                  VALUE
------                                                                               -----------
COMMON STOCKS - (CONTINUED)
TELECOMMUNICATION SERVICES - 1.6%
UTILITIES/TELECOMMUNICATIONS - 1.6%
     26,000      United States Cellular Corporation+ .........................       $ 1,176,500
                                                                                     -----------
UTILITIES - 5.0%
UTILITIES/GAS & ELECTRIC - 5.0%
     25,000      FPL Group, Inc. .............................................         1,410,000
     65,000      NiSource Inc. ...............................................         1,498,900
     17,000      Pinnacle West Capital Corporation ...........................           711,450
                                                                                     -----------
                 Total Utilities .............................................         3,620,350
                                                                                     -----------
                 Total Common Stocks
                   (Cost $54,690,305) ........................................        68,412,382
                                                                                     -----------


PRINCIPAL
AMOUNT                                                                                     VALUE
---------                                                                               -----------

REPURCHASE AGREEMENT - 3.2%
  (Cost $2,362,000)

 $2,362,000      Agreement with Credit Suisse First
                     Boston Corporation, 1.650% dated
                     12/31/2001, to be repurchased at
                     $2,362,217 on 01/02/2002, collateralized
                     by $1,822,178 U.S. Treasury Bond,
                     8.750% due 05/15/2017
                     (Market Value $2,409,307)                                          $ 2,362,000
                                                                                        -----------
TOTAL INVESTMENTS (Cost $57,052,305*)                                  97.4%             70,774,382
OTHER ASSETS AND LIABILITIES (Net)                                      2.6               1,881,751
                                                                      -----             -----------
NET ASSETS                                                            100.0%            $72,656,133
                                                                      =====             ===========

--------------
*Aggregate cost for federal tax purposes is $57,556,826.

+Non-income producing security.


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
SMALL CAP STOCK FUND

DECEMBER 31, 2001

SHARES                                                                                  VALUE
------                                                                              -------------
COMMON STOCKS - 99.2%

  CONSUMER DISCRETIONARY - 20.9%
   APPAREL/SHOES - 1.9%
     94,900      Cutter & Buck Inc.+ .........................................        $   356,824
     59,000      Quiksilver Inc.+ ............................................          1,014,800
                                                                                      -----------
                                                                                        1,371,624
                                                                                      -----------
   BUSINESS SERVICES - 12.2%
    524,812      Click2Learn Inc.+**  ........................................          1,574,436
    129,600      Edison Schools Inc.+ ........................................          2,546,640
    147,277      First Consulting Group Inc.+ ................................          2,304,885
    105,600      Getty Images Inc.+ ..........................................          2,426,688
    864,100      PeoplePC Inc.+** ............................................            194,423
                                                                                      -----------
                                                                                        9,047,072
                                                                                      -----------

   HOTELS & GAMING - 4.1%
    150,300      Intrawest Corporation .......................................          2,630,250
     62,751      WestCoast Hospitality Corporation+ ..........................            385,291
                                                                                      -----------
                                                                                        3,015,541
                                                                                      -----------

   MISCELLANEOUS - 2.7%
     121,169     Building Materials Holding Corporation+ .....................          1,314,684
     95,435      K2 Inc.+ ....................................................            688,086
                                                                                      -----------
                                                                                        2,002,770
                                                                                      -----------
                 Total Consumer Discretionary ................................         15,437,007
                                                                                      -----------

 CONSUMER STAPLES - 2.2%
   FOODS & FOOD/DRUG RETAIL - 0.8%
     13,400      Whole Foods Market, Inc.+ ...................................            583,704
                                                                                      -----------

   MEDIA - 1.4%
     86,600      Sirius Satellite Radio Inc.+** ..............................          1,007,158
                                                                                      -----------
                 Total Consumer Staples ......................................          1,590,862
                                                                                      -----------
   ENERGY - 1.6%
  OIL & GAS - 1.6%

     47,828      Hanover Compressor Company+ .................................          1,208,135
                                                                                      -----------

 FINANCIALS - 3.1%
   FINANCIAL SERVICES - 3.1%

     80,308      American Captial Strategies Ltd. ............................          2,276,732
                                                                                      -----------

 HEALTH CARE - 20.3%
   HEALTH CARE PRODUCTS - 20.3%
    156,650      Corixa Corporation+ .........................................          2,360,716
     20,900      CuraGen Corporation+ ........................................            467,533
    187,600      Dendreon Corporation+ .......................................          1,889,132
     86,300      DUSA Pharmaceuticals Inc.+ ..................................            694,715
     40,200      Emisphere Technologies Inc.+ ................................          1,282,782
      9,780      ICOS Corporation+ ...........................................            561,763
     89,700      Incyte Genomics Inc.+ .......................................          1,743,768
     24,500      Medicis Pharmaceutical Corporation,
                   Class A+ ..................................................      $   1,582,455
    173,900      Pain Therapeutics Inc.+ .....................................          1,592,924
     62,050      Pharmacyclics Inc.+ .........................................            616,777
     85,609      SonoSite Inc.+ ..............................................          2,199,295
                                                                                      -----------
                 Total Health Care ...........................................         14,991,860
                                                                                      -----------

 INDUSTRIALS - 2.9%
   ELECTRICAL EQUIPMENT - 1.2%
     30,730      Electro Scientific Industries Inc.+ .........................            922,207
                                                                                      -----------

 TRANSPORTATION - 1.7%
     21,814      Expeditors International of Washington Inc. .................          1,242,307
                                                                                      -----------
                 Total Industrials ...........................................          2,164,514
                                                                                      -----------

 INFORMATION TECHNOLOGY - 44.0%++
   COMPUTER SERVICES - 8.5%
    511,700      BSQUARE Corporation+ ........................................          2,133,789
     43,100      Cognizant Technology Solutions
                    Corporation+ .............................................          1,766,238
    756,500      Intraware Inc.+** ...........................................          1,323,875
    597,000      Lionbridge Technologies, Inc.+ ..............................          1,045,048
                                                                                      -----------
                                                                                        6,268,950
                                                                                      -----------

   COMPUTER SOFTWARE - 22.5%
    389,200      Corillian Corporation+** ....................................          1,864,268
    192,300      Digimarc Corporation+ .......................................          3,572,934
    127,700      E.piphany, Inc.+ ............................................          1,112,267
    150,400      Interwoven, Inc.+ ...........................................          1,464,896
    103,848      Made2Manage Systems Inc.+ ...................................            379,045
     69,342      NetIQ Corporation+ ..........................................          2,444,999
    176,800      Nuance Communications Inc.+ .................................          1,608,880
    592,300      ONYX Software Corporation+ ..................................          2,309,970
    108,408      Peregrine Systems Inc.+ .....................................          1,607,691
    257,800      Primus Knowledge Solutions Inc.+ ............................            216,552
                                                                                      -----------
                                                                                       16,581,502
                                                                                      -----------
   COMPUTER SYSTEMS - 3.0%
    137,900      Advanced Digital Information
                    Corporation+ .............................................          2,211,916
                                                                                      -----------
   ELECTRONICS/SEMICONDUCTORS - 10.0%
     84,940      Credence Systems Corporation+ ...............................          1,577,336
     76,420      FEI Company+ ................................................          2,407,994
     37,000      Lattice Semiconductor Corporation+ ..........................            761,090
     48,865      Microvision Inc.+ ...........................................            695,838
    121,250      Pixelworks Inc.+ ............................................          1,947,275
                                                                                      -----------
                                                                                        7,389,533
                                                                                      -----------
                 Total Information Technology ................................         32,451,901
                                                                                      -----------


                       See Notes to Financial Statements.

SMALL CAP STOCK FUND

DECEMBER 31, 2001

SHARES                                                       VALUE
------                                                       -----
COMMON STOCKS - (CONTINUED)
TELECOMMUNICATION SERVICES - 4.2%
UTILITIES/TELECOMMUNICATIONS - 4.2%
336,700   Gilat Satellite Networks Ltd.+** ............... $1,845,116
484,300   Latitude Communications Inc.+ ..................  1,283,395
                                                           ----------
          Total Telecommunication Services ...............  3,128,511
                                                           ----------
          Total Common Stocks
             (Cost $91,335,634) .......................... 73,249,522
                                                           ----------


PRINCIPAL
 AMOUNT                                                      VALUE
---------                                                    -----
REPURCHASE AGREEMENT - 0.5%
(Cost $366,000)
$ 366,000       Agreement with Credit Suisse First
                  Boston Corporation, 1.650% dated
                  12/31/2001, to be repurchased at
                  $366,034 on 01/02/2002, collateralized
                  by $282,353 U.S. Treasury Bond,
                  8.750% due 05/15/2017
                  (Market Value $373,330) ................ $   366,000
                                                           -----------
TOTAL INVESTMENTS (Cost $91,701,634*) .............. 99.7%  73,615,522
OTHER ASSETS AND LIABILITIES (Net) .................  0.3      191,321
                                                     ----  -----------
NET ASSETS ........................................ 100.0% $73,806,843
                                                    =====  ===========

-------------------
*  Aggregate cost for federal tax purposes is $93,870,872.

** These securities or a partial position of these securities are on loan at December 31, 2001, and have an aggregate market value of $3,206,378, representing 4.3% of the total net assets of the Fund (Collateral Value $8,237,260) (note 7).

+  Non-income producing security.

++ Investments in the Information Technology sector as of December 31, 2001 are
   44.0% of the total net assets (note 11).

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2001


        SHARES                                                           VALUE
        ------                                                           -----
COMMON STOCKS - 95.2%
   JAPAN - 20.1%+++
       4,000   ACOM Company Ltd.++ ................................   $  291,470
       4,900   Advantest Corporation ..............................      277,415
      15,000   Aeon Company Ltd. ..................................      338,776
       3,000   Aiful Corporation ..................................      194,110
       5,500   Chubu Electric Power Company Inc. ..................       99,039
      22,000   Chugai Pharmaceutical Company Ltd.** ...............      254,982
      21,000   Daiwa Securities Group Inc. ........................      110,400
       2,000   Fuji Soft ABC Inc. .................................       79,658
       4,000   Furukawa Electric Company Ltd. .....................       21,242
       1,000   Hirose Electric Company Ltd. .......................       68,137
       4,000   Hoya Corporation ...................................      238,974
      30,000   Japan Airlines Company Ltd. ........................       71,875
         880   Keyence Corporation ................................      146,309
       2,000   Matsushita Communication Industrial
                  Company Ltd. ....................................       54,174
      31,000   Mitsubishi Estate Company Ltd. .....................      226,835
      48,000   Mitsubishi Heavy Industries Ltd. ...................      128,186
      69,000   Mitsubishi Motors Corporation+ .....................      116,878
      38,000   Mitsui Fudosan Company Ltd. ........................      289,944
      69,000   Mitsui Sumitomo Insurance Company Ltd. .............      323,783
       5,600   Murata Manufacturing Company Ltd. ..................      335,846
      55,000   NEC Corporation ....................................      561,079
      25,000   Nikko Cordial Corporation ..........................      111,590
      18,000   Nikon Corporation ..................................      138,578
       4,200   Nintendo Company Ltd. ..............................      735,465
          21   Nippon Telegraph & Telephone
                  Corporation .....................................       68,419
      69,000   Nissan Motor Company Ltd. ..........................      365,901
      18,000   Nomura Securities Company Ltd. .....................      230,734
          51   NTT DoCoMo Inc. ....................................      599,268
       3,000   Promise Company Ltd. ...............................      162,292
       2,600   Rohm Company Ltd. ..................................      337,448
      18,000   Sekisui House Ltd. .................................      130,475
       5,000   Shin-Etsu Chemical Company Ltd. ....................      179,689
      24,000   Shionogi & Company Ltd. ............................      410,194
      13,242   Sony Corporation ...................................      605,216
         500   Sony Corporation, Sponsored ADR ....................       22,550
      21,000   Sumitomo Mitsui Banking Corporation ................       88,929
       7,000   Sumitomo Realty & Development
                  Company Ltd. ....................................       32,046
      17,000   Suzuki Motor Corporation ...........................      186,006
       3,000   TDK Corporation ....................................      141,462
       4,800   Tokyo Electric Power Company Inc. ..................      102,182
      13,600   Tokyo Electron Ltd. ................................      667,236
      25,000   Tokyu Corporation** ................................       75,347
      50,000   Toray Industries Inc. ..............................      120,937
          25   UFJ Holdings, Inc.+** ..............................       55,127
       7,000   Ushio Inc. .........................................       79,101
                                                                      ----------
                                                                       9,875,304
                                                                      ----------
   UNITED KINGDOM - 17.0%
       8,800   AstraZeneca PLC ....................................   $  403,520
      34,300   AstraZeneca PLC (F) ................................    1,546,542
       2,600   AstraZeneca PLC, Sponsored ADR .....................      121,160
      33,010   BAE SYSTEMS PLC ....................................      148,694
      25,000   BG Group PLC .......................................      101,879
       1,800   BOC Group PLC ......................................       27,769
      27,800   Brambles Industries PLC+ ...........................      137,566
      38,100   Centrica PLC .......................................      123,102
      19,700   Compass Group PLC ..................................      147,659
      27,800   GKN PLC ............................................      107,220
      71,189   Granada PLC++ ......................................      148,679
      30,100   Hays PLC ...........................................       91,120
      14,100   HBOS PLC ...........................................      163,350
      29,312   Lloyds TSB Group PLC ...............................      318,252
      18,000   National Grid Group PLC ............................      112,125
      19,200   Pearson PLC ........................................      221,036
      29,700   Prudential PLC .....................................      344,077
      26,000   Reuters Group PLC ..................................      257,317
      29,000   Royal Bank of Scotland Group PLC ...................      705,701
      39,500   Shell Transport & Trading Company PLC ..............      271,347
       7,600   Shire Pharmaceuticals Group PLC+ ...................       95,126
      33,580   Smiths Group PLC ...................................      330,869
      36,000   Tate & Lyle PLC ....................................      180,762
      63,000   TI Automotive Ltd., Class A+ .......................            0
      23,000   Unilever PLC .......................................      188,796
     794,598   Vodafone Group PLC .................................    2,078,752
                                                                       ---------
                                                                       8,372,420
                                                                       ---------

   NETHERLANDS - 7.9%
      11,742   ABN-AMRO Holding NV ................................      189,127
      36,363   Aegon NV ...........................................      984,253
      21,500   ASML Holding NV (F)+ ...............................      366,575
       2,100   Hagemeyer NV .......................................       39,266
       5,000   Heineken Holding NV, Class A .......................      142,460
      16,500   Heineken NV ........................................      625,698
       4,800   ING Groep NV .......................................      122,402
       1,400   Koninklijke (Royal) Philips Electronics NV .........       40,754
      11,400   Koninklijke (Royal) Philips Electronics NV (F) .....      338,817
       6,500   Koninklijke Luchtvaart Maatschappij NV (KLM) .......       74,889
       6,000   Royal Dutch Petroleum Company ......................      303,974
         300   Royal Dutch Petroleum Company (F) ..................       14,706
       6,100   STMicroelectronics NV ..............................      193,187
       2,000   STMicroelectronics NV (F) ..........................       64,196
       4,600   Unilever NV ........................................      269,704
       3,500   VNU NV .............................................      107,544
                                                                       ---------
                                                                       3,877,552
                                                                       ---------


                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2001


        SHARES                                                           VALUE
        ------                                                           -----
COMMON  STOCKS - (continued)
  SWITZERLAND - 7.8%
      20,295   Compagnie Financiere Richemont AG, Units ............  $  377,103
       9,880   Credit Suisse Group .................................     421,315
       2,254   Holcim Ltd., Class B ................................     486,019
       1,890   Nestle SA ...........................................     402,978
      13,520   Novartis AG .........................................     488,589
       3,000   Roche Holding AG ....................................     214,119
       7,500   Swiss Reinsurance Company ...........................     754,386
       1,066   Swisscom AG .........................................     295,346
       7,740   UBS AG ..............................................     390,662
                                                                      ----------
                                                                       3,830,517
                                                                      ----------
  FRANCE - 5.9%
       3,300   Accor SA ............................................     119,968
       5,600   Altadis SA ..........................................      95,135
      20,400   Bouygues SA++ .......................................     668,423
         800   Groupe Danone .......................................      97,585
       1,300   L'Air Liquide SA ....................................     182,189
       4,200   Michelin (CGDE), Class B ............................     138,552
      14,500   Sanofi-Synthelabo SA ................................   1,081,896
       3,000   Schneider Electric SA ...............................     144,241
       6,600   Societe Television Francaise 1 ......................     166,833
       3,800   Vivendi Universal SA ................................     208,081
                                                                      ----------
                                                                       2,902,903
                                                                      ----------
  HONG KONG - 5.1%+++
     496,500   Amoy Properties Ltd.** ..............................     512,555
      64,000   Cheung Kong Holdings Ltd. ...........................     664,798
      81,000   China Mobile (Hong Kong) Ltd.+ ......................     285,136
      48,000   Hutchison Whampoa Ltd. ..............................     463,204
     145,000   Johnson Electric Holdings Ltd. ......................     152,478
      68,000   Li & Fung Ltd. ......................................      76,303
     160,000   Shangri-La Asia Ltd.++ ..............................     125,163
      45,500   Swire Pacific Ltd., Class A .........................     247,985
                                                                      ----------
                                                                       2,527,622
                                                                      ----------
  FINLAND - 3.9%
      63,400   Nokia Oyj ...........................................   1,634,787
       2,400   Nokia Oyj, Sponsored ADR ............................      58,872
       7,100   UPM-Kymmene Oyj .....................................     235,482
                                                                      ----------
                                                                       1,929,141
                                                                      ----------
  GERMANY - 3.6%
       5,000   Aixtron AG ..........................................     113,300
         400   Allianz AG ..........................................      94,736
       8,400   Bayerische Motoren Werke (BMW) AG ...................     292,809
      13,300   DaimlerChrysler AG ..................................     572,561
       3,900   Epcos AG ............................................     192,722
       6,300   Infineon Technologies AG ............................     128,735
         900   Infineon Technologies, ADR ..........................      18,270
      10,200   Metro AG ............................................     361,911
                                                                      ----------
                                                                       1,775,044
                                                                      ----------
  SINGAPORE - 3.5+++
      17,000   DBS Group Holdings Ltd. .............................     127,051
      43,000   DBS Group Holdings, ADR++ ...........................     321,210
      17,000   Singapore Airlines Ltd. .............................     101,273
      14,000   Singapore Press Holdings Ltd. .......................     165,286
     139,000   Singapore Technologies Engineering Ltd. .............     176,902
      64,000   Singapore Telecommunications Ltd.+,++ ...............      60,313
     659,000   Singapore Telecommunications Ltd. (F)++ .............     626,050
      21,000   United Overseas Bank Ltd. (F) .......................     144,435
                                                                      ----------
                                                                       1,722,520
                                                                      ----------
  AUSTRALIA - 3.2%+++
      16,100   Australia & New Zealand Banking Group Ltd. ..........     146,771
     121,472   BHP Billiton Ltd. ...................................     652,891
      88,019   Foster's Brewing Group Ltd. .........................     218,971
      17,837   News Corporation Ltd. ...............................     142,637
         600   News Corporation Ltd., Sponsored ADR ................      19,086
      35,435   QBE Insurance Group, Ltd.++ .........................     139,306
      26,000   WMC Ltd. ............................................     127,408
      25,400   Woolworths Ltd. .....................................     146,142
                                                                      ----------
                                                                       1,593,212
                                                                      ----------
  CANADA - 3.2%
      17,200   Abitibi-Consolidated Inc. ...........................     125,315
       2,700   Alcan Aluminium Ltd. ................................      96,667
      27,700   Bombardier Inc., Class B ............................     286,326
      11,000   Inco Ltd.+ ..........................................     186,404
       4,300   Magna International Inc., Class A ...................     272,343
      15,500   Nortel Networks Corporation .........................     116,250
       1,400   Suncor Energy Inc. ..................................      45,957
      12,600   Thomson Corporation .................................     381,648
       5,900   Zarlink Semiconductor Inc.+ .........................      65,607
                                                                      ----------
                                                                       1,576,517
                                                                      ----------
  SWEDEN - 2.3%
      13,800   Assa Abloy AB, B Shares .............................     198,652
      34,700   Ericsson LM, B Shares ...............................     188,557
      18,400   Ericsson LM, Sponsored ADR ..........................      96,048
      19,700   ForeningsSparbanken AB ..............................     244,144
      26,700   Svenska Handlesbanken AB, A Shares ..................     391,985
                                                                      ----------
                                                                       1,119,386
                                                                      ----------
  SOUTH KOREA - 2.2%+++
      12,690   Hyundai Motor Company Ltd., GDR++ ...................     129,438
       2,885   Samsung Electronics Company Ltd. ....................     612,802
       2,810   Samsung Electronics Company Ltd., GDR** .............     325,117
                                                                      ----------
                                                                       1,067,357
                                                                      ----------


                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2001


        SHARES                                                           VALUE
        ------                                                           -----
COMMON  STOCKS  -       (CONTINUED)
      IRELAND -1.9%
      15,000   Allied Irish Banks PLC ............................   $   173,623
       9,797   Allied Irish Banks PLC(F) .........................       113,399
      22,231   CRH PLC ...........................................       392,514
       2,500   Elan Corporation PLC, Sponsored ADR+ ..............       112,650
      14,000   Irish Life & Permanent PLC ........................       142,104
                                                                     -----------
                                                                         934,290
                                                                     -----------
      MEXICO -1.8%
      14,100   America Movil SA de C.V., Series L, ADR ...........       274,668
      17,100   Telefonos de Mexico SA, Class L, Sponsored ADR ....       598,842
                                                                     -----------
                                                                         873,510
                                                                     -----------
      SPAIN -1.6%
      22,500   Banco Bilbao Vizcaya
               Argentaria SA** ...................................       278,465
      16,100   Industria de Diseno Textil SA+ ....................       306,914
       9,544   Telefonica SA+ ....................................       127,721
       1,939   Telefonica SA, Sponsored ADR+ .....................        77,715
                                                                     -----------
                                                                         790,815
                                                                     -----------
      ITALY -1.6%
      13,300   Assicurazioni Generali SpA ........................       369,470
      31,050   Eni SpA ...........................................       389,258
                                                                     -----------
                                                                         758,728
                                                                     -----------
      TAIWAN -1.1%+++
      32,181   Taiwan Semiconductor Manufacturing Company Ltd.,
                  Sponsored ADR+ .................................       552,548
                                                                     -----------
      NORWAY -0.8%
       3,400   Norsk Hydro ASA ...................................       142,531
      39,300   Statoil ASA+ ......................................       269,470
                                                                     -----------
                                                                         412,001
                                                                     -----------
      RUSSIA -0.3%
       3,000   OAO Lukoil Holdings, Sponsored ADR ................       146,981
                                                                     -----------
     PORTUGAL -0.2%
      14,700   Telecel-Comunicacoes Pessoais SA ..................       117,797
                                                                     -----------
      GREECE -0.2%
       5,100   Hellenic Telecommunications
               Organization SA ...................................        83,099
                                                                     -----------
               Total Common Stocks
                  (Cost $51,093,277) .............................    46,839,264
                                                                     -----------
PREFERRED STOCK -0.4%
  (Cost $201,663)

        SOUTH KOREA -0.4%+++
       2,300   Samsung Electronics Company Ltd. ..................   $   198,744

CONVERTIBLE PREFERRED STOCK -0.2%
   (Cost $338,711)

        JAPAN -0.2%+++
  36,000,000   Sanwa International Finance Bermuda Trust,
                  Conv. Pfd., 1.250% due 08/01/2005(F) ...........       106,097
                                                                     -----------



   PRINCIPAL
     AMOUNT
   ---------
CONVERTIBLE BOND -0.1%
   (Cost $42,792)

     LUXEMBOURG -0.1%
$     44,000   Hellenic Exchangeable Finance SCA, Conv. Secured
                  Bonds,
                  2.000% due 08/02/2005++ ........................        42,092
                                                                     -----------

REPURCHASE AGREEMENT -3.6%
   (Cost $1,745,000)
   1,745,000   Agreement with Credit Suisse First
                  Boston Corporation, 1.650% dated
                  12/31/2001, to be repurchased at
                  $1,745,160 on 01/02/2002, collateralized
                  by $1,346,190 U.S. Treasury Bond,
                  8.750% due 05/15/2017
                  (Market Value $1,779,950) ......................     1,745,000
                                                                     -----------
TOTAL INVESTMENTS (Cost $53,421,443*) ......................  99.5%   48,931,197
OTHER ASSETS AND LIABILITIES (Net) .........................   0.5       246,664
                                                             -----   -----------
NET ASSETS ................................................. 100.0%  $49,177,861
                                                             =====   ===========

--------------
*   Aggregate cost for federal tax purposes $53,468,442.

** These securities or a partial position of these securities are on loan at December 31, 2001, and have an aggregate market value of $1,238,355, representing 2.5% of the total net assets of the Fund (Collateral Value $1,305,078) (note 7).

+   Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933.

+++ Investments in the areas of the Pacific Rim as of December 31, 2001 are 35.8% of the total net assets (note 11).


                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2001

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS



         U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                                                            NET
                       CONTRACTS TO RECEIVE             UNREALIZED
            -----------------------------------------  APPRECIATION/
EXPIRATION        LOCAL         VALUE IN  IN EXCHANGE  (DEPRECIATION)
  DATE          CURRENCY         U.S.$     FOR U.S.$   OF CONTRACTS
----------  -----------------   --------  -----------  -------------
01/15/2002  EUR       169,957   151,242     152,135    $    (893)
01/18/2002  EUR       394,268   350,808     354,537       (3,729)
01/23/2002  EUR       318,150   283,018     283,952         (934)
01/28/2002  EUR       358,342   318,702     313,616        5,086
02/08/2002  EUR       210,762   187,368     188,000         (632)
02/19/2002  EUR       245,101   217,805     214,907        2,898
02/21/2002  EUR       356,256   316,557     310,262        6,295
02/28/2002  CHF       315,907   190,272     190,885         (613)
02/28/2002  EUR       440,868   391,638     395,748       (4,110)
02/28/2002  JPY    33,615,750   257,225     285,000      (27,775)
03/07/2002  EUR       120,101   106,662     106,090          572
03/18/2002  EUR       673,989   598,323     564,295       34,028
03/22/2002  EUR        67,029    59,495      59,672         (177)
03/25/2002  CHF       316,770   190,814     200,924      (10,110)
03/26/2002  EUR        93,277    82,780      80,909        1,871
03/27/2002  CHF       327,704   197,377     199,078       (1,701)
03/28/2002  EUR     1,112,769   987,472     929,978       57,494
04/26/2002  EUR       762,881   676,375     673,134        3,241
05/28/2002  EUR       159,172   140,987     140,794          193
06/20/2002  CHF       166,528   100,301     102,032       (1,731)
                                                      ----------
                                                      $ (59,273)
                                                      ----------




         U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                                            NET
                       CONTRACTS TO DELIVER             UNREALIZED
            -----------------------------------------  APPRECIATION/
EXPIRATION        LOCAL         VALUE IN  IN EXCHANGE  (DEPRECIATION)
  DATE          CURRENCY         U.S.$     FOR U.S.$   OF CONTRACTS
----------  -----------------   --------  -----------  -------------
01/15/2002  JPY    18,462,510   140,980     152,136    $ 11,156
01/18/2002  JPY    42,904,260   327,668     354,537      26,869
01/23/2002  CAD       181,481   113,671     115,067       1,396
01/23/2002  JPY    20,480,750   156,454     168,885      12,431
01/28/2002  JPY    38,973,375   297,795     313,617      15,822
02/19/2002  JPY    26,132,760   199,883     214,907      15,024
02/21/2002  JPY    38,258,460   292,657     310,262      17,605
02/28/2002  JPY    70,808,161   541,819     586,634      44,815
03/07/2002  CAD       166,653   104,364     106,090       1,726
03/18/2002  EUR       107,535    95,462      96,592       1,130
03/18/2002  JPY    80,765,225   618,574     660,888      42,314
03/22/2002  JPY     7,644,000    58,557      59,672       1,115
03/25/2002  SEK     2,119,986   201,189     200,923        (266)
03/26/2002  GBP        57,216    82,867      80,910      (1,957)
03/27/2002  JPY    25,502,000   195,408     199,079       3,671
03/28/2002  JPY   115,383,100   884,162     929,979      45,817
04/04/2002  JPY    37,698,250   288,979     287,050      (1,929)
04/26/2002  GBP       474,001   685,320     673,134     (12,186)
05/28/2002  JPY    16,920,050   130,098     140,795      10,697
06/20/2002  HKD       795,773   101,994     102,032          38
                                                      ----------
                                                      $ 235,288
                                                      ----------
Net Unrealized Appreciation of Forward
   Foreign Currency Contracts ......................  $ 294,561
                                                      ==========


As of December 31, 2001, sector diversification was as follows:

                                           % OF
      SECTOR DIVERSIFICATION            NET ASSETS    VALUE
 ----------------------------------     ---------- -----------
COMMON STOCKS
Utilities/Telecommunications .........     17.5%   $ 8,612,290
Health Care Products .................     10.1      4,967,752
Electronics/Semiconductors ...........      9.5      4,679,884
Banks/Savings & Loan .................      8.9      4,364,667
Basic Industry .......................      8.2      4,020,854
Insurance ............................      6.4      3,152,115
Consumer Staples .....................      5.6      2,726,503
Transportation .......................      4.0      1,986,978
Financial Services ...................      3.9      1,934,187
Real Estate Investment Trusts (REIT's)      3.5      1,726,178
Oil & Gas ............................      3.1      1,543,572
Media ................................      2.9      1,436,500
Consumer Durables ....................      2.3      1,137,811
Retail Sales .........................      2.0      1,007,600
Leisure ..............................      1.5        735,465
Aerospace/Defense ....................      1.3        611,921
Other ................................      4.5      2,194,987
                                          -----    -----------
TOTAL COMMON STOCKS ..................     95.2     46,839,264
PREFERRED STOCK ......................      0.4        198,744
CONVERTIBLE PREFERRED STOCK ..........      0.2        106,097
CONVERTIBLE BOND .....................      0.1         42,092
REPURCHASE AGREEMENT .................      3.6      1,745,000
                                          -----    -----------
TOTAL INVESTMENTS ....................     99.5     48,931,198
OTHER ASSETS AND LIABILITIES (Net) ...      0.5        246,663
                                          -----    -----------
NET ASSETS ...........................    100.0%   $49,177,861
                                          =====    ===========


                GLOSSARY OF TERMS

ADR    --  American Depository Receipt
CAD    --  Canadian Dollar
CHF    --  Swiss Francs
EUR    --  EURO
(F)    --  Foreign Shares
GBP    --  Great Britain Pound Sterling
GDR    --  Global Depository Receipt
HKD    --  Hong Kong Dollar
JPY    --  Japanese Yen
SEK    --  Swedish Krona


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

SHORT TERM INCOME FUND

DECEMBER 31, 2001

PRINCIPAL
AMOUNT                                                            VALUE
---------                                                         -----

CORPORATE BONDS AND NOTES - 50.1%

FINANCIAL SERVICES - 9.8%
$1,500,000         Boeing Capital Corporation, Sr. Note,
                        5.650% due 05/15/2006                    $1,499,649
 1,000,000         Goldman Sachs Group L.P., Note,
                        7.800% due 07/15/2002++                   1,022,790
   325,000         Merrill Lynch & Company Inc., Series B,
                        Note, 8.300% due 11/01/2002                 339,845
 2,000,000         Norwest Financial Inc., Sr. Note,
                        7.000% due 01/15/2003                     2,087,136
                                                                 ----------
                                                                  4,949,420
                                                                 ----------

TRANSPORTATION - 7.3%
 1,500,000         Rollins Truck Leasing Corporation, Deb.,
                        8.375% due 02/15/2007                     1,698,762
 2,000,000         Southwest Airlines Company, Pass-thru
                        Certificates, 5.496% due 11/01/2006       1,970,531
                                                                 ----------
                                                                  3,669,293
                                                                 ----------

BANKS - 5.6%
 1,500,000         MBNA America Bank NA, Note,
                        6.500% due 06/20/2006++                   1,473,343
   250,000         Southern National Corporation, Sub. Note,
                        7.050% due 05/23/2003                       263,201
 1,000,000         Wachovia Corporation, Sr. Unsub. Note,
                        6.700% due 06/21/2004**                   1,057,407
                                                                 ----------
                                                                  2,793,951
                                                                 ----------

HEALTH CARE - 5.4%
   750,000         Aetna Inc., Sr. Note,
                        7.375% due 03/01/2006***                    752,655
   500,000         Athena Neurosciences Finance LLC,
                        Company Guarantee,
                        7.250% due 02/21/2008                       521,609
 1,500,000         Tenet Healthcare Corporation, Note,
                        5.375% due 11/15/2006++                   1,468,716
                                                                 ----------
                                                                  2,742,980
                                                                 ----------

INFORMATION TECHNOLOGY - 4.9%
 1,500,000         Analog Devices, Inc., Conv. Sub. Note,
                        4.750% due 10/01/2005++***                1,426,875
 1,000,000         Computer Science Corporation, Note,
                        6.750% due 06/15/2006**                   1,042,595
                                                                 ----------
                                                                  2,469,470
                                                                 ----------

UTILITIES - 4.1%
 1,000,000         United Illuminating Company, Note,
                        6.000% due 12/15/2003                     1,025,991
 1,000,000         Wisconsin Electric Power Company, Deb.,
                        6.625% due 12/01/2002                     1,035,580
                                                                 ----------
                                                                  2,061,571
                                                                 ----------

REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 3.6%
 1,000,000         Nationwide Health Properties Inc., Note,
                        9.750% due 03/20/2008                     1,061,197
$  600,000         Sun Communities Inc., Sr. Note,
                        7.625% due 05/01/2003                    $  624,580
   100,000         SUSA Partnership L.P., Note,
                        7.125% due 11/01/2003***                    105,484
                                                                 ----------
                                                                  1,791,261
                                                                 ----------

RETAIL SALES - 3.0%
 1,150,000         Dayton Hudson Corporation, Deb.,
                        8.500% due 12/01/2022                     1,242,735
   250,000         Federated Department Stores Inc., Bond,
                        6.790% due 07/15/2027                       259,414
                                                                 ----------
                                                                  1,502,149
                                                                 ----------

CONSUMER STAPLES - 2.3%
 1,000,000         ConAgra Inc., Sr. Note,
                        9.875% due 11/15/2005***                  1,160,165
                                                                 ----------

ADVERTISING AGENCIES - 2.1%
 1,000,000         Interpublic Group Companies, Inc., Note,
                         7.875% due 10/15/2005***                 1,052,508
                                                                 ----------

MEDIA/TELECOMMUNICATIONS - 1.5%
   500,000         TELUS Corporation, Note,
                        7.500% due 06/01/2007**                     526,768
   250,000         US West Capital Funding Inc., Company
                        Guarantee,
                        6.125% due 07/15/2002                       253,224
                                                                 ----------
                                                                    779,992
                                                                 ----------

CHEMICALS - 0.5%
   100,000         Equistar Chemicals L.P., Note,
                        9.125% due 03/15/2002                       100,197
   150,000         Lyondell Petrochemical Company, MTN,
                        9.750% due 09/04/2003++                     152,639
                                                                 ----------
                                                                    252,836
                                                                 ----------

                   Total Corporate Bonds and Notes
                   (Cost $24,574,113)                            25,225,596
                                                                 ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.9%
 1,750,000         Federal Home Loan Mortgage Corporation,
                        Note,
                        6.875% due 01/15/2005**                   1,893,997
 3,000,000         Federal National Mortgage Association, Note,
                        4.750% due 03/15/2004                     3,090,177
                                                                 ----------
                   Total U.S. Government Agency Obligations
                        (Cost $4,723,617)                         4,984,174
                                                                 ----------


ASSET-BACKED SECURITIES - 9.7%
   846,420         ANRC Auto Owner Trust, 1999-A A3,
                        6.750% due 12/15/2003                         855,506
 1,000,000         Conseco Finance Lease, LLC, 2000-1 A4,
                        7.480% due 08/20/2005                       1,044,422
   753,788         FFCA Secured Lending Corporation, 1999-2
                        WA1A,
                        7.130% due 02/18/2009++                       777,579
                   Green Tree Financial Corporation:
   250,000              1995-1 B2,
                        9.200% due 06/15/2025                         196,618

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND

DECEMBER 31, 2001

PRINCIPAL
  AMOUNT                                                            VALUE
---------                                                           -----
ASSET-BACKED SECURITIES - (CONTINUED)
                  Green Tree Financial Corporation - (continued):

$  105,786          1995-6 B1,
                    7.700% due 09/15/2026                       $   108,894
   165,000        Green Tree Home Improvement, 1995-D B2,
                    7.450% due 09/15/2025                           160,378
   199,199        Mid-State Trust, Series 4-A,
                    8.330% due 04/01/2030                           215,066
 1,500,000        Providian Master Trust, 1997-4 A,
                    6.250% due 06/15/2007                         1,527,818
                                                                 ----------
                  Total Asset-Backed Securities
                    (Cost $4,822,756)                             4,886,281
                                                                 ----------

U.S. TREASURY NOTES - 8.8%
 1,250,000          3.000% due 11/30/2003**                       1,251,270
 3,000,000          6.000% due 08/15/2004**                       3,185,157
                                                                -----------
                  Total U.S. Treasury Notes
                    (Cost $4,437,866)                             4,436,427
                                                                -----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 7.0%
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 4.6%
 1,297,598        6.500% due 01/01/2014                           1,326,239
   790,673        8.000% due 05/01/2027                             843,781
   115,946        8.500% due 11/01/2017                             125,829
                                                                -----------
                  Total FNMAs (Cost $2,224,431)                   2,295,849
                                                                -----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 1.7%
   160,280        8.000% due 06/15/2009-08/15/2012                  170,049
   115,117        9.000% due 12/15/2020-04/20/2025                  125,646
   458,465        10.000% due 12/15/2017-04/15/2025                 519,196
    43,521        11.000% due 12/15/2015                             50,418
                                                                -----------
                  Total GNMAs (Cost $829,536)                       865,309
                                                                -----------
   ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 0.5%
                  Federal Home Loan Mortgage Corporation (FHLMC):
    78,014          5.666% due 11/01/2035+                           79,441
    39,661          6.407% due 11/01/2021+                           40,306
                  Federal National Mortgage Association (FNMA):
    68,330          5.591% due 04/01/2019+                           69,606
    43,986          6.170% due 11/01/2021+                           44,812
     6,556          6.303% due 11/01/2022+                            6,680
    25,912          6.920% due 01/01/2019+                           26,930
                                                                -----------
                  Total ARMSs (Cost $264,114)                       267,775
                                                                -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.2%
             (Cost $78,615)
    73,659        9.500% due 08/01/2016                              81,425
                                                                -----------
                  Total U.S. Government Agency Mortgage-
                    Backed Securities
                   (Cost $3,396,696)                              3,510,358
                                                                -----------

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 6.9%
$   10,462        Countrywide Funding Corporation, 1994-1 A3,
                    6.250% due 03/25/2024                       $    10,588
 1,244,752        Norwest Asset Securities Corporation,
                    1994-4 A1,
                    6.500% due 03/26/2029                         1,274,209
 2,072,000        Prudential Home Mortgage Securities,
                    1993-18 A6,
                    7.000% due 06/25/2023                         2,133,072
    69,826        Residential Funding Mortgage Security I,
                    1995-S14 A8,
                    7.500% due 09/25/2025                            69,874
                                                                -----------
                  Total CMOs (Cost $3,391,665)                    3,487,743
                                                                -----------

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 2.7%
   746,358        GMAC Commercial Mortgage Securities Inc.,
                    1999-CTL1, Class A,
                    7.151% due 02/15/2008++                         772,014
   588,013        Morgan Stanley Capital I, 1999-CAMI A1,
                    6.540% due 04/15/2004                           611,138
                                                                -----------
                  Total CMBSs (Cost $1,331,918)                   1,383,152
                                                                -----------
REPURCHASE AGREEMENT - 3.8%
  (Cost $1,919,000)
 1,919,000        Agreement with Credit Suisse First
                    Boston Corporation, 1.650% dated
                    12/31/2001, to be repurchased at
                    $1,919,176 on 01/02/2002, collateralized
                    by $1,480,423 U.S. Treasury Bond,
                    8.750% due 05/15/2017
                    (Market Value $1,957,435)                     1,919,000
                                                                -----------
TOTAL INVESTMENTS (Cost $48,597,631*)                  98.9%     49,832,731
OTHER ASSETS AND LIABILITIES (Net)                      1.1         529,878
                                                      -----     -----------
NET ASSETS                                            100.0%    $50,362,609
                                                      =====     ===========

--------------
*    Aggregate cost for federal tax purposes.

** These securities or a partial position of these securities are on loan at December 31, 2001, and have an aggregate market value of $8,957,194, representing 17.8% of the total net asset the Fund (Collateral Value $9,228,901) (note 7).

***  Security pledged as collateral for futures contract.

+ Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2001.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933.


                               GLOSSARY OF TERMS
               MTN --  Medium Term Note

NUMBER  OF                                             UNREALIZED
CONTRACTS                                 VALUE      (DEPRECIATION)
----------                                -----      --------------
FUTURES CONTRACTS-SHORT POSITION
  35      U.S. 5  Year Treasury Note,
              March 2002                $3,703,985     $(3,253)
                                        ==========     ========

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT SECURITIES FUND

DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 55.6%
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 21.7%
$   544,334         5.500% due 12/01/2008                       $   548,496
  4,414,608         6.000% due 01/01/2013-05/01/2031              4,376,699
  8,676,555         6.500% due 11/01/2016-10/01/2031              8,792,510
 10,569,341         7.000% due 04/01/2008-06/01/2031             10,810,712
  1,874,841         7.500% due 02/01/2031                         1,938,916
  2,031,918         8.000% due 07/01/2007-12/01/2030              2,121,742
    992,403         8.500% due 07/01/2029                         1,056,218
    281,634         8.750% due 01/01/2013                           300,006
                                                                -----------
                  Total FHLMCs (Cost $29,703,704)                29,945,299
                                                                -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 20.3%
  4,349,430         6.000% due 05/01/2031-08/01/2031              4,260,267
 10,316,482         6.500% due 11/01/2028-06/01/2031             10,354,958
  4,623,244         7.000% due 08/01/2028-04/01/2029              4,725,814
  1,678,075         7.500% due 11/01/2029                         1,738,864
  2,202,030         8.000% due 05/01/2022-09/01/2027              2,344,208
  2,351,210         8.500% due 02/01/2023-10/01/2027              2,535,909
  1,855,833         9.000% due 09/01/2030                         1,973,691
                                                                -----------
                  Total FNMAs (Cost $27,346,497)                 27,933,711
                                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 13.6%
    773,267         6.000% due 02/20/2029                           756,121
  5,521,771         6.500% due 03/20/2031-04/20/2031              5,524,946
  5,404,808         7.000% due 01/15/2028-06/20/2031              5,527,591
  3,251,365         7.500% due 01/15/2023-11/15/2023              3,401,044
  1,085,336         7.750% due 12/15/2029                         1,130,636
  2,237,443         8.000% due 07/15/2026-06/20/2030              2,339,182
     19,941         9.000% due 08/15/2021                            21,831
                                                                -----------
                  Total GNMAs (Cost $18,333,597)                 18,701,351
                                                                -----------
                  Total U.S. Government Agency Mortgage-
                    Backed Securities
                    (Cost $75,383,798)                           76,580,361
                                                                -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 20.8%
  3,000,000       Federal National Mortgage Association,
                    Grantor Trust, Series 2000-T5, Class B,
                    7.300% due 05/25/2010                         3,242,246
                  Federal National Mortgage Association,
                    REMIC, Pass-through Certificates:
    249,086         Series 1989-90, Class E,
                    8.700% due 12/25/2019                           268,774
  6,658,186         Series 1992-55, Class DZ,
                    8.000% due 04/25/2022                         6,997,987
  7,762,949         Series 1992-83, Class X,
                    7.000% due 02/25/2022                         8,036,158
  3,000,000         Series 2000-31, Class PC,
                    7.500% due 08/25/2029                         3,090,866
  2,500,000       Government National Mortgage Association,
                    Series 2000-16, Class PB,
                    7.500% due 02/16/2028                         2,603,513
    319,949       Residential Funding Mortgage Security,
                    Series 1992-S39, Class A8,
                    7.500% due 11/25/2007                           319,416
  3,853,000       Vendee Mortgage Trust, Series 2000-2,
                    Class G,
                    7.500% due 10/15/2009                         4,100,407
                                                                -----------
                  Total CMOs (Cost $26,502,935)                  28,659,367
                                                                -----------

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.1%
$ 2,000,000       Federal Farm Credit Bank, Note,
                    5.700% due 06/18/2003                      $  2,065,240
                  Federal Home Loan Bank:
                    Bond:
  2,000,000         5.125% due 03/06/2006**                       2,035,198
  1,000,000         6.135% due 02/17/2009                         1,004,912
  2,500,000         6.500% due 08/14/2009                         2,654,743
  3,000,000         7.375% due 02/12/2010                         3,351,831
  1,000,000         MTN,
                    5.705% due 03/19/2003                         1,038,312
                  Federal National Mortgage Association:
  1,800,000         Bond,
                    6.250% due 05/15/2029**                       1,800,983
  2,000,000         Sub. Note,
                    6.250% due 02/01/2011                         2,037,774
  2,000,000       Housing Urban Development, Series 99-A,
                    Government Guarantee,
                     6.160% due 08/01/2011                        2,003,914
                                                               ------------
                  Total U.S. Government Agency Obligations
                    (Cost $17,620,822)                           17,992,907
                                                               ------------
 U.S. TREASURY OBLIGATIONS - 7.1%
     U.S. TREASURY NOTES - 3.6%
  2,000,000         5.750% due 08/15/2010**                       2,100,158
  2,000,000         5.875% due 11/15/2004**                       2,118,282
    350,000         6.250% due 02/15/2007**                         378,274
    325,000         6.625% due 03/31/2002                           328,999
                                                               ------------
                                                                  4,925,713
                                                               ------------
     U.S. TREASURY BONDS - 3.5%
  3,000,000         5.000% due 08/15/2011**                       2,993,439
  1,300,000         6.250% due 08/15/2023**                       1,376,579
    300,000         12.750% due 11/15/2010**                        390,305
                                                               ------------
                                                                  4,760,323
                                                               ------------
                  Total U.S. Treasury Obligations
                    (Cost $9,745,364)                             9,686,036
                                                               ------------
REPURCHASE AGREEMENT - 2.6%
  (Cost $3,599,000)
  3,599,000       Agreement with Credit Suisse First
                    Boston Corporation, 1.650%, dated
                    12/31/2001, to be repurchased at
                    $3,599,330 on 01/02/2002, collateralized
                    by $2,776,469 U.S. Treasury Bond,
                    8.750% due 05/15/2017
                   (Market Value $3,671,082),                     3,599,000
                                                               ------------
TOTAL INVESTMENTS (Cost $132,851,919*)             99.2%        136,517,671
OTHER ASSETS AND LIABILITIES (Net)                  0.8           1,139,931
                                                  -----        ------------
NET ASSETS                                        100.0%       $137,657,602
                                                  =====        ============

--------------
*    Aggregate cost for federal tax purposes.

** These securities or a partial position of these securities are on loan at December 31, 2001, and have an aggregate market value of $13,193,217, representing 9.6% of the total net assets of the Fund (Collateral Value $13,608,747) (note 7).

                               GLOSSARY OF TERMS
           MTN    -- Medium Term Note
           REMIC  -- Real Estate Mortgage Investment Conduit


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INCOME FUND

DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
CORPORATE BONDS AND NOTES - 71.1%
   MEDIA/TELECOMMUNICATIONS - 9.6%
$ 1,500,000       Comcast Cable Communications Inc., Sr. Note,
                    7.125% due 06/15/2013                       $ 1,543,409
  2,500,000       Cox Communications Inc., Note,
                    7.875% due 08/15/2009                         2,687,885
  4,000,000       Deutsche Telephone Finance, Bond,
                    8.000% due 06/15/2010**                       4,384,356
  1,200,000       News America Holdings Inc., Sr. Deb.,
                    8.000% due 10/17/2016                         1,273,867
  1,700,000       Northern Telecom Capital, Sub. Note,
                    7.400% due 06/15/2006                         1,451,958
  1,000,000       TELUS Corporation, Note,
                    8.000% due 06/01/2011                         1,062,935
    300,000       Time Warner Inc., Deb.,
                    9.150% due 02/01/2023                           361,549
  2,000,000       Vodafone Group, PLC, Note,
                    7.750% due 02/15/2010                         2,199,938
                                                                -----------
                                                                 14,965,897
                                                                -----------
 HEALTH  CARE - 7.5%
  1,500,000       Aetna Inc., Sr. Note,
                    7.375% due 03/01/2006                         1,505,310
  2,000,000       Cardinal Health, Inc., Note,
                    6.750% due 02/15/2011                         2,080,322
  1,000,000       DVI, Inc., Sr. Note,
                    9.875% due 02/01/2004                         1,005,000
  2,000,000       HCA - The Healthcare Company, Note,
                    8.750% due 09/01/2010                         2,170,000
    250,000       HIH Capital Ltd., Conv. Note,
                    7.500% due 09/25/2006                            74,241
  5,000,000       Tenet Healthcare Corporation, Note,
                    6.375% due 12/01/2011+                        4,844,455
                                                                -----------
                                                                 11,679,328
                                                                -----------
INFORMATION TECHNOLOGY - 7.1%
  1,000,000       Adaptec Inc., Conv. Sub. Note,
                    4.750% due 02/01/2004                           933,750
  3,250,000       Analog Devices, Inc., Conv. Sub. Note,
                    4.750% due 10/01/2005                         3,091,562
  1,000,000       Arbor Software Corporation, Conv. Sub. Note,
                    4.500% due 03/15/2005                           877,500
  2,500,000       Conexant Systems Inc., Conv. Sub. Note,
                    4.000% due 02/01/2007                         1,628,125
    500,000       Cypress Semiconductor Corporation, Conv.
                    Sub. Deb.,
                    3.750% due 07/01/2005                           409,375
  2,000,000       Motorola Inc., Note,
                    7.625% due 11/15/2010**                       1,972,770
  1,500,000       Network Associates Inc., Conv. Sub. Deb.,
                    Zero coupon due 02/13/2018                      684,375
  1,000,000       S3 Inc., Conv. Sub. Note,
                    5.750% due 10/01/2003                           688,750
    500,000       TriQuint Semiconductor Inc., Conv. Sub. Note,
                    4.000% due 03/01/2007                           367,500
    500,000       Vitesse Semiconductor Corporation, Conv.
                    Sub. Deb.,
                    4.000% due 03/15/2005                           391,250
                                                                -----------
                                                                 11,044,957
                                                                -----------

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
TRANSPORTATION (EXCLUDING AUTO) - 7.0%
$ 2,000,000       Burlington Northern Santa Fe, Deb.,
                    8.125% due 04/15/2020                       $ 2,234,046
  1,000,000       Consolidated Rail Corporation, Deb.,
                    9.750% due 06/15/2020                         1,217,492
    836,507       Continental Airlines Inc., Pass-through
                    Certificates, Series 1997-4C,
                    6.800% due 07/02/2007                         776,332
                  Norfolk Southern Corporation:
  1,000,000         Bond,
                    7.800% due 05/15/2027                         1,093,739
  2,500,000         Sr. Note,
                    6.200% due 04/15/2009                         2,492,925
  2,000,000       Southwest Airlines Company, Pass-through
                    Certificates, Series A-4,
                    9.150% due 07/01/2016                         2,005,610
  1,300,000       United Air Lines Inc., Pass-through Certificates,
                    Series 1995-A2,
                    9.560% due 10/19/2018                         1,065,539
                                                                -----------
                                                                 10,885,683
                                                                -----------
FINANCIAL SERVICES - 6.3%
  1,000,000       Abbey National PLC, Sub. Note,
                    6.690% due 10/17/2005                         1,048,797
    500,000       American General Corporation, Note,
                    7.500% due 07/15/2025                           546,872
  2,500,000       Goldman Sachs Group, Inc., Bond,
                    6.875% due 01/15/2011**                       2,564,750
  1,000,000       Hartford Life Insurance Company, Deb.,
                    7.650% due 06/15/2027                         1,068,339
  1,000,000       Legg Mason, Inc., Sr. Note,
                    6.750% due 07/02/2008                         1,026,156
  2,000,000       Merrill Lynch & Company Inc., Note,
                    6.000% due 02/17/2009**                       1,994,484
  1,500,000       Morgan Stanley Dean Witter & Company,
                    Unsub. Note,
                    6.750% due 04/15/2011**                       1,537,237
                                                                -----------
                                                                  9,786,635
                                                                -----------
CONSUMER PRODUCTS/SERVICES - 5.2%
  1,750,000       Carnival Corporation, Deb.,
                    7.200% due 10/01/2023                         1,376,317
  1,000,000       Cendant Corporation, Note,
                    6.875% due 08/15/2006+                          966,871
  2,500,000       ConAgra, Inc., Sr. Note,
                    7.125% due 10/01/2026                         2,672,837
                  Mattel Inc., Note:
    500,000         6.125% due 07/15/2005                           484,764
  1,000,000         7.300% due 06/13/2011                           973,448
  1,500,000       Reed Elsevier Capital, Company Guarantee,
                    6.750% due 08/01/2011                         1,524,249
                                                                -----------
                                                                  7,998,486
                                                                -----------
INDUSTRIAL/DEFENSE - 4.6%
  1,000,000       Boeing Company, Deb.,
                    8.750% due 08/15/2021                         1,190,804

                       See Notes to Financial Statements.

INCOME FUND

DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
CORPORATE BONDS AND NOTES - (CONTINUED)
  INDUSTRIAL/DEFENSE - (CONTINUED)
                  Lockheed Martin Corporation:
$ 1,500,000         Company Guarantee,
                    7.250% due 05/15/2006                       $ 1,611,727
  2,000,000         Note,
                    8.200% due 12/01/2009                         2,253,788
    200,000       Ogden Corporation, Deb.,
                    9.250% due 03/01/2022                           120,258
  1,800,000       Praxair, Inc., Deb.,
                    8.700% due 07/15/2022                         1,899,481
                                                                -----------
                                                                  7,076,058
                                                                -----------
OIL & GAS - 4.3%
  1,200,000       ANR Pipeline Company, Deb.,
                    9.625% due 11/01/2021                         1,394,980
  1,750,000       Consolidated Natural Gas Company, Sr. Note,
                    6.850% due 04/15/2011                         1,783,604
  2,500,000       El Paso Natural Gas Company, Deb.,
                    7.500% due 11/15/2026                         2,391,638
    500,000       Petro-Canada, Deb.,
                    9.250% due 10/15/2021                           597,440
    500,000       Trans-Canada Pipeline Corporation, Deb.,
                    8.500% due 03/20/2023                           535,514
                                                                -----------
                                                                  6,703,176
                                                                -----------
BANKS - 4.1%
    400,000       Banc One Corporation, Sub. Note,
                    10.000% due 08/15/2010                          483,495
  1,000,000       Bank of America Corporation, Sub. Note,
                    7.800% due 02/15/2010                         1,095,326
     82,000       Barnett Banks, Florida, Inc., Sub. Note,
                    10.875% due 03/15/2003                           89,182
    230,000       Citicorp, Sub. Note,
                    8.625% due 12/01/2002                           242,491
  3,000,000       Citigroup, Inc., Note,
                    6.500% due 01/18/2011**                       3,091,575
  1,100,000       NCNB Corporation, Sub. Note,
                    9.375% due 09/15/2009                         1,297,175
                                                                -----------
                                                                  6,299,244
                                                                -----------
REAL ESTATE INVESTMENT TRUSTS - 4.0%
  2,500,000       Healthcare Realty Trust, Inc., Sr. Note,
                    8.125% due 05/01/2011                         2,590,695
                  Nationwide Health Properties Inc., Note:
  1,000,000         7.060% due 12/05/2006                           966,462
  2,500,000         9.750% due 03/20/2008                         2,652,993
                                                                -----------
                                                                  6,210,150
                                                                -----------
RETAIL SALES - 3.5%
  1,000,000       Fred Meyer Inc., Company Guarantee,
                    7.450% due 03/01/2008                         1,075,337
                  May Department  Stores Company, Deb.:
  1,000,000         8.375% due 10/01/2022                         1,054,822
    600,000         8.375% due 08/01/2024                           632,539
  2,500,000       Safeway Inc., Note,
                    7.500% due 09/15/2009                         2,710,910
                                                                -----------
                                                                  5,473,608
                                                                -----------

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
AUTO - 2.9%
$   400,000       Ford Holdings Inc., Company Guarantee,
                    9.300% due 03/01/2030                       $   438,520
                  Ford Motor Company, Deb.:
    600,000         8.875% due 11/15/2022                           608,308
    250,000         8.900% due 01/15/2032                           269,448
  2,000,000       Ford Motor Credit Company, Note,
                    7.375% due 10/28/2009                         1,973,290
  1,000,000       General Motors Corporation, Deb.,
                    9.400% due 07/15/2021                         1,131,130
                                                                -----------
                                                                  4,420,696
                                                                -----------
UTILITIES - 2.3%
    200,000       Duke Energy Corporation, First and Refundable
                    Mortgage,
                   6.875% due 08/01/2023                            193,160
    700,000       Florida Power & Light Company, First
                    Mortgage,
                    7.050% due 12/01/2026                           687,922
  1,100,000       Illinois Power Company, First Mortgage,
                    7.500% due 06/15/2009                         1,058,675
                  Texas Utilities Electric Company:
    150,000         First and Collateral Mortgage,
                    8.500% due 08/01/2024                           157,290
  1,500,000         First Mortgage,
                    7.875% due 04/01/2024                         1,537,397
                                                                -----------
                                                                  3,634,444
                                                                -----------
GAMING - 2.0%
    500,000       Harrah's Operating Company Inc., Company
                    Guarantee,
                    8.000% due 02/01/2011                           515,884
  2,000,000       Park Place Entertainment Corporation, Note,
                    7.500% due 09/01/2009                         1,951,248
    750,000       Riviera Holdings Corporation, Company
                    Guarantee,
                    10.000% due 08/15/2004                          585,000
                                                                -----------
                                                                  3,052,132
                                                                -----------
FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) -  0.7%
  1,000,000       United Mexican States, Bond,
                    9.875% due 02/01/2010                         1,120,000
                                                                -----------
                  Total Corporate Bonds and Notes
                    (Cost $108,073,413)                         110,350,494
                                                                -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 15.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 7.7%
  1,983,363       5.500% due 05/01/2031                           1,889,029
  4,824,346       6.000% due 03/01/2031                           4,730,271
  5,144,736       6.500% due 06/01/2029-08/01/2029                5,173,290
     94,899       9.000% due 01/01/2025                             102,746
                                                                -----------
                  Total FHLMCs (Cost $11,549,387)                11,895,336
                                                                -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED


                       See Notes to Financial Statements.
68

INCOME FUND

DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
SECURITIES - (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 4.0%
$ 2,453,061       6.500% due 05/01/2031                         $ 2,457,814
  1,586,985       7.000% due 01/01/2030                           1,620,274
  2,000,000       7.630% due 02/01/2010                           2,220,092
                                                                -----------
                  Total FNMAs (Cost $5,978,276)                   6,298,180
                                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.7%
  5,507,552       7.000% due 06/20/2031                           5,623,004
    114,168       9.000% due 02/15/2025                             123,854
                                                                -----------
                  Total GNMAs (Cost $5,680,435)                   5,746,858
                                                                -----------
                  Total U.S. Government Agency Mortgage-
                    Backed Securities
                    (Cost $23,208,098)                           23,940,374
                                                                -----------
U.S. TREASURY OBLIGATIONS - 7.2%
U.S. TREASURY NOTES - 5.7%
  6,000,000       5.500% due 05/31/2003**                         6,254,532
  2,500,000       5.625% due 05/15/2008**                         2,621,290
                                                                -----------
                                                                  8,875,822
                                                                -----------
U.S. TREASURY BOND - 1.5%
  2,250,000       5.375% due 02/15/2031**                         2,219,065
                                                                -----------
                  Total U.S. Treasury Obligations
                    (Cost $10,569,423)                           11,094,887
                                                                -----------
REPURCHASE AGREEMENT - 4.8%

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
  (Cost $7,424,000)
$ 7,424,000       Agreement with Credit Suisse First
                    Boston Corporation, 1.650%, dated
                    12/31/2001, to be repurchased at
                    $7,424,681 on 01/02/2002, collateralized
                    by $5,727,287 U.S. Treasury Bond,
                    8.750% due 05/15/2017
                    (Market Value $7,572,691)                  $  7,424,000
                                                               ------------
TOTAL INVESTMENTS (Cost $149,274,934*)             98.5%        152,809,755
OTHER ASSETS AND LIABILITIES (Net)                  1.5           2,377,471
                                                  -----        ------------
NET ASSETS                                        100.0%       $155,187,226
                                                  =====        ============

--------------
*    Aggregate cost for federal tax purposes.

** These securities or a partial position of these securities are on loan at December 31, 2001, and have an aggregate market value of $23,924,204, representing 15.4% of the total net assets of the Fund (Collateral Value $24,590,723) (note 7).

+ Security exempt from registration under Rule 144A of Securities Act of 1933.


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

MONEY MARKET FUND

DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
COMMERCIAL PAPER (DOMESTIC) - 43.4%
$ 1,200,000       American Express Credit Corporation,
                    1.820% due 02/14/2002+++                    $ 1,197,331
  1,000,000       CIT Group, Inc.,
                    2.210% due 01/18/2002+++                        998,956
  1,300,000       Citicorp,
                    1.800% due 01/09/2002+++                      1,299,480
  1,300,000       General Electric Capital Corporation,
                    1.950% due 01/10/2002+++                      1,299,366
  300,000         Goldman Sachs Group, Inc.,
                    2.060% due 01/10/2002+++                        299,846
  1,000,000       Household Finance Corporation,
                    2.180% due 02/20/2002+++                        996,972
  1,300,000       IBM Corporation,
                    1.750% due 01/10/2002+++                      1,299,431
  1,300,000       John Deere Capital Corporation,
                    1.900% due 01/16/2002+++                      1,298,971
  1,200,000       National Rural Utilities Cooperative Finance
                    Corporation,
                    2.000% due 01/11/2002+++                      1,199,333
  1,300,000       United Parcel Service, Inc.,
                    1.750% due 02/06/2002+++                      1,297,725
  1,300,000       Wells Fargo & Company,
                    1.770% due 02/06/2002+++                      1,297,699
                                                                -----------
                  Total Commercial Paper (Domestic)
                    (Cost $12,485,110)                           12,485,110
                                                                -----------
COMMERCIAL PAPER (YANKEE) - 26.1%
  1,000,000       Abbey National North America Corporation,
                    2.220% due 01/22/2002+++                        998,705
  1,300,000       ANZ (Delaware) Inc.,
                    2.030% due 02/11/2002+++                      1,296,994
  1,300,000       Deutsche Bank Finance LLC,
                    2.140% due 01/07/2002+++                      1,299,536
  1,300,000       Nestle Capital Corporation,
                    1.960% due 01/08/2002+++**                    1,299,505
  1,300,000       Sharp Electronics Corporation,
                    1.800% due 01/14/2002+++                      1,299,155
  1,300,000       Toyota Motor Credit Corporation,
                    2.100% due 01/07/2002+++                      1,299,545
                                                                -----------
                  Total Commercial Paper (Yankee)
                   (Cost $7,493,440)                              7,493,440
                                                                -----------
BANKER ACCEPTANCE NOTE (DOMESTIC) - 3.5%
  (Cost $999,137)
  1,000,000       Bank of America NA,
                    2.220% due 01/15/2002+++                        999,137
                                                                -----------
CORPORATE BONDS AND NOTES - 9.8%
    750,000       Bayerische Landesbank NY, Depository Note,
                    7.026% due 04/15/2002                           756,036
                  Everett Clinic, P.S., Note:
    300,000         2.270% due 12/01/2018++                         300,000
    500,000         2.270% due 12/01/2021++                         500,000
    750,000       First Union National Bank, Series CD,
                    Depository Note,
                    1.965% due 05/08/2002++                         750,000

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
 $  500,000       Goldman Sachs Group, Inc., Series A, MTN,
                    2.420% due 01/31/2002++**                   $   500,081
                                                                -----------
                  Total Corporate Bonds and Notes
                    (Cost $2,806,117)                             2,806,117
                                                                -----------
TAXABLE MUNICIPAL BONDS - 5.5%
                  California Housing Finance Agency, Home
                    Mortgage Revenue, Taxable Bonds:

    140,000         Series H,
                    2.070% due 08/01/2019+                          140,000
    635,000         Series M,
                    2.070% due 08/01/2019+                          635,000
    820,000       California Pollution Control Financing Authority,
                    Environmental Improvement Revenue,
                    (Shell Oil Company Project), Series B,
                    2.000% due 06/01/2038+                          820,000
                                                                -----------
                  Total Taxable Municipal Bonds
                    (Cost $1,595,000)                             1,595,000
                                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.4%
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 6.4%
                  Federal National Mortgage Association:
    850,000         3.600% due 09/27/2002                           850,000
  1,000,000         2.550% due 11/05/2002                         1,000,000
                                                                -----------
                  Total U.S. Government Agency Obligations
                    (Cost $1,850,000)                             1,850,000
                                                                -----------
REPURCHASE AGREEMENT - 5.4%
  (Cost $1,565,000)
  1,565,000       Agreement with Credit Suisse First
                    Boston Corporation, 1.650% dated
                    12/31/2001, to be repurchased at
                    $1,565,143 on 01/02/2002, collateralized
                    by $1,207,328 U.S. Treasury Bond,
                    8.750% due 05/15/2017
                    (Market Value $1,596,344)                     1,565,000
                                                                -----------
TOTAL INVESTMENTS (Cost $28,793,804*)                 100.1%     28,793,804
OTHER ASSETS AND LIABILITIES (Net)                     (0.1)        (42,034)
                                                      -----     -----------
NET ASSETS                                            100.0%    $28,751,770
                                                      =====     ===========

--------------
*    Aggregate cost for federal tax purposes.

** Security exempt from registration under Rule 144A of the Securities Act of 1933.

+ Variable rate securities payable upon demand not more than five business days' notice and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at December 31, 2001.

++ Floating rate security whose interest rate is reset periodically based on an index.

+++  Rate represents discount rate at the date of purchase.

                               GLOSSARY OF TERMS
           MTN -- Medium Term Note


                       See Notes to Financial Statements.
70

NOTES TO FINANCIAL STATEMENTS

WM VARIABLE TRUST

1. ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 11 funds ("Funds") and 5 portfolios ("Portfolios"). The following Funds are included in this report: Equity Income, Growth & Income, Growth Fund of the Northwest, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and Money Market.

WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment manager to the Funds. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc., a publicly-owned financial services company.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Fund offers two classes of shares: Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Trustees approved a change in the name of the Growth Fund of the Northwest to the West Coast Equity Fund effective on March 1, 2002. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and the U.S. Government Securities System) are valued at the mean of the current bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, and the value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments) are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees.

The investments of the Money Market Fund are valued on the basis of amortized cost, which approximates market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the effect of fluctuating interest rates on the market value of the investments is not significant. Restricted securities and certain other assets are valued by the investment advisor under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is

WM VARIABLE TRUST

delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may engage in futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." The Funds invest in futures contracts solely for the purpose of hedging existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investment transactions. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain of the Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DOLLAR ROLL TRANSACTIONS:

The Short Term Income, the U.S. Government Securities and the Income Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The values of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds,

WM VARIABLE TRUST

and the income from these investments will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to repurchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within a Fund's limitation on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001. Prior to January 1, 2001, only the Money Market Fund and Short Term Income Fund amortized bond premiums. Paydown gains and losses on mortgage-backed and asset-backed securities were presented as realized gains and losses. The cumulative effect of applying the required changes has no impact on the net assets reported in the financial statements but resulted in the following:

                                   AT DECEMBER 31, 2000              FOR THE YEAR ENDED DECEMBER  31, 2001
                                   --------------------   ------------------------------------------------------------
                                       (DECREASE)            (DECREASE)      INCREASE/(DECREASE)   INCREASE/(DECREASE)
                                      IN AMORTIZED        UNDISTRIBUTED NET     ACCUMULATED          NET UNREALIZED
                                        COST OF              INVESTMENT         NET REALIZED         APPRECIATION OF
NAME OF FUND                         SECURITIES HELD           INCOME           GAIN/(LOSS)            INVESTMENTS
------------                         ---------------      -----------------  -------------------   -------------------
Equity Income Fund ................    $ (16,656)           $  (6,744)           $  (6,071)           $  12,815
Short Term Income Fund ............           --              (31,054)              31,054                   --
U.S. Government Securities Fund ...      (66,010)            (208,443)             138,513               69,930
Income Fund .......................     (719,053)             (48,250)             349,497             (301,247)

The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect these changes in presentation.

WM VARIABLE TRUST

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of net long-term and short-term capital gains of the Funds are declared and paid annually, with the exception of the Money Market Fund from which dividends from net investment income are declared daily and paid monthly. Income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, organizational costs, dividends payable, redesignated distributions and differing characterizations of distributions made by each Fund as a whole. Net investment income per share calculations in the Financial Highlights for the year ended December 31, 2001 exclude these adjustments.

                                                         INCREASE/(DECREASE)   INCREASE/(DECREASE)
                                                          UNDISTRIBUTED NET      ACCUMULATED
                                        (DECREASE)           INVESTMENT          NET REALIZED
NAME OF FUND                          PAID-IN CAPITAL       INCOME/(LOSS)        GAIN/(LOSS)
------------                          ---------------    -------------------   ------------------
Equity Income Fund ............          $      --         $   (64,035)           $    64,035
Growth Fund of the Northwest ..               (164)            (57,069)                57,233
Growth Fund ...................           (880,821)            548,699                332,122
Small Cap Stock Fund ..........                 --             311,850               (311,850)
International Growth Fund .....                 --             711,831               (711,831)
Short Term Income Fund ........                 --              31,916                (31,916)
U.S. Government Securities Fund                 --             515,480               (515,480)
Income Fund ...................                 --           1,041,175             (1,041,175)

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income tax provision is required.

It is each Fund's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Funds based upon the relative net assets of each Fund. Operating expenses directly attributable to a class of shares are charged to the operation of that class of shares. Expenses of each Fund not directly attributable to the operation of any class of shares are prorated among the classes to which the expenses relate based upon the relative average net assets of each class of shares.

3. INVESTMENT ADVISORY, ADMINISTRATION FEES AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of daily net assets of each Fund at the following rates:

                                      FROM $0    FROM $25    FROM $50    FROM $100   FROM $125   FROM $200   FROM $400      OVER
                                       TO $25     TO $50      TO $100     TO $125     TO $200     TO $400     TO $500       $500
NAME OF FUND                          MILLION     MILLION     MILLION     MILLION     MILLION     MILLION     MILLION     MILLION
------------                          -------------------------------------------------------------------------------------------
Equity Income Fund ...............     0.625%      0.625%      0.625%      0.625%      0.625%      0.625%      0.625%      0.500%
Growth & Income Fund .............     0.800%      0.800%      0.800%      0.750%      0.750%      0.700%      0.650%      0.575%
Growth Fund of the Northwest .....     0.625%      0.625%      0.625%      0.625%      0.625%      0.625%      0.625%      0.500%
Growth Fund ......................     0.950%      0.875%      0.875%      0.875%      0.875%      0.875%      0.875%      0.875%
Mid Cap Stock Fund ...............     0.750%      0.750%      0.750%      0.750%      0.750%      0.750%      0.750%      0.750%
Small Cap Stock Fund .............     0.900%      0.850%      0.850%      0.850%      0.850%      0.850%      0.850%      0.750%
International Growth Fund ........     0.950%      0.950%      0.850%      0.850%      0.750%      0.750%      0.750%      0.750%
Short Term Income Fund ...........     0.500%      0.500%      0.500%      0.500%      0.500%      0.450%      0.450%      0.400%
U.S. Government Securities Fund ..     0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.500%
Income Fund ......................     0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.500%
Money Market Fund ................     0.450%      0.450%      0.450%      0.450%      0.450%      0.450%      0.450%      0.450%

WM VARIABLE TRUST

Custodian fees for certain Funds have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 2001 are shown separately in the Statements of Operations.

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairman and committee members receive additional remunerations for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 38 funds within the WM Group of Funds.

5. DISTRIBUTION PLAN

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class 2 shares of the Fund (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc. (the "Distributor") receives a service fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2001 were as follows:

NAME OF FUND                                             PURCHASES            SALES
------------                                             ---------            -----
Equity Income Fund ...............................      $ 54,981,455      $ 10,519,511
Growth & Income Fund .............................       100,090,773        78,687,045
Growth Fund of the Northwest .....................        23,987,338        14,203,504
Growth Fund ......................................       177,118,596       216,868,641
Mid Cap Stock Fund ...............................        25,239,368        18,128,411
Small Cap Stock Fund .............................        32,388,379        33,149,650
International Growth Fund ........................        18,832,686        20,719,048
Short Term Income Fund ...........................        15,695,732        11,180,220
Income Fund ......................................        48,550,074         7,032,939

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 2001 were as follows:

NAME OF FUND                                              PURCHASES          SALES
------------                                              ---------          -----
Equity Income Fund ................................      $        --      $   354,012
Short Term Income Fund ............................        8,434,834        8,013,041
U.S. Government Securities Fund ...................       62,401,477       36,900,950
Income Fund .......................................       24,005,600       38,854,200

WM VARIABLE TRUST

At December 31, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                     TAX BASIS        TAX BASIS
                                                                     UNREALIZED       UNREALIZED
NAME OF FUND                                                        APPRECIATION     DEPRECIATION
------------                                                        ------------     ------------
Equity Income Fund ...........................................      $10,456,949      $ 2,724,471
Growth & Income Fund .........................................       53,205,344       18,551,796
Growth Fund of the Northwest .................................       14,974,232       10,319,782
Growth Fund ..................................................       17,574,985       13,276,077
Mid Cap Stock Fund ...........................................       15,538,894        2,321,338
Small Cap Stock Fund .........................................       13,210,950       33,466,300
International Growth Fund ....................................        3,468,635        8,005,880
Short Term Income Fund .......................................        1,397,036          161,936
U.S. Government Securities Fund ..............................        4,067,288          401,536
Income Fund ..................................................        6,026,907        2,492,086

Information regarding dollar roll transactions by the U.S. Government Securities Fund and Income Fund is as follows:

                                                                    U.S. GOVERNMENT
DOLLAR ROLL TRANSACTIONS                                            SECURITIES FUND    INCOME FUND
------------------------                                            ---------------    -----------
Maximum amount outstanding during the year .....................      $ 1,763,125      $ 6,246,500
Average amount outstanding during the year*  ...................      $   154,575      $   547,638
Average monthly shares outstanding during the year .............       11,962,010       14,203,458
Average debt per share outstanding during the year .............            $0.01            $0.04

--------------
* The average amount outstanding during the year was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 2001.

7. LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At December 31, 2001, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities equivalent to 100% of the market value of securities loaned with the Funds' custodian.

8. TRANSACTIONS WITH AFFILIATES

At December 31, 2001, the Variable Trust Portfolios held investments in a number of Variable Trust Funds. The figures presented below represent the percentage of shares outstanding in each of the Underlying Funds owned by the Variable Trust
Portfolios:

                                                                 VARIABLE TRUST PORTFOLIOS
                                                ------------------------------------------------------------
                                                STRATEGIC  CONSERVATIVE             CONSERVATIVE    FLEXIBLE
                                                  GROWTH      GROWTH     BALANCED     BALANCED       INCOME
UNDERLYING FUND                                 PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------                                 ---------  ------------  ---------  ------------   ---------
Equity Income Fund .......................        10.2%        30.2%        31.9%        0.8%        3.3%
Growth & Income Fund .....................        10.2%        31.0%        26.3%        0.7%        3.3%
Growth Fund of the Northwest .............        10.5%        28.2%        23.6%        0.6%        1.9%
Growth Fund ..............................         6.9%        16.8%        10.9%        0.3%        0.6%

WM VARIABLE TRUST

                                                       VARIABLE TRUST  PORTFOLIOS
                                        -----------------------------------------------------------
                                        STRATEGIC  CONSERVATIVE             CONSERVATIVE  FLEXIBLE
                                         GROWTH       GROWTH     BALANCED     BALANCED     INCOME
UNDERLYING FUND                         PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
---------------                         ---------  ------------  ---------  ------------  ---------
Mid Cap Stock Fund ................       17.8%        35.6%        31.3%        0.9%         4.1%
Small Cap Stock Fund ..............       10.7%        26.9%        22.0%        0.4%         1.7%
International Growth Fund .........       16.0%        32.5%        22.9%        0.6%          --
Short Term Income Fund ............         --           --         46.5%        2.5%        23.7%
U.S. Government Securities Fund....         --         12.3%        38.6%        2.1%        17.2%
Income Fund .......................         --         22.1%        36.8%        2.6%        18.3%

9. POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the following Funds elected to defer capital losses occurring between November 1, 2001 and December 31, 2001 as follows:

NAME OF FUND                        CAPITAL LOSSES
------------                        --------------
Growth Fund .......................  $7,501,840
International Growth Fund .........   1,667,070
U.S. Government Securities Fund ...     149,582
Income Fund .......................     986,870

Such losses will be treated as arising on the first day of the year ending December 31, 2002.

10. CAPITAL LOSS CARRYFORWARDS

At December 31, 2001, the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                      EXPIRING   EXPIRING   EXPIRING    EXPIRING  EXPIRING    EXPIRING    EXPIRING   EXPIRING
NAME OF FUND                          IN 2002    IN 2003    IN 2004     IN 2005   IN 2006     IN 2007     IN 2008    IN 2009
------------                         ---------  ---------  ---------   ---------  --------   ---------   ---------  -----------
Growth & Income Fund ..............  $     --   $     --   $     --    $     --   $    --    $     --    $     --   $13,669,431
Growth Fund .......................        --         --         --          --        --          --          --    71,088,559
International Growth Fund .........        --         --         --          --        --          --          --     4,251,628
Short Term Income Fund ............    87,775     71,035    241,115      75,877    51,627     114,619      76,142        35,066
U.S. Government Securities Fund ...        --    917,457         --     160,620        --          --      17,239            --
Income Fund .......................   184,782    878,516    144,318          --        --     292,533     175,624            --
Money Market Fund .................        --         --         --          --       425         467        --              54

11. GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

Certain Funds may invest a portion of their assets in foreign securities; developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of the Funds of the WM Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds of the WM Variable Trust (the "Funds"), (comprising WM Variable Trust Equity Income Fund, WM Variable Trust Growth & Income Fund, WM Variable Trust Growth Fund of the Northwest, WM Variable Trust Growth Fund, WM Variable Trust Mid Cap Stock Fund, WM Variable Trust Small Cap Stock Fund, WM Variable Trust International Growth Fund, WM Variable Trust Short Term Income Fund, WM Variable Trust U.S. Government Securities Fund, WM Variable Trust Income Fund, and WM Variable Trust Money Market Fund), as of December 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 1, 2002

OTHER INFORMATION (UNAUDITED)

WM VARIABLE TRUST

YEAR ENDED DECEMBER 31, 2001

1. TAX INFORMATION

In accordance with the Internal Revenue Code, the following Funds are designating, for purposes of their dividends paid deduction, the corresponding listed amounts as long-term capital gain dividends. These amounts are provided for federal tax compliance purposes. This information is not intended to be used when arriving at your year-end taxable income.

                 (NAME OF FUND)
                 --------------
                 Equity Income Fund .............. $  139,680
                 Growth Fund of the Northwest ....  1,076,269
                 Mid Cap Stock Fund ..............    372,505
                 Small Cap Stock Fund ............  2,321,466

2. TRUSTEE INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS                  LENGTH OF            PRINCIPAL OCCUPATION(S) DURING           OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE             TIME SERVED(1)                  PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
David E. Anderson, 75,            Sierra Funds-8 years      Retired President and CEO of GTE    Children's Bureau Foundation; Upward
17960 Seabreeze Drive                  WM Group of          California, Inc.                    Bound House of Santa Monica
Pacific Palisades, CA 90272          Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 73,       Composite Funds-11 years  Retired doctor of internal medicine
3 East 40th Avenue                      WM Group of         and gastroenterology.
Spokane, WA 99203                      Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 48,             Composite Funds-3 years   CPA specializing in personal        St. George's School; YMCA of the
P.O. Box 28338                          WM Group of         financial and tax planning.         Inland Northwest; Frank Russell
Spokane, WA 99228-8338                 Funds-3 years                                            Investment Company; Russell
                                                                                                Insurance Funds; Avista Corporation
------------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 73,         Sierra Funds-8 years     Partner at the law firm of Davis    Braille Institute of America, Inc;
553 South Marengo Avenue               WM Group of          and Whalen LLP.                     Children's Bureau of Southern
Pasadena, CA 91101                    Funds-3 years                                             California, Children's Bureau
                                                                                                Foundation; Fifield Manors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 58,            Griffin Funds-5 years    Founder of McGinnis Investments.    Baptist Foundation of Texas; Texas
9225 Katy Freeway, Suite 205            WM Group of                                             Tech University Foundation
Houston, TX 77024                      Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D., 57,  Sierra Funds-2 years    University professor, researcher    Nordstrom Inc.; K2, Inc.; First
110 Westwood Plaza, Suite C305           WM Group of        and administrator at the University Pacific Advisors Capital Funds;
Los Angeles, CA 90095-1481              Funds-3 years       of California Los Angeles.          First Pacific Advisors and New
                                                                                                Income Fund, Member of Investment
                                                                                                Company Institute National Board of
                                                                                                Governors.
------------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 57,            Composite Funds-1 year   Retired Chairman and CEO of BDO     Wild Seed, Inc.; Gitwit, Inc.;
4311 South Madison Road                 WM Group of         Seidman.                            Catalytic, Inc.
Spokane, WA 99206                      Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 74,                    Composite Funds-3 years  Founder and Chairman of The Rockey  Downtown Seattle Association;
2121 Fifth Avenue                       WM Group of         Company.                            Rainier Club
Seattle, WA 98121                      Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 48,            Griffin Funds-5 years    President of Williams College
P.O. Box 687                             WM Group of        since 2000. Prior thereto, Dean of
Williamstown, MA 01267                  Funds-3 years       the College of Letters, Arts and
                                                            Sciences; Professor of Economics
                                                            and Vice President of Planning,
                                                            University of Southern California.
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey, 75,          Composite Funds-23 years    Retired Managing Director of        AdMedia Partners Inc.; Czech and
444 Madison Avenue, 19th Floor         WM Group of          Dillon, Read & Co., an Investment   Slovak American Enterprise Fund
New York, NY 10022                    Funds-3 years         Bank now part of UBS Warburg.
------------------------------------------------------------------------------------------------------------------------------------

WM VARIABLE TRUST

YEAR ENDED DECEMBER 31, 2001

NAME, AGE, AND ADDRESS                  LENGTH OF            PRINCIPAL OCCUPATION(S) DURING           OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(2)              TIME SERVED(1)                  PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 66,              Composite Funds-4 years   President of the Seattle            Washington Mutual, Inc.; REI
425 Pike Street, Suite 510             WM Group of          Foundation.
Seattle, WA 98101                    Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 65,            Composite Funds-3 years   Chairman of CPM Development         Washington Mutual, Inc.
P.O. Box 3366                           WM Group of         Corporation
Spokane, WA 99220-3366                 Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 59,            Composite Funds-9 years   President, CEO and Director of      Member of Investment Company
President and CEO                      WM Group of          the Advisor, Distributor and        Institute National Board of
1201 Third Avenue, 22nd Floor         Funds-3 years         Administrator.                      Governors
Seattle, WA 98101
------------------------------------------------------------------------------------------------------------------------------------

                                 POSITION(S) HELD WITH REGISTRANT
NAME, AGE, AND ADDRESS                         &                                          PRINCIPAL OCCUPATION(S) DURING
     OF OFFICER                       LENGTH OF TIME SERVED                                      PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 58,       First Vice President, Chief Financial Officer and      First Vice President of the Administrator,
1201 Third Avenue, 22nd Floor   Treasurer since 2001. First Vice President and Chief   Treasurer and CFO of the Trust and First Vice
Seattle, WA 98101               Financial Officer since 1998. Vice President and       President and Director of the Advisor and
                                Treasurer since 1988.                                  Distributor.
------------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh, 47,            Senior Vice President since 2000.                      Senior Vice President and Director of the
12009 Foundation Place,          First Vice President since 1997.                      Distributor and Director of the Advisor and
Suite 350                                                                              Administrator since 1997. Prior thereto,
Gold River, CA 95670                                                                   senior level positions with AIM Management.
------------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells, 51,           First Vice President since 2000.                      First Vice President, Secretary and Director
1201 Third Avenue, 22nd Floor                                                          of the Advisor, Distributor, and
Seattle, WA 98101                                                                      Administrator.
------------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski, 40,           First Vice President since 2001.                      First Vice President of the Advisor.
1201 Third Avenue, 22nd Floor      Vice President since 1999.
Seattle, WA 98101
------------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer, 43,          First Vice President since 2001.                      First Vice President of the Advisor. Prior
1201 Third Avenue, 22nd Floor                                                          thereto, senior level positions with Smoot,
Seattle, WA 98101                                                                      Miller, Cheney and Co.
------------------------------------------------------------------------------------------------------------------------------------
John T. West, 47,                First Vice President and Compliance Officer           Vice President of the Administrator.
1201 Third Avenue, 22nd Floor    since 2001. Vice President and Compliance Officer
Seattle, WA 98101                since 1998. Secretary since 1993.
------------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum, 42,           Senior Vice President since 2001.                     Senior Vice President and Chief Investment
1201 Third Avenue, 22nd Floor    First Vice President since 1999.                      Officer of the Advisor. Prior to 1999, senior
Seattle, WA 98101                                                                      positions at D.A. Davidson and Boatmen's
                                                                                       Trust.
------------------------------------------------------------------------------------------------------------------------------------

--------------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(2) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

This Annual Report is published for the general information of the shareholders of the WM Variable Trust. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Share prices and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Shares of the WM Variable Trust are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

[LOGO] WM VARIABLE TRUST
WM Funds Distributor, Inc.
12009 Foundation Place, Suite 350
Gold River, CA 95670


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